VANGUARD(R)
MUNICIPAL BOND
FUNDS

                                                                   Annual Report
                                                                October 31, 1999
--------------------
VANGUARD TAX-EXEMPT
  MONEY MARKET FUND

VANGUARD SHORT-TERM
  TAX-EXEMPT FUND

VANGUARD LIMITED-TERM
  TAX-EXEMPT FUND

VANGUARD INTERMEDIATE-TERM
  TAX-EXEMPT FUND

VANGUARD INSURED LONG-TERM
  TAX-EXEMPT FUND

VANGUARD LONG-TERM
  TAX-EXEMPT FUND

VANGUARD HIGH-YIELD
  TAX-EXEMPT FUND

[PHOTO]

[MEMBERS OF THE VANGUARD GROUP(R) LOGO]

[PHOTO]
JOHN C. BOGLE

FELLOW SHAREHOLDERS:

     Two roads diverged in a wood, and I--I took the one less traveled by, and that has made all the difference.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

     Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought-- has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

     While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

     While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

     But I have promises to keep, and miles to go before I sleep, and miles to go before I sleep.

     You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

                                                               /s/ JCB
---------------------------------------------------------------

     CONTENTS

     REPORT FROM THE CHAIRMAN                             1

     THE MARKETS IN PERSPECTIVE                           6

     REPORT FROM THE ADVISER                              8

     FUND PROFILES                                       10

     PERFORMANCE SUMMARIES                               18

     FINANCIAL STATEMENTS                                25

---------------------------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

Inflation worries upset the bond market during the 12 months ended October 31, 1999, the fiscal year for the Vanguard Municipal Bond Funds. Bond returns were the lowest in five years, with long-term bonds hardest hit. Despite this difficult environment, six of our seven funds outperformed its average peer. However, only three of the funds provided positive total returns (capital change plus reinvested dividends) for the year. The others recorded negative returns because falling bond prices more than offset their interest income. The adjacent table breaks each fund's total return into its income and capital components. It also presents each fund's yield as of October 31.

-------------------------------------------------------------------
                      COMPONENTS OF TOTAL RETURNS
                    FISCAL YEAR ENDED OCTOBER 31, 1999
                    ----------------------------------     SEC
                      TOTAL       INCOME     CAPITAL    ANNUALIZED
TAX-EXEMPT FUND       RETURN      RETURN      RETURN      YIELD*
-------------------------------------------------------------------
Money Market**         3.1%        3.1%         0.0%     3.27%
-------------------------------------------------------------------
Short-Term             2.7%        3.7%        -1.0%     3.80%
-------------------------------------------------------------------
Limited-Term           1.8%        4.2%        -2.4%     4.28%
-------------------------------------------------------------------
Intermediate-Term     -0.4%        4.8%        -5.2%     4.84%
-------------------------------------------------------------------
Insured Long-Term     -2.7%        5.0%        -7.7%     5.22%
-------------------------------------------------------------------
Long-Term             -3.5%        4.8%        -8.3%     5.29%
-------------------------------------------------------------------
High-Yield            -2.8%        5.0%        -7.8%     5.51%
-------------------------------------------------------------------

  * 7-day yield for the Tax-Exempt Money Market Fund; 30-day yield for other funds.

 ** An investment in a money market fund is not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.


     The table on page 2 shows how our funds' returns for fiscal 1999 compared with those of competing funds. And in a table following this letter, we present each fund's net asset value at the beginning and end of the fiscal year, along with the per-share amount of income dividends and any distribution from net realized capital gains. The Performance Summaries on pages 18 through 24 show the returns of each fund for various periods, compared with an appropriate unmanaged index.

FINANCIAL MARKETS IN REVIEW

When the fiscal year began, interest rates were still near the lows reached in early October 1998, and bond investors were basking in an environment that featured both low inflation and solid expansion in economic activity. But a few months later, investors were increasingly focused on the possibility that the continuing strength of the U.S. economy, coupled with renewed growth in overseas economies, would cause the prices of goods and services to rise significantly.

     These inflation fears and a weakening dollar helped to push bond yields higher and bond prices lower. The Federal Reserve Board, after cutting short-term interest rates by a total of 0.75 percentage point in autumn 1998, switched direction and boosted short-term rates by 0.25 percentage point in both June and August 1999. The market had acted before the Fed, pushing rates higher across the maturity spectrum. On balance, the yield of the 30-year U.S. Treasury bond moved up 100 basis points (1 percentage point) to end the period at 6.16%, while the 10-year Treasury's yield jumped 141 basis points to 6.02%, and the 3-month Treasury bill's yield rose 0.77 percentage point to 5.09%.

     Bond prices move in the opposite direction from interest rates, so higher rates caused the prices of existing bonds to fall. The Lehman Brothers Aggregate Bond Index, a proxy for the taxable investment-grade portion of the U.S. bond market, provided a meager 12-month total return of 0.5%. Inflation, as measured by the Consumer Price Index, was 2.6% during our fiscal year. Although this was a moderate pace by historical standards, it was above the 1.5% inflation rate experienced during our previous fiscal year. For most bond investors, returns failed to outrun inflation.

     Municipal bond prices also suffered from the general rise in interest rates, although the damage was less severe than for Treasury securities. The Lehman Brothers Municipal Bond Index, a proxy for high-grade tax-exempt issues that has an intermediate average maturity, had a total return of -1.8%, consisting of a 4.2% return from income and a -6.0% price decline. In comparison, the Lehman 5-10 Year U.S. Treasury Index had a total return of -3.1%, as a 6.0% income return was overcome by a -9.1% price decline. The somewhat better performance of municipal bonds led to a widening of the spread between tax-exempt and Treasury yields.

       At the outset of the period, high-grade long-term municipal bonds provided roughly 95% of the yield of the benchmark 30-year U.S. Treasury bond--a remarkable fact, given that the former deliver tax-exempt income, while Treasuries are subject to federal income taxes at rates as high as 39.6%. The yield on long-term municipals rose 95 basis points on balance to 6.08% from 5.13% at the beginning of the fiscal year. Yields on high-quality, short-term municipal securities ended the period at 3.80%, up 92 basis points from 2.88% at the end of last October. For investors in the maximum marginal tax bracket, tax-exempt yields of 6.08% and 3.80% are equivalent to yields of 10.07% and 6.29%, respectively, on taxable bonds with the same maturities.

     While bond prices withered, the U.S. stock market continued its assault on the record books. During the 12 months ended October 31, the Wilshire 5000 Total Market Index, a proxy for all domestic stocks, gained 25.7%. Virtually all of the gains came in the first half of the fiscal year, before rising interest rates dampened investor enthusiasm.

FISCAL 1999 PERFORMANCE OVERVIEW

The table below shows the total return of each of the Vanguard Municipal Bond Funds in relation to the average return for funds with comparable credit quality and average maturities. All but one of our funds surpassed their real-world competitors, with margins ranging from 0.2 percentage point (for our High-Yield Tax-Exempt Fund) to 1.7 percentage points (for our Insured Long-Term Tax-Exempt
Fund). However, as shown in the Performance Summaries, five of our funds lagged their unmanaged benchmark indexes during the fiscal year. The indexes are tough competitors because they exist only on paper and incur no operating or transaction costs, which all real portfolios bear to one degree or another. Our Short-Term Tax-Exempt Fund beat its index benchmark largely because the average maturity of its holdings was shorter

--------------------------------------------------------
                               TOTAL RETURNS
                     FISCAL YEAR ENDED OCTOBER 31, 1999
                    ------------------------------------
                                  AVERAGE
                    VANGUARD     COMPETING
TAX-EXEMPT FUND       FUND         FUND*      DIFFERENCE
--------------------------------------------------------
Money Market          3.1%          2.6%        +0.5%
Short-Term            2.7           2.7**        0.0
Limited-Term          1.8           1.2         +0.6
Intermediate-Term    -0.4          -1.5         +1.1
Insured Long-Term    -2.7          -4.4         +1.7
Long-Term            -3.5          -4.2         +0.7
High-Yield           -2.8          -3.0         +0.2
--------------------------------------------------------

  * Derived from data provided by Lipper Inc.

 ** Adjusted to exclude funds with a dollar-weighted average maturity greater than 2 years as of September 30, 1999.

than that of the index--making the fund's share price less sensitive than the index to interest rate fluctuations. The Tax-Exempt Money Market Fund maintained its share price of $1, as is expected but not guaranteed.

     Operating expenses directly reduce the income that bond funds pay to their shareholders. Although these costs put all funds at a disadvantage versus their index benchmarks, the Vanguard funds remain well ahead of our competitors in this regard. Our low operating costs mean that more of our funds' interest income is passed along in dividends to shareholders. The Vanguard Municipal Bond Funds had expense ratios--annual operating expenses as a percentage of average net assets--of either 0.18% or 0.19% during the fiscal year, far below the expense ratios charged by the average funds in their peer groups. Expenses charged by our peers averaged from 0.69% (for tax-exempt money market funds) to 1.16% (for high-yield funds), according to data from Lipper Inc. Obviously, cost matters.

     Our other key competitive weapon is Vanguard's Fixed Income Group, which advises our funds. The group carefully scrutinizes the credit quality of each potential investment before committing your money, and its managers ensure that each fund stays within its stated maturity guidelines. They serve you very well.

LONG-TERM PERFORMANCE OVERVIEW

During the decade of the 1990s, the bond market amply demonstrated the fact that bond prices are volatile. Rising interest rates depressed bond prices in our funds' fiscal years 1990, 1994, 1996, and 1999. On the other hand, falling rates boosted prices in the six other years. These short-term fluctuations in bond prices largely offset each other over the full decade. The result, as is typical over long periods, was that interest income, rather than capital gains or losses, was the dominant factor in the total return from bonds. That said, our longer-term funds enjoyed a slight tailwind during the decade because interest rates declined modestly, on balance, over the period.

     The table at right presents the ten- year records of the Vanguard Municipal Bond Funds. It presents the average annual returns for the funds and their peer groups, as well as the results of hypothetical $10,000 investments in each fund, assuming the reinvestment of all dividends and capital gains distributions. I'm pleased to report that six of the funds outperformed their average peers during the decade by annual margins ranging from 0.4 percentage point to 1 percentage point. Our seventh fund, the Short-Term Tax-Exempt Fund, finished in a dead heat with its average peer fund, returning an average of 4.5% annually. As the table shows, even small differences in annual returns

--------------------------------------------------------------------------------------
                                                  TOTAL RETURNS
                                         10 YEARS ENDED OCTOBER 31, 1999
                             ---------------------------------------------------------
                             AVERAGE                      FINAL VALUE OF
                             ANNUAL                          A $10,000
                             RETURN                     INITIAL INVESTMENT*
                     -----------------------------------------------------------------
                                    AVERAGE                    AVERAGE
                       VANGUARD    COMPETING     VANGUARD     COMPETING     VANGUARD
TAX-EXEMPT FUND          FUND         FUND         FUND         FUND        ADVANTAGE
--------------------------------------------------------------------------------------
Money Market            3.6%         3.2%         $14,259       $13,675     $   584
Short-Term              4.5          4.5           15,583        15,511          72**
Limited-Term            5.5          4.9           17,056        16,189         867
Intermediate-Term       6.9          6.0           19,439        17,831       1,608
Insured Long-Term       7.1          6.1           19,772        18,089       1,683
Long-Term               7.2          6.2           20,093        18,320       1,773
High-Yield              7.4          6.4           20,347        18,570       1,777
--------------------------------------------------------------------------------------

 *Assuming reinvestment of all income dividends and capital gains distributions.

**Difference due to rounding of returns.

result in substantial differences in earnings over a ten-year period. On $10,000 investments made a decade ago, our margins of superiority over other funds amounted to extra earnings of as much as $1,700 (or 17% of the initial investment). In reality, our margins were even wider, because some tax-exempt bond funds carry sales loads that are not factored into the return calculations for the peer groups.

     In comparison with their unmanaged index benchmarks, our funds had mixed results during the past decade. Three of our funds topped their indexes, while two trailed and one stayed even. The fact that our funds so closely tracked the indexes was a notable achievement given that the indexes don't bear the operating, advisory, or transaction costs that all mutual funds incur.

     No one knows what absolute returns the municipal bond market will provide in the future. I am confident, however, that our low costs and sound management will enable our tax-exempt funds to continue providing returns that exceed those provided by our peer groups.

IN SUMMARY

The returns of bonds and stocks diverged sharply during the 12 months ended October 31. Though this divergence was unsettling to some bond investors, it should not be considered unusual. The fact is, individual securities, industries, and entire asset classes sometimes struggle while others shine.

     Because of such divergences and the unpredictable nature of the financial markets, we firmly believe in diversified investment programs, which have exposure to the different asset classes as well as to a variety of issues within each class. Such a balanced approach is the surest road to long-term investing success. Creating a program tailored to your objectives, time horizon for investing, and tolerance for risk--and sticking with it through good times and bad--allows you to participate in the rewards of the financial markets while limiting the risk.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

November 15, 1999

-------------------------------------------------------------------------------
A NOTE OF THANKS TO OUR FOUNDER
-------------------------------------------------------------------------------

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.


FUND STATISTICS
----------------------------------------------------------------------------------------------------------
                                        NET ASSET VALUE
                                           PER SHARE                                TWELVE MONTHS
                         -------------------------------------------    ----------------------------------
                              OCTOBER 31,             OCTOBER 31,         INCOME                  CAPITAL
TAX-EXEMPT FUND                  1998                    1999            DIVIDENDS                 GAINS*
-----------------        ---------------------------------------------------------------------------------
Money Market                     1.00                    1.00            $0.030                   $0.000
Short-Term                      15.65                   15.48             0.578                    0.006
Limited-Term                    10.85                   10.59             0.457                    0.000
Intermediate-Term               13.52                   12.79             0.648                    0.035
Insured Long-Term               12.73                   11.69             0.644                    0.069
Long-Term                       11.39                   10.34             0.565                    0.115
High-Yield                      11.06                   10.13             0.571                    0.072
----------------------------------------------------------------------------------------------------------

*Includes long-term and short-term capital gains distributions.

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1999

Caution followed exuberance in the U.S. stock market during the fiscal year ended October 31, 1999. Improving economic conditions during the first half of the year set off a raucous rally from the lows of summer 1998, when fears of a global economic slump swept world markets. However, during the second half of the fiscal year, interest rates kept rising, pulling down bond prices and tempering the stock market's optimism. The notion of a global slump was replaced by worries that economic growth might be so strong as to threaten a surge in inflation.

U.S. STOCK MARKETS

A booming U.S. economy and solid increases in corporate earnings lifted the U.S. stock market, especially during the first half of the fiscal year. The nation's economic output increased by about 4% during the year. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent virtually every dollar they earned, encouraged by rising wealth from a long bull market, plentiful employment, and rising incomes. (After-tax personal income rose about 5% during the year; unemployment fell to a 30-year low of 4.1% of the workforce in October.)

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURNS
                                               PERIODS ENDED OCTOBER 31, 1999
                                             -----------------------------------
                                              1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             25.7%        26.5%        26.0%
   Russell 2000 Index                        14.9          9.4         12.6
   Wilshire 5000 Index                       25.7         23.8         23.8
   MSCI EAFE Index                           23.4         12.5          9.5
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                0.5%         6.2%         7.9%
   Lehman 10 Year Municipal Bond Index       -1.2          5.2          7.0
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                4.6          5.0          5.2
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       2.6%         2.0%         2.4%
--------------------------------------------------------------------------------

     From October 31, 1998, through April 30, 1999, the stock market rose 22.8%, as measured by the Wilshire 5000 Total Market Index. Investor confidence, already high due to the booming economy, was bolstered by easier monetary policy--the Federal Reserve cut short-term interest rates in November 1998 for the third time in less than two months. But by summer, the Fed reversed course, twice boosting its target for short-term interest rates to slow the economy and reduce inflationary pressures.

     Higher interest rates helped take the steam out of the stock market's rally during the second half of the fiscal year, even though estimates of corporate earnings kept rising. Higher rates tend to hurt stocks because many investors use current interest rates to discount the value of a stock's projected earnings and dividends. The higher the rate, the more future earnings are discounted, and the less investors will pay for the stock now. After a second-half gain of 2.3%, the Wilshire 5000 Index recorded a 25.7% return for the full fiscal year.

     Big stocks outperformed small stocks in fiscal 1999, and growth stocks outpaced value stocks. The S&P 500 Index, which is dominated by large-capitalization stocks, gained

25.7%, while the small-cap Russell 2000 Index was up 14.9%. Growth stocks--whose high prices in relation to earnings, book value, and dividends indicate high expectations for future growth--lost none of their appeal, despite soaring valuations for many. Both large- and small-cap growth issues gained roughly 30%, while value stocks within the S&P 500 Index were up 19.0%, and the Russell 2000's value stocks had a scant 0.7% return.

     The growth/value gap was due partly to the incredible performance of technology stocks, most of which are classified as growth issues. Within the S&P 500 Index, tech stocks gained 67% during the fiscal year. Advances of about 30% were recorded by retailers and other consumer-discretionary stocks and by the utilities sector, where gains were concentrated in telecommunications stocks. The only sector with a loss was consumer staples (-8%), where food and beverage company stocks suffered from falling profits. Other laggards were the auto & transportation sector (+6%) and health-care stocks (+9%).

U.S. BOND MARKETS

Rapid economic growth was a help to the stock market but a hindrance to bonds. Investors worried that, with unemployment so low, growth above the 2.5% to 3% range would cause wages and prices to accelerate. Indeed, inflation did rise a bit, although the Consumer Price Index was up a relatively modest 2.6% during the 12-month period.

     As mentioned, the Fed sought to combat inflationary pressures by increasing short-term interest rates by a quarter-point on June 30 and again on August 24. The bond market was already pushing up rates well before the Fed acted. Yields of long-term U.S. Treasury bonds began rising significantly in February. By fiscal year-end, the 30-year Treasury bond's yield was 6.16%, up precisely 1 percentage point for the year. The 10-year Treasury's yield rose 1.41 percentage points, from 4.61% to 6.02%. Short-term interest rates didn't rise as far, and 3-month Treasury bill yields were up 0.77 point to 5.09% at fiscal year-end.

     Rising interest rates mean lower prices for existing bonds, of course. Price declines were higher for longer-term bonds, which are most sensitive to changing rates. For the taxable bond market as a whole, as measured by the Lehman Aggregate Bond Index, prices fell -5.7%, resulting in a total return of just 0.5% for the fiscal year. High-yield (junk) bonds and mortgage-backed securities posted higher returns than Treasuries.

INTERNATIONAL STOCK MARKETS

International markets soared in local currencies during the 12 months ended October 31, with European stocks gaining 22.7% and Pacific-region stocks advancing 37.8%. The U.S. dollar rose in value against most European currencies but fell against the Japanese yen. For U.S. investors, the upshot of these currency fluctuations was to trim returns from Europe to 12.7% in dollar terms and to boost returns from the Pacific to 50.5%.

     In the major developed international markets, U.S. investors earned 23.4%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from a renewed appetite for risk on the part of investors encouraged by clear signs of expanding business activity and generally easier monetary policy. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest gains. In Japan, massive government spending programs appeared to be working--at least in the short run--to lift that nation out of a recession.

     Emerging markets, as measured by the Select Emerging Markets Free Index, gained 34.1% for U.S. investors, as local returns of better than 70% were cut nearly in half by weaker currencies in Latin America and eastern Europe.

REPORT FROM THE ADVISER

The year ended October 31, 1999, our last fiscal year of the century, was an eventful 12 months. When the period began, economic instability in developing countries was still fresh in investors' minds. As part of a worldwide effort by central bankers to allay fears of a global economic slide, the Federal Reserve Board lowered short-term interest rates during autumn 1998 by a total of 0.75 percentage point. These actions, coupled with a flight of capital to the safety of U.S. Treasury securities, pushed yields on long-term Treasury bonds lower. The yield of the 30-year Treasury reached a low of 4.72% on October 5, 1998.

     Amid the distress abroad, the United States benefited from the combination of low inflation and low unemployment, which resulted from an obverse of "Murphy's Law." For a while, it seemed as if anything that could go right for the U.S. economy did, and anything that could go wrong didn't. Many positive events influenced the American economy. Low prices for imported goods and the aggressive use of technology in the workplace helped to keep down inflation. The price of crude oil fell to $10.44 per barrel on December 10, 1998. The unemployment rate moved lower and lower, yet excessive wage inflation never surfaced.

     Interest rates rose slightly in November and December of 1998, and the 30-year Treasury bond's yield ended December at 5.10%. Yields on municipal bonds were unchanged during these first two months of the fiscal year. Although municipal yields had moved lower in 1998, they had not fallen as far as Treasury yields. The market in 1998 had to work through near-record levels of newly issued municipal securities with little increase in demand for them. This supply/demand imbalance kept muni yields high; indeed the yields of some long-term insured municipal bonds were equal to 97% of the yields on equivalent Treasury bonds when 1999 began.

     Throughout the remainder of our fiscal year, interest rates moved higher. The economies of Brazil and South Korea were recovering at a surprisingly rapid pace and the Organization of Petroleum Exporting Countries agreed to limit oil production, which helped oil prices to rise; the price of a barrel has since reached the $20-$25 level. Domestically, the economy was strong and unemployment remained low. The U.S. jobless rate fell to a 30-year low of 4.1% in October 1999. The economy continued its robust expansion (gross domestic product increased at a 5.5% annual rate in the third quarter of 1999), even though most economists expected growth to slow. The venerable stock market indicator, the Dow Jones Industrial Average, crossed 10,000 on March 29, 1999, and its meteoric rise continued until it reached a record 11,326 on August 25. All these factors prompted the Fed to raise short-term interest rates twice, each time by 0.25 percentage point, reclaiming two-thirds of the autumn 1998 reductions in short-term rates. The Fed's actions slowed the stock market's rise, and may be beginning to slow the economy.

     The fiscal year was a difficult one for all fixed-income markets, and the municipal bond market was no exception. Most fixed-income investments posted negative total returns for the period. Compared with Treasury bonds, municipals performed well during the first half of the fiscal year, both because muni yields were high relative to Treasury yields and because the supply of new issues declined from the high levels of 1998. By June 30, 1999, the yield of a 30-year insured municipal bond was down to 88.5% of the yield of a comparable Treasury bond, compared with 95.0% when the fiscal year started. However, through the final months of the fiscal year, there was increased competition from corporate bonds for investors' bond investment dollars. The corporate bond market suffered from the same type of supply imbalance that the municipal market encountered in fiscal 1998, as corporations rushed to sell bonds and complete their financing before the century's end. This imbalance caused yields on corporate bonds to rise. The municipal market underperformed during this period as the relatively high yields on corporate bonds attracted some large institutional investors away.

     During the fiscal year, the performance of the Vanguard Municipal Bond Funds was consistent with their stated maturity levels. In other words, the best returns were achieved by the funds with the shortest average maturities, and the worst returns by those with the longest maturities.

     The price sensitivity of a bond or a bond fund rises as its average maturity and duration increases. Therefore, when interest rates go up, prices of long-term bonds and bond funds fall further than those of intermediate-term or short-term bonds or funds. Conversely, when interest rates are falling, price gains are largest for long-term bonds or bond funds and smallest for short-term bonds or funds.

       Unlike interest rates, our goals and approach to investing for our shareholders do not fluctuate. As always, we endeavor to deliver superior total returns for investors, in part by operating our funds at the lowest reasonable cost. Over the long term, we believe this approach will continue to serve our shareholders well.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

November 12, 1999

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

Each fund holds a diversified group of municipal bonds designed to produce a high level of current, tax-exempt income consistent with each fund's maturity and quality mandates. In managing the fund, Vanguard Fixed Income Group follows a disciplined investment policy, meeting well-defined standards for credit quality and keeping each fund within its stated maturity range, while seeking to exceed, with reasonable consistency over the long term, average returns achieved by comparable funds.
--------------------------------------------------------------------------------

FUND PROFILE
TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-------------------------------------------------------
Yield                                             3.3%
Average Maturity                               60 days
Average Quality                                  MIG-1
Expense Ratio                                    0.18%


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------
MIG-1/SP-1                                        65.8%
A-1/P-1                                           32.6
AAA/AA                                             1.6
A                                                  0.0
-------------------------------------------------------
Total                                            100.0%


LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
Texas                                             11.1%
New York                                           8.3
Illinois                                           8.0
Florida                                            6.9
Ohio                                               5.7
Utah                                               5.0
Kentucky                                           4.0
Georgia                                            3.9
Missouri                                           3.6
Wisconsin                                          3.4
-------------------------------------------------------
Top Ten                                           59.9%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a fund's holdings of bonds, the less the fund will be hurt by any financial problems in a single state or region.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
SHORT-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                               SHORT-TERM           LEHMAN
                                TAX-EXEMPT          INDEX*
-----------------------------------------------------------
Number of Issues                    253             51,753
Yield                               3.8%                --
Yield to Maturity                   4.0%                --
Average Coupon                      5.1%              5.5%
Average Maturity                442 days        12.9 years
Average Quality                      AA+               AA+
Average Duration               1.2 years         7.5 years
Expense Ratio                      0.18%                --
Cash Reserves                         0%                --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-----------------------------------------------------------
AVERAGE MATURITY
CREDIT QUALITY



VOLATILITY MEASURES
-----------------------------------------------------------
                                SHORT-TERM           LEHMAN
                                TAX-EXEMPT           INDEX*
-----------------------------------------------------------
R-Squared                             0.74            1.00
Beta                                  0.15            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
------------------------------------------------------
AAA                                              63.1%
AA                                               26.5
A                                                 5.0
BBB                                               5.4
BB                                                0.0
B                                                 0.0
Not Rated                                         0.0
------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                      46.3%
1-3 Years                                         47.8
3-5 Years                                          5.9
Over 5 Years                                       0.0
-------------------------------------------------------
Total                                            100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          14.2%
Texas                                             12.5
Pennsylvania                                       8.6
Massachusetts                                      6.8
Florida                                            4.5
Michigan                                           3.6
Wisconsin                                          3.5
Wyoming                                            3.4
Georgia                                            2.9
California                                         2.9
-------------------------------------------------------
Top Ten                                           62.9%

FUND PROFILE
LIMITED-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES

-----------------------------------------------------------
                             LIMITED-TERM           LEHMAN
                              TAX-EXEMPT            INDEX*
-----------------------------------------------------------
Number of Issues                 352               51,753
Yield                           4.3%                   --
Yield to Maturity               4.5%                   --
Average Coupon                  5.6%                 5.5%
Average Maturity           3.1 years           12.9 years
Average Quality                   AA                  AA+
Average Duration           2.7 years            7.5 years
Expense Ratio                  0.18%                   --
Cash Reserves                   0.8%                   --

*Lehman Municipal Bond Index.


INVESTMENT FOCUS
-----------------------------------------------------------
AVERAGE MATURITY
CREDIT QUALITY


VOLATILITY MEASURES
-----------------------------------------------------------
                             LIMITED-TERM           LEHMAN
                               TAX-EXEMPT           INDEX*
-----------------------------------------------------------
R-Squared                         0.86               1.00
Beta                              0.42               1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-------------------------------------------------------
AAA                                              58.4%
AA                                               28.4
A                                                 4.6
BBB                                               6.8
BB                                                1.8
B                                                 0.0
Not Rated                                         0.0
-------------------------------------------------------
Total                                           100.0%

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                     15.8%
1-3 Years                                         35.8
3-5 Years                                         33.7
Over 5 Years                                      14.7
-------------------------------------------------------
Total                                           100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-------------------------------------------------------
New York                                          15.5%
Texas                                             11.7
Michigan                                           7.1
Pennsylvania                                       5.5
California                                         5.0
Illinois                                           5.0
Massachusetts                                      4.6
Washington                                         3.6
Louisiana                                          3.3
Connecticut                                        3.2
-------------------------------------------------------
Top Ten                                           64.5%

FUND PROFILE
INTERMEDIATE-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
--------------------------------------------------------------
                             INTERMEDIATE-TERM         LEHMAN
                                TAX-EXEMPT             INDEX*
--------------------------------------------------------------
Number of Issues                   976                 51,753
Yield                             4.8%                     --
Yield to Maturity                 4.9%                     --
Average Coupon                    5.4%                   5.5%
Average Maturity             7.4 years             12.9 years
Average Quality                    AA+                    AA+
Average Duration             5.6 years              7.5 years
Expense Ratio                    0.18%                     --
Cash Reserves                     1.2%                     --


*Lehman Municipal Bond Index.


INVESTMENT FOCUS
-----------------------------------------------------------
AVERAGE MATURITY
CREDIT QUALITY


VOLATILITY MEASURES
-----------------------------------------------------------
                             INTERMEDIATE-TERM     LEHMAN
                                TAX-EXEMPT          INDEX*
-----------------------------------------------------------
R-Squared                           0.94            1.00
Beta                                0.80            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-----------------------------------------------------
AAA                                             65.5%
AA                                              24.1
A                                                5.2
BBB                                              4.9
BB                                               0.3
B                                                0.0
Not Rated                                        0.0
------------------------------------------------------
Total                                          100.0%



DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-----------------------------------------------------
Under 1 Year                                     9.7%
1-5 Years                                       20.5
5-10 Years                                      36.6
10-20 Years                                     32.6
20-30 Years                                      0.6
Over 30 Years                                    0.0
------------------------------------------------------
Total                                          100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------------------
New York                                        14.8%
Texas                                           11.1
Pennsylvania                                     8.9
California                                       8.4
Massachusetts                                    7.1
New Jersey                                       5.0
Florida                                          3.8
Nevada                                           3.4
Illinois                                         3.2
Michigan                                         3.2
-----------------------------------------------------
Top Ten                                         68.9%


FUND PROFILE
INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                         INSURED LONG-TERM          LEHMAN
                                TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                   258             51,753
Yield                             5.2%                 --
Yield to Maturity                 5.5%                 --
Average Coupon                    5.5%               5.5%
Average Maturity            14.3 years         12.9 years
Average Quality                    AAA                AA+
Average Duration             8.8 years          7.5 years
Expense Ratio                    0.19%                 --
Cash Reserves                       0%                 --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-------------------------------------------------
AVERAGE MATURITY
CREDIT QUALITY




DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-----------------------------------------------------
AAA                                             98.8%
AA                                               1.2
A                                                0.0
BBB                                              0.0
BB                                               0.0
B                                                0.0
Not Rated                                        0.0
------------------------------------------------------
Total                                          100.0%

VOLATILITY MEASURES
                            INSURED LONG-TERM        LEHMAN
                                TAX-EXEMPT           INDEX*
-----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  1.14            1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-----------------------------------------------------
Under 1 Year                                     6.4%
1-5 Years                                        7.6
5-10 Years                                      17.3
10-20 Years                                     43.0
20-30 Years                                     23.2
Over 30 Years                                    2.5
-----------------------------------------------------
Total                                          100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------------------
California                                      10.2%
Florida                                          8.7
Texas                                            8.4
Pennsylvania                                     8.0
New Jersey                                       5.7
Georgia                                          5.1
Ohio                                             5.0
Illinois                                         4.2
New York                                         3.9
Colorado                                         3.7
-----------------------------------------------------
Top Ten                                         62.9%

FUND PROFILE
LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
-----------------------------------------------------------
                                LONG-TERM           LEHMAN
                                TAX-EXEMPT          INDEX*
-----------------------------------------------------------
Number of Issues                   204              51,753
Yield                             5.3%                  --
Yield to Maturity                 5.6%                  --
Average Coupon                    5.5%                5.5%
Average Maturity            14.7 years          12.9 years
Average Quality                    AA+                 AA+
Average Duration             9.0 years           7.5 years
Expense Ratio                    0.18%                  --
Cash Reserves                       0%                  --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
-----------------------------------------------------------
AVERAGE MATURITY
CREDIT QUALITY

DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-----------------------------------------------------
AAA                                             61.8%
AA                                              22.2
A                                               12.4
BBB                                              3.6
BB                                               0.0
B                                                0.0
Not Rated                                        0.0
-----------------------------------------------------
Total                                          100.0%

VOLATILITY MEASURES
                          LONG-TERM           LEHMAN
                          TAX-EXEMPT          INDEX*
----------------------------------------------------
R-Squared                   0.98                1.00
Beta                        1.12                1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-----------------------------------------------------
Under 1 Year                                     7.5%
1-5 Years                                       10.3
5-10 Years                                       4.0
10-20 Years                                     52.5
20-30 Years                                     23.6
Over 30 Years                                    2.1
-----------------------------------------------------
Total                                          100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------------------
California                                      15.4%
Texas                                           14.3
New York                                        10.0
Pennsylvania                                     9.5
Massachusetts                                    8.4
Illinois                                         4.4
Florida                                          3.2
Washington                                       2.9
Tennessee                                        2.7
New Jersey                                       2.5
-----------------------------------------------------
Top Ten                                         73.3%

FUND PROFILE
HIGH-YIELD TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of October 31, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                             HIGH-YIELD          LEHMAN
                             TAX-EXEMPT          INDEX*
----------------------------------------------------------
Number of Issues                   317              51,753
Yield                             5.5%                  --
Yield to Maturity                 5.8%                  --
Average Coupon                    5.4%                5.5%
Average Maturity            14.3 years          12.9 years
Average Quality                     A+                 AA+
Average Duration             8.7 years           7.5 years
Expense Ratio                    0.18%                  --
Cash Reserves                       0%                  --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
----------------------------------------------------------
AVERAGE MATURITY
CREDIT QUALITY


DISTRIBUTION BY CREDIT QUALITY
(% OF PORTFOLIO)
-----------------------------------------------------
AAA                                            42.0%
AA                                              9.9
A                                              10.5
BBB                                            22.8
BB                                              3.2
B                                               0.0
Not Rated                                      11.6
----------------------------------------------------
Total                                         100.0%

VOLATILITY MEASURES

--------------------------------------------------------
                                HIGH-YIELD        LEHMAN
                                TAX-EXEMPT        INDEX*
--------------------------------------------------------
R-Squared                          0.97            1.00
Beta                               1.03            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)
-----------------------------------------------------
Under 1 Year                                    4.7%
1-5 Years                                       9.9
5-10 Years                                     20.6
10-20 Years                                    39.8
20-30 Years                                    23.9
Over 30 Years                                   1.1
-----------------------------------------------------
Total                                         100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------------------
Pennsylvania                                    10.6%
California                                      10.1
New York                                         9.1
Texas                                            8.8
Massachusetts                                    6.6
Michigan                                         4.5
Ohio                                             4.0
Colorado                                         3.9
New Jersey                                       3.4
Illinois                                         3.3
-----------------------------------------------------
Top Ten                                         64.3%

PERFORMANCE SUMMARY
TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note that annual returns can fluctuate widely. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

TOTAL INVESTMENT RETURNS: JUNE 10, 1980-OCTOBER 31, 1999
--------------------------------------------------------
            TAX-EXEMPT MONEY MARKET FUND        AVERAGE
                                                  FUND*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1980        0.0%         1.3%        1.3%           0.1%
1981        0.0          6.4         6.4            6.2
1982        0.0          7.4         7.4            7.8
1983        0.0          5.1         5.1            4.8
1984        0.0          5.8         5.8            5.4
1985        0.0          5.4         5.4            5.0
1986        0.0          4.9         4.9            4.6
1987        0.0          4.4         4.4            3.9
1988        0.0          5.0         5.0            4.7
1989        0.0          6.3         6.3            5.9
1990        0.0          5.9         5.9            5.5
1991        0.0          4.8         4.8            4.5
1992        0.0          3.3         3.3            2.8
1993        0.0          2.5         2.5            2.0
1994        0.0          2.5         2.5            2.1
1995        0.0          3.7         3.7            3.3
1996        0.0          3.4         3.4            3.0
1997        0.0          3.5         3.5            3.0
1998        0.0          3.4         3.4            3.0
1999        0.0          3.1         3.1            2.6
--------------------------------------------------------

Average Tax-Exempt Money Market Fund; derived from data provided by Lipper Inc. See Financial Highlights table on page 31 for dividend information for the past five years.



--------------------------------------------------------

SEC 7-Day Annualized Yield (10/31/1999): 3.27% *




CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
---------------------------------------------------------

                   Tax-Exempt Money       Average Tax-Exempt
                     Market Fund          Money Market Fund
1989 10                 10000                 10000
1990 01                 10148                 10139
1990 04                 10291                 10275
1990 07                 10437                 10412
1990 10                 10587                 10553
1991 01                 10735                 10696
1991 04                 10861                 10808
1991 07                 10979                 10912
1991 10                 11099                 11024
1992 01                 11210                 11125
1992 04                 11300                 11201
1992 07                 11384                 11272
1992 10                 11462                 11336
1993 01                 11537                 11402
1993 04                 11604                 11453
1993 07                 11673                 11504
1993 10                 11745                 11560
1994 01                 11813                 11620
1994 04                 11879                 11670
1994 07                 11953                 11731
1994 10                 12043                 11805
1995 01                 12150                 11903
1995 04                 12263                 11998
1995 07                 12379                 12097
1995 10                 12492                 12194
1996 01                 12606                 12296
1996 04                 12707                 12381
1996 07                 12813                 12467
1996 10                 12921                 12558
1997 01                 13031                 12656
1997 04                 13138                 12744
1997 07                 13257                 12842
1997 10                 13373                 12940
1998 01                 13493                 13047
1998 04                 13603                 13139
1998 07                 13721                 13235
1998 10                 13833                 13328
1999 01                 13939                 13422
1999 04                 14036                 13500
1999 07                 14145                 13585
1999 10                 14259                 13675



                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED OCTOBER 31, 1999
                                                              ---------------------------------    FINAL VALUE OF A
                                                              1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------
      Tax-Exempt Money Market Fund                             3.08%       3.43%         3.61%          $14,259
      Average Tax-Exempt Money Market Fund*                    2.60        2.98          3.18            13,675
---------------------------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                                -------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                    6/10/1980       3.07%       3.43%          0.00%        3.64%       3.64%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
SHORT-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
--------------------------------------------------------------
     SHORT-TERM TAX-EXEMPT FUND      LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
--------------------------------------------------------------
1980     0.9%      5.3%     6.2%      N/A
1981     0.1       6.7      6.8       N/A
1982     2.4       8.3     10.7       N/A
1983    -0.5       6.1      5.6       N/A
1984    -0.1       6.5      6.4       N/A
1985     0.7       6.5      7.2       N/A
1986     1.6       6.1      7.7      11.0%
1987    -2.2       5.0      2.8       3.2
1988     1.6       5.4      7.0       5.9
1989     0.3       6.0      6.3       6.2
1990     0.4       6.1      6.5       7.0
1991     1.2       5.7      6.9       9.4
1992     0.8       4.5      5.3       7.8
1993     0.3       3.9      4.2       6.6
1994    -1.3       3.5      2.2       1.4
1995     1.2       4.1      5.3       8.0
1996    -0.1       4.0      3.9       4.5
1997     0.0       4.0      4.0       5.5
1998     0.5       4.0      4.5       5.7
1999    -1.0       3.7      2.7       2.2
--------------------------------------------------------------

*Lehman 3 Year Municipal Bond Index.
See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
--------------------------------------------------------------

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------------------------
             Short-Term        Average Adjusted Short    Lehman 3 Year Municipal
             Tax-Exempt Fund   Municipal Debt Fund*      Bond Index
1989  10     10000              10000                   10000
1990  01     10168              10139                   10177
1990  04     10278              10275                   10251
1990  07     10499              10412                   10559
1990  10     10651              10553                   10698
1991  01     10883              10824                   11021
1991  04     11057              11036                   11234
1991  07     11195              11083                   11406
1991  10     11382              11286                   11699
1992  01     11612              11578                   12055
1992  04     11690              11690                   12122
1992  07     11938              11889                   12614
1992  10     11990              11941                   12609
1993  01     12168              12177                   12870
1993  04     12296              12351                   13109
1993  07     12355              12325                   13235
1993  10     12489              12453                   13445
1994  01     12626              12714                   13678
1994  04     12595              12648                   13466
1994  07     12704              12660                   13646
1994  10     12764              12682                   13627
1995  01     12872              12883                   13775
1995  04     13080              13107                   14094
1995  07     13296              13239                   14496
1995  10     13437              13371                   14718
1996  01     13624              13682                   14990
1996  04     13666              13702                   14976
1996  07     13808              13723                   15163
1996  10     13960              13870                   15381
1997  01     14091              14157                   15600
1997  04     14179              14232                   15665
1997  07     14390              14328                   16074
1997  10     14524              14447                   16226
1998  01     14694              14771                   16492
1998  04     14787              14854                   16533
1998  07     14963              14889                   16802
1998  10     15175              15098                   17152
1999  01     15326              15405                   17394
1999  04     15404              15482                   17483
1999  07     15478              15392                   17439
1999  10     15583              15464                   17524




                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED OCTOBER 31, 1999
                                            ------------------------------    FINAL VALUE OF A
                                              1 YEAR   5 YEARS   10 YEARS    $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Fund                     2.69%      4.07%     4.54%         $15,583
Average Adjusted Short Municipal Debt Fund*    2.73       4.11      4.49           15,511
Lehman 3 Year Municipal Bond Index             2.17       5.16      5.77           17,524
-----------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.; adjusted to exclude funds with a dollar-weighted average maturity greater than 2 years as of September 30, 1999.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-----------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      -----------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-----------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Fund          9/1/1977   2.96%    4.06%      0.23%    4.36%    4.59%
-----------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LIMITED-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1987-OCTOBER 31, 1999
------------------------------------------------------------
     LIMITED-TERM TAX-EXEMPT FUND   LEHMAN*
FISCAL   CAPITAL   INCOME   TOTAL    TOTAL
YEAR      RETURN   RETURN   RETURN   RETURN
------------------------------------------------------------
1987       -0.6%    1.0%     0.4%     -0.2%
1988        2.2     6.3      8.5       5.9
1989        0.0     6.5      6.5       6.2
1990        0.7     6.5      7.2       7.0
1991        2.8     6.1      8.9       9.4
1992        1.7     5.3      7.0       7.8
1993        2.4     4.6      7.0       6.6
1994       -3.1     4.2      1.1       1.4
1995        2.5     4.7      7.2       8.0
1996       -0.2     4.6      4.4       4.5
1997        0.5     4.5      5.0       5.5
1998        1.0     4.4      5.4       5.7
1999       -2.4     4.2      1.8       2.2
------------------------------------------------------------

*Lehman 3 Year Municipal Bond Index.
See Financial Highlights table on page 32 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
--------------------------------------------------------------------------------
                Limited-Term    Average Short Municipal    Lehman 3 Year
                Tax-Exempt      Debt Blend Fund            Municipal Bond Index
1989  10        10000           10000                      10000
1990  01        10190           10162                      10177
1990  04        10270           10252                      10251
1990  07        10577           10503                      10559
1990  10        10724           10628                      10698
1991  01        11023           10880                      11021
1991  04        11240           11075                      11234
1991  07        11400           11223                      11406
1991  10        11682           11451                      11699
1992  01        11989           11722                      12055
1992  04        12047           11828                      12122
1992  07        12475           12197                      12614
1992  10        12495           12198                      12609
1993  01        12796           12504                      12870
1993  04        13010           12759                      13109
1993  07        13116           12844                      13235
1993  10        13368           13103                      13445
1994  01        13585           13259                      13678
1994  04        13390           13069                      13466
1994  07        13546           13166                      13646
1994  10        13513           13168                      13627
1995  01        13640           13252                      13775
1995  04        13977           13563                      14094
1995  07        14299           13808                      14496
1995  10        14490           14004                      14718
1996  01        14779           14216                      14990
1996  04        14722           14238                      14976
1996  07        14904           14349                      15163
1996  10        15126           14542                      15381
1997  01        15311           14683                      15600
1997  04        15337           14809                      15665
1997  07        15744           15113                      16074
1997  10        15887           15248                      16226
1998  01        16149           15447                      16492
1998  04        16166           15554                      16533
1998  07        16434           15714                      16802
1998  10        16748           16000                      17152
1999  01        17006           16159                      17394
1999  04        17056           16301                      17483
1999  07        17016           16176                      17439
1999  10        17056           16189                      17524




                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIODS ENDED OCTOBER 31, 1999
                                             ------------------------------  FINAL VALUE OF A
                                                1 YEAR   5 YEARS  10 YEARS  $10,000 INVESTMENT
-----------------------------------------------------------------------------------------------
    Limited-Term Tax-Exempt Fund                1.83%    4.77%     5.48%         $17,056
    Average Short Municipal Debt Blend Fund*    1.18     4.22      4.94           16,189
    Lehman 3 Year Municipal Bond Index          2.17     5.16      5.77           17,524
-----------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      -----------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------------------
Limited-Term Tax-Exempt Fund       8/31/1987   2.21%    4.73%      0.62%    4.94%    5.56%
--------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INTERMEDIATE-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
------------------------------------------------------------
         INTERMEDIATE-TERM TAX-EXEMPT FUND       LEHMAN*
FISCAL   CAPITAL     INCOME       TOTAL           TOTAL
YEAR     RETURN      RETURN       RETURN          RETURN
------------------------------------------------------------
1980     -11.6%       5.9%          -5.7%            N/A
1981     -18.4        7.4          -11.0             N/A
1982      15.4       11.3           26.7             N/A
1983       0.3        8.4            8.7             N/A
1984      -1.7        8.9            7.2             N/A
1985       7.2        9.4           16.6             N/A
1986      10.8        8.5           19.3            19.8%
1987      -7.9        6.6           -1.3            -0.4
1988       6.4        7.5           13.9            10.5
1989       0.3        7.2            7.5             6.3
1990       0.3        7.0            7.3             8.0
1991       5.6        7.0           12.6            11.2
1992       1.2        6.0            7.2             8.2
1993       8.4        5.9           14.3            12.0
1994      -6.5        5.0           -1.5            -1.9
1995       6.3        5.8           12.1            12.3
1996      -0.3        5.2            4.9             4.7
1997       1.3        5.3            6.6             7.4
1998       1.7        5.1            6.8             7.4
1999      -5.2        4.8           -0.4             0.0
------------------------------------------------------------

*Lehman 7 Year Municipal Bond Index.
See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
---------------------------------------------------------------------------
             Inter-Term        Average Intermediate   Lehman 7 Year
             Tax-Exempt Fund   Municipal Debt Fund*   Municipal Bond Index
1989    10    10000             10000                  10000
1990    01    10212             10181                  10255
1990    04    10223             10202                  10258
1990    07    10722             10586                  10679
1990    10    10735             10651                  10800
1991    01    11172             10997                  11189
1991    04    11456             11215                  11425
1991    07    11668             11386                  11591
1991    10    12083             11731                  12007
1992    01    12343             12036                  12332
1992    04    12463             12102                  12401
1992    07    13259             12753                  13108
1992    10    12958             12590                  12991
1993    01    13589             13076                  13487
1993    04    14046             13429                  13803
1993    07    14298             13668                  14099
1993    10    14809             14119                  14546
1994    01    15125             14414                  14837
1994    04    14591             13780                  14232
1994    07    14863             13993                  14479
1994    10    14591             13768                  14270
1995    01    14987             14032                  14543
1995    04    15482             14500                  15064
1995    07    15966             14894                  15647
1995    10    16358             15270                  16030
1996    01    16840             15660                  16454
1996    04    16568             15421                  16205
1996    07    16835             15622                  16440
1996    10    17154             15933                  16775
1997    01    17405             16140                  17067
1997    04    17449             16188                  17072
1997    07    18173             16863                  17855
1997    10    18279             16987                  18021
1998    01    18746             17404                  18503
1998    04    18663             17342                  18411
1998    07    19053             17638                  18794
1998    10    19518             18097                  19353
1999    01    19912             18394                  19735
1999    04    19865             18353                  19661
1999    07    19588             18035                  19409
1999    10    19439             17831                  19355


                                            AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED OCTOBER  31, 1999
                                           -------------------------------      FINAL VALUE OF A
                                                1 YEAR   5 YEARS  10 YEARS     $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------
    Intermediate-Term Tax-Exempt Fund           -0.40%    5.91%     6.87%         $19,439
    Average Intermediate Municipal Debt Fund*   -1.47     5.31      5.95           17,831
    Lehman 7 Year Municipal Bond Index           0.01     6.29      6.83           19,355
-------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      ------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------
Intermediate-Term Tax-Exempt Fund  9/1/1977    0.38%    5.80%      1.31%    5.71%    7.02%
------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1984-OCTOBER 31, 1999
------------------------------------------------------------
      INSURED LONG-TERM TAX-EXEMPT FUND     LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL            TOTAL
YEAR     RETURN   RETURN   RETURN           RETURN
------------------------------------------------------------
1984      -1.6%     0.8%   -0.8%             1.3%
1985       6.7      9.7    16.4             18.7
1986      14.3      9.2    23.5             22.6
1987      -9.2      6.9    -2.3             -0.8
1988       7.9      8.2    16.1             14.6
1989       1.3      7.5     8.8              8.1
1990      -0.8      7.2     6.4              7.4
1991       6.0      7.2    13.2             12.2
1992       0.2      6.5     6.7              8.4
1993      10.7      6.4    17.1             14.1
1994     -10.8      5.2    -5.6             -4.3
1995       9.5      6.4    15.9             14.8
1996       0.7      5.6     6.3              5.7
1997       1.9      5.7     7.6              8.5
1998       2.4      5.5     7.9              8.0
1999      -7.7      5.0    -2.7             -1.8
------------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
-----------------------------------------------------------------------

                Insured Long-    Average Insured       Lehman Municipal
                Term Tax-Exempt  Municipal Debt Fund*  Bond Index
                Fund
1989    10      10000             10000                10000
1990    01      10107             10126                10210
1990    04      10062             10116                10230
1990    07      10694             10609                10700
1990    10      10640             10582                10742
1991    01      11167             11028                11154
1991    04      11380             11253                11405
1991    07      11562             11466                11635
1991    10      12048             11843                12049
1992    01      12317             12142                12370
1992    04      12432             12241                12489
1992    07      13432             13062                13233
1992    10      12860             12688                13060
1993    01      13640             13315                13585
1993    04      14237             13812                14069
1993    07      14451             14088                14403
1993    10      15059             14581                14898
1994    01      15427             14913                15251
1994    04      14425             13919                14372
1994    07      14831             14207                14677
1994    10      14219             13662                14254
1995    01      14924             14195                14713
1995    04      15525             14797                15334
1995    07      15952             15130                15834
1995    10      16482             15662                16370
1996    01      17195             16269                16927
1996    04      16668             15741                16553
1996    07      17055             16045                16879
1996    10      17516             16442                17303
1997    01      17733             16604                17577
1997    04      17799             16646                17650
1997    07      18801             17576                18609
1997    10      18843             17656                18772
1998    01      19478             18208                19354
1998    04      19309             18054                19291
1998    07      19786             18432                19724
1998    10      20328             18925                20278
1999    01      20751             19219                20641
1999    04      20732             19147                20632
1999    07      20274             18651                20292
1999    10      19772             18089                19919



                                         AVERAGE ANNUAL TOTAL RETURNS
                                        PERIODS ENDED OCTOBER 31, 1999
                                        ------------------------------    FINAL VALUE OF A
                                           1 YEAR   5 YEARS  10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------
    Insured Long-Term Tax-Exempt Fund      -2.74%    6.82%     7.05%         $19,772
    Average Insured Municipal Debt Fund*   -4.42     5.77      6.11           18,089
    Lehman Municipal Bond Index            -1.77     6.92      7.13           19,919
-------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
-------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      -------------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
-------------------------------------------------------------------------------------------
Insured Long-Term Tax-Exempt Fund  9/30/1984  -1.87%    6.62%      1.22%    6.09%    7.31%
-------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
------------------------------------------------------------
     LONG-TERM TAX-EXEMPT FUND      LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
------------------------------------------------------------
1980     -19.2%     6.5%   -12.7%      N/A
1981     -21.4      8.4    -13.0     -11.4%
1982      19.0     13.3     32.3      31.6
1983       1.8      9.5     11.3       4.4
1984      -3.3      9.6      6.3       7.6
1985       8.3     10.1     18.4      18.7
1986      14.5      9.3     23.8      22.6
1987     -11.0      6.9     -4.1      -0.8
1988       9.0      8.3     17.3      14.6
1989       1.2      7.6      8.8       8.1
1990      -1.1      7.2      6.1       7.4
1991       6.7      7.6     14.3      12.2
1992       0.8      6.7      7.5       8.4
1993      10.5      6.4     16.9      14.1
1994     -10.7      5.2     -5.5      -4.3
1995       9.5      6.5     16.0      14.8
1996       1.1      5.6      6.7       5.7
1997       2.6      5.6      8.2       8.5
1998       2.4      5.4      7.8       8.0
1999      -8.3      4.8     -3.5      -1.8
------------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------


CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
-------------------------------------------------------------------------
                Long-Term      Average General          Lehman Municipal
                Tax-Exempt     Municipal Debt           Bond Index
                Fund           Fund*
1989    10      10000          10000                    10000
1990    01      10124          10113                    10210
1990    04      10044          10086                    10230
1990    07      10698          10604                    10700
1990    10      10610          10545                    10742
1991    01      11192          10971                    11154
1991    04      11437          11221                    11405
1991    07      11652          11443                    11635
1991    10      12131          11836                    12049
1992    01      12440          12123                    12370
1992    04      12574          12258                    12489
1992    07      13606          13087                    13233
1992    10      13047          12706                    13060
1993    01      13806          13332                    13585
1993    04      14465          13838                    14069
1993    07      14655          14143                    14403
1993    10      15257          14669                    14898
1994    01      15607          14975                    15251
1994    04      14654          13987                    14372
1994    07      15049          14257                    14677
1994    10      14416          13809                    14254
1995    01      15083          14254                    14713
1995    04      15701          14808                    15334
1995    07      16197          15177                    15834
1995    10      16721          15705                    16370
1996    01      17451          16254                    16927
1996    04      16985          15797                    16553
1996    07      17395          16072                    16879
1996    10      17842          16508                    17303
1997    01      18074          16708                    17577
1997    04      18181          16766                    17650
1997    07      19210          17692                    18609
1997    10      19310          17848                    18772
1998    01      19962          18399                    19354
1998    04      19822          18278                    19291
1998    07      20298          18641                    19724
1998    10      20812          19119                    20278
1999    01      21199          19409                    20641
1999    04      21175          19335                    20632
1999    07      20706          18857                    20292
1999    10      20093          18320                    19919




                                             AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED OCTOBER 31, 1999
                                            ------------------------------    FINAL VALUE OF A
                                                1 YEAR   5 YEARS  10 YEARS    $10,000 INVESTMENT
------------------------------------------------------------------------------------------------
    Long-Term Tax-Exempt Fund                   -3.45%    6.87%     7.23%         $20,093
    Average General Municipal Debt Fund*        -4.18     5.82      6.24           18,320
    Lehman Municipal Bond Index                 -1.77     6.92      7.13           19,919
------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
------------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      -----------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------------
Long-Term Tax-Exempt Fund          9/1/1977   -2.49%    6.66%      1.40%    6.13%    7.53%
------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
HIGH-YIELD TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1979-OCTOBER 31, 1999
------------------------------------------------------------
     HIGH-YIELD TAX-EXEMPT FUND     LEHMAN*
FISCAL   CAPITAL  INCOME    TOTAL     TOTAL
YEAR     RETURN   RETURN   RETURN    RETURN
------------------------------------------------------------
1980     -15.3%     7.1%    -8.2%      N/A
1981     -19.4      9.0    -10.4     -11.4%
1982      16.1     13.7     29.8      31.6
1983       2.4      9.8     12.2       4.4
1984      -2.6     10.0      7.4       7.6
1985       8.5     10.4     18.9      18.7
1986      14.7      9.6     24.3      22.6
1987     -11.7      7.0     -4.7      -0.8
1988      10.1      8.7     18.8      14.6
1989       1.1      7.7      8.8       8.1
1990      -1.9      7.5      5.6       7.4
1991       7.2      8.0     15.2      12.2
1992       0.6      7.1      7.7       8.4
1993      10.0      6.8     16.8      14.1
1994     -10.5      5.5     -5.0      -4.3
1995       9.0      6.8     15.8      14.8
1996       0.3      5.7      6.0       5.7
1997       2.5      5.9      8.4       8.5
1998       2.6      5.6      8.2       8.0
1999      -7.8      5.0     -2.8      -1.8
------------------------------------------------------------

*Lehman Municipal Bond Index.
See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------


CUMULATIVE PERFORMANCE: OCTOBER 31, 1989-OCTOBER 31, 1999
------------------------------------------------------------
                High-Yield     Average High Yield    Lehman Municipal
                Tax-Exempt     Municipal Debt        Bond Index
                Fund           Fund*
1989    10      10000          10000                 10000
1990    01      10123          10110                 10210
1990    04      10042          10123                 10230
1990    07      10706          10556                 10700
1990    10      10557          10502                 10742
1991    01      11077          10762                 11154
1991    04      11376          11049                 11405
1991    07      11642          11318                 11635
1991    10      12165          11653                 12049
1992    01      12450          11912                 12370
1992    04      12617          12113                 12489
1992    07      13639          12824                 13233
1992    10      13102          12528                 13060
1993    01      13869          13069                 13585
1993    04      14500          13530                 14069
1993    07      14719          13848                 14403
1993    10      15303          14291                 14898
1994    01      15640          14589                 15251
1994    04      14795          13815                 14372
1994    07      15148          14095                 14677
1994    10      14533          13729                 14254
1995    01      15163          14098                 14713
1995    04      15807          14652                 15334
1995    07      16308          15041                 15834
1995    10      16835          15476                 16370
1996    01      17414          16002                 16927
1996    04      16999          15664                 16553
1996    07      17407          15948                 16879
1996    10      17851          16364                 17303
1997    01      18107          16631                 17577
1997    04      18183          16801                 17650
1997    07      19174          17622                 18609
1997    10      19343          17882                 18772
1998    01      19992          18452                 19354
1998    04      19917          18497                 19291
1998    07      20406          18831                 19724
1998    10      20926          19136                 20278
1999    01      21320          19386                 20641
1999    04      21336          19471                 20632
1999    07      20915          19196                 20292
1999    10      20347          18570                 19919




                                                AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED OCTOBER 31, 1999
                                                ------------------------------   FINAL VALUE OF A
                                                1 YEAR   5 YEARS  10 YEARS      $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------
    High-Yield Tax-Exempt Fund                   -2.77%   6.96%     7.36%            $20,347
    Average High-Yield Municipal Debt Fund*      -2.96    6.23      6.38              18,570
    Lehman Municipal Bond Index                  -1.77    6.92      7.13              19,919
--------------------------------------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------------------------
                                                                         10 YEARS
                                   INCEPTION                      -----------------------
                                     DATE     1 YEAR   5 YEARS    CAPITAL  INCOME   TOTAL
--------------------------------------------------------------------------------------------------
High-Yield Tax-Exempt Fund        12/27/1978  -1.51%    6.79%      1.21%    6.39%    7.60%
--------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
OCTOBER 31, 1999

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Municipal Bond Funds, and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS
This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------
                                        TAX-EXEMPT    SHORT-TERM  LIMITED-TERM  INTERMEDIATE-TERM
                                      MONEY MARKET    TAX-EXEMPT    TAX-EXEMPT         TAX-EXEMPT
                                              FUND          FUND          FUND               FUND
--------------------------------------------------------------------------------------------------
                                                        YEAR ENDED OCTOBER 31, 1999
--------------------------------------------------------------------------------------------------
                                             (000)         (000)         (000)              (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                               $216,332       $68,952     $111,042            $414,700
                                     -------------------------------------------------------------
      Total Income                         216,332        68,952      111,042             414,700
                                     -------------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services             826           219          310               1,019
      Management and Administrative          9,910         2,580        3,747              12,475
      Marketing and Distribution             1,554           412          513               1,431
   Custodian Fees                               68            18           23                  68
   Auditing Fees                                12             9           10                  13
   Shareholders' Reports                        59            18           27                 106
   Trustees' Fees and Expenses                   8             2            3                  11
                                     -------------------------------------------------------------
      Total Expenses                        12,437         3,258        4,633              15,123
      Expenses Paid Indirectly--Note C         (68)          (42)         (85)               (262)
                                     -------------------------------------------------------------
      Net Expenses                          12,369         3,216        4,548              14,861
--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                      203,963        65,736      106,494             399,839
--------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                 (124)          495          568              (6,853)
   Futures Contracts                            --            --         (419)             21,098
--------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      (124)          495          149              14,245
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                        --       (19,834)     (67,918)           (478,537)
   Futures Contracts                            --            --        4,351              24,498
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                               --       (19,834)     (63,567)           (454,039)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              $203,839       $46,397      $43,076           $ (39,955)
==================================================================================================

-----------------------------------------------------------------------------------------
                                           INSURED LONG-TERM     LONG-TERM   HIGH-YIELD
                                                  TAX-EXEMPT    TAX-EXEMPT   TAX-EXEMPT
                                                        FUND          FUND         FUND
                                            ---------------------------------------------
                                                       YEAR ENDED OCTOBER 31, 1999
                                            ---------------------------------------------
                                                        (000)         (000)        (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                          $122,201       $83,121     $161,880
                                            ---------------------------------------------
      Total Income                                    122,201        83,121      161,880
                                            ---------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                        285           195          365
      Management and Administrative                     3,520         2,376        4,474
      Marketing and Distribution                          341           255          497
   Custodian Fees                                          22            16           27
   Auditing Fees                                            9             9           10
   Shareholders' Reports                                   33            22           43
   Trustees' Fees and Expenses                              3             2            4
                                            ---------------------------------------------
      Total Expenses                                    4,213         2,875        5,420
      Expenses Paid Indirectly--Note C                    (91)          (37)         (88)
                                            ---------------------------------------------
      Net Expenses                                      4,122         2,838        5,332
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                 118,079        80,283      156,548
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                          (5,552)       (4,233)     (18,888)
   Futures Contracts                                   16,252         8,452       20,359
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                               10,700         4,219        1,471
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                             (192,304)     (142,240)    (249,465)
   Futures Contracts                                      259         2,290        3,818
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)     (192,045)     (139,950)    (245,647)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $ (63,266)     $(55,448)   $ (87,628)
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                             TAX-EXEMPT                   SHORT-TERM
                                          MONEY MARKET FUND             TAX-EXEMPT FUND
                                          ------------------           ------------------
                                                        YEAR ENDED OCTOBER 31,
                                          -----------------------------------------------
                                           1999          1998          1999         1998
                                          (000)         (000)         (000)        (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income              $ 203,963     $ 193,699     $  65,736    $  60,583
   Realized Net Gain (Loss)                (124)           29           495          627
   Change in Unrealized Appreciation         --            --       (19,834)       6,658
         (Depreciation)
                                     ----------------------------------------------------
      Net Increase (Decrease) in Net
         Assets Resulting from
         Operations                     203,839       193,728        46,397       67,868
                                     ----------------------------------------------------
DISTRIBUTIONS
   Net Investment Income               (203,963)     (193,699)      (65,736)     (60,583)
   Realized Capital Gain                     --            --          (624)        (585)
                                     ----------------------------------------------------
      Total Distributions              (203,963)     (193,699)      (66,360)     (61,168)
                                     ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                             8,274,792     6,814,946     1,121,980      947,896
   Issued in Lieu of Cash
   Distributions                        190,776       181,732        56,651       51,299
   Redeemed                          (7,566,794)   (6,131,356)     (919,627)    (836,797)
                                     ----------------------------------------------------
      Net Increase from Capital Share
      Transactions                      898,774       865,322       259,004      162,398
-----------------------------------------------------------------------------------------
   Total Increase (Decrease)            898,650       865,351       239,041      169,098
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                  6,245,761     5,380,410     1,653,663    1,484,565
                                     ----------------------------------------------------
   End of Year                       $7,144,411    $6,245,761    $1,892,704   $1,653,663
=========================================================================================
(1)Shares Issued (Redeemed)
     Issued                           8,274,792     6,814,946        72,029       60,783
     Issued in Lieu of Cash
     Distributions                      190,776       181,732         3,640        3,290
     Redeemed                        (7,566,794)   (6,131,356)      (59,043)     (53,669)
                                     ----------------------------------------------------
      Net Increase in Shares
      Outstanding                       898,774       865,322        16,626       10,404
=========================================================================================

--------------------------------------------------------------------------------

                                                LIMITED-TERM           INTERMEDIATE-TERM
                                             TAX-EXEMPT FUND             TAX-EXEMPT FUND
                                     ------------------------          ------------------
                                                     YEAR ENDED OCTOBER 31,
                                     ----------------------------------------------------
                                           1999          1998          1999         1998
                                          (000)         (000)         (000)        (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income              $ 106,494      $ 90,913    $  399,839   $  355,726
   Realized Net Gain (Loss)                 149           579        14,245       20,267
   Change in Unrealized Appreciation
   (Depreciation)                       (63,567)       22,307      (454,039)      98,989
                                     ----------------------------------------------------
      Net Increase (Decrease) in
      Net Assets
         Resulting from Operations       43,076       113,799       (39,955)     474,982
                                     ----------------------------------------------------
DISTRIBUTIONS
   Net Investment Income               (106,494)      (90,913)     (399,839)    (355,726)
   Realized Capital Gain                     --            --       (20,547)     (26,386)
                                     ----------------------------------------------------
      Total Distributions              (106,494)      (90,913)     (420,386)    (382,112)
                                     ----------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                             1,062,991       927,565     2,371,429    1,986,864
   Issued in Lieu of Cash
   Distributions                         83,769        71,458       317,269      286,110
   Redeemed                            (846,527)     (643,738)   (1,773,115)  (1,362,906)
                                     ----------------------------------------------------
      Net Increase from Capital
      Share Transactions                300,233       355,285       915,583      910,068
-----------------------------------------------------------------------------------------
   Total Increase (Decrease)            236,815       378,171       455,242    1,002,938
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                  2,340,180     1,962,009     7,773,077    6,770,139
                                     ----------------------------------------------------
   End of Year                       $2,576,995    $2,340,180    $8,228,319   $7,773,077
=========================================================================================
(1)Shares Issued (Redeemed)
    Issued                               98,675        86,051       178,445      147,963
    Issued in Lieu of Cash
    Distributions                         7,792         6,626        23,965       21,322
    Redeemed                            (78,694)      (59,721)     (134,015)    (101,633)
                                     ----------------------------------------------------
      Net Increase in Shares
      Outstanding                        27,773        32,956        68,395       67,652
=========================================================================================


------------------------------------------------------------------------------------------------
                                                  INSURED LONG-TERM             LONG-TERM
                                                    TAX-EXEMPT FUND           TAX-EXEMPT FUND
                                                  -------------------       --------------------
                                                             YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------
                                                   1999          1998          1999         1998
                                                  (000)         (000)         (000)        (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                      $ 118,079     $ 110,968      $ 80,283     $ 70,509
   Realized Net Gain (Loss)                      10,700         4,877         4,219       13,447
   Change in Unrealized Appreciation
    (Depreciation)                             (192,045)       46,601      (139,950)      18,016
                                             ---------------------------------------------------
      Net Increase (Decrease) in Net
         Assets Resulting from
         Operations                             (63,266)      162,446       (55,448)     101,972
                                             ---------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                       (118,079)     (110,968)      (80,283)     (70,509)
   Realized Capital Gain                        (12,271)      (13,338)      (15,575)      (6,527)
                                             ---------------------------------------------------
      Total Distributions                      (130,350)     (124,306)      (95,858)     (77,036)
                                             ---------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                       410,769       358,616       436,934      380,652
   Issued in Lieu of Cash Distributions          83,680        80,270        66,604       52,583
   Redeemed                                    (375,764)     (285,010)     (333,511)    (198,533)
                                             ---------------------------------------------------
      Net Increase from Capital Share
         Transactions                           118,685       153,876       170,027      234,702
------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                    (74,931)      192,016        18,721      259,638
------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                          2,235,135     2,043,119     1,508,775    1,249,137
                                             ---------------------------------------------------
   End of Year                               $2,160,204    $2,235,135    $1,527,496   $1,508,775
================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                       33,075        28,400        39,639       33,634
    Issued in Lieu of Cash Distributions          6,763         6,361         6,046        4,653
    Redeemed                                    (30,568)      (22,594)      (30,394)     (17,574)
                                              ---------------------------------------------------
      Net Increase in Shares Outstanding          9,270        12,167        15,291       20,713
=================================================================================================

                                       29


STATEMENT OF CHANGES IN NET ASSETS (continued)
------------------------------------------------------------------------------------------------------
                                                                            HIGH-YIELD TAX-EXEMPT FUND
                                                                              YEAR ENDED OCTOBER 31,
                                                                            --------------------------
                                                                                 1999           1998
                                                                                 (000)          (000)
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                                    $  156,548    $  130,990
   Realized Net Gain (Loss)                                                      1,471         8,508
   Change in Unrealized Appreciation (Depreciation)                           (245,647)       54,301
                                                                            -------------------------
      Net Increase (Decrease) in Net Assets Resulting from Operations          (87,628)      193,799
                                                                            -------------------------
DISTRIBUTIONS
   Net Investment Income                                                      (156,548)     (130,990)
   Realized Capital Gain                                                       (18,021)      (10,865)
                                                                            -------------------------
      Total Distributions                                                     (174,569)     (141,855)
                                                                            -------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                    1,018,305       739,666
   Issued in Lieu of Cash Distributions                                        121,185        97,798
   Redeemed                                                                   (714,278)     (440,631)
                                                                            -------------------------
      Net Increase from Capital Share Transactions                             425,212       396,833
-----------------------------------------------------------------------------------------------------
   Total Increase (Decrease)                                                   163,015       448,777
-----------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                         2,704,349     2,255,572
                                                                            -------------------------
   End of Year                                                              $2,867,364    $2,704,349
=====================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                      94,318        67,558
    Issued in Lieu of Cash Distributions                                        11,294         8,924
    Redeemed                                                                   (67,058)      (40,243)
                                                                            -------------------------
      Net Increase in Shares Outstanding                                        38,554        36,239
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

-----------------------------------------------------------------------------------------------------------------------
                                                                       TAX-EXEMPT MONEY MARKET FUND
                                                   YEAR ENDED OCTOBER 31,                       YEAR ENDED AUGUST 31,
                                                   ---------------------      SEP. 1 TO      --------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      1999           1998    OCT. 31, 1997      1997       1996      1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $1.00          $1.00           $1.00     $1.00     $1.00     $1.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                             .030           .034           .006       .034      .034      .036
   Net Realized and Unrealized Gain (Loss)
      on Investments                                   --             --             --         --        --        --
                                                     ------------------------------------------------------------------
      Total from Investment Operations               .030           .034           .006       .034      .034      .036
                                                     ------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income             (.030)         (.034)          (.006)    (.034)    (.034)    (.036)
   Distributions from  Realized Capital Gains          --             --             --         --        --        --
                                                     ------------------------------------------------------------------
      Total Distributions                           (.030)         (.034)          (.006)    (.034)    (.034)    (.036)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $1.00          $1.00           $1.00     $1.00     $1.00     $1.00
=======================================================================================================================
TOTAL RETURN                                        3.08%          3.44%           0.59%     3.47%     3.48%     3.63%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)            $7,144         $6,246          $5,380    $5,345    $4,624    $4,166
   Ratio of Total Expenses to Average Net Assets    0.18%          0.20%           0.18%*    0.19%     0.20%     0.22%
   Ratio of Net Investment Income to
      Average Net Assets                            3.03%          3.37%           3.53%*    3.41%     3.42%     3.56%
=======================================================================================================================
*Annualized.



FINANCIAL HIGHLIGHTS (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                           SHORT-TERM TAX-EXEMPT FUND
                                                     YEAR ENDED OCTOBER 31,                         YEAR ENDED AUGUST 31,
                                                     ----------------------      SEP. 1 TO     ----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            1999        1998     OCT. 31, 1997   1997       1996       1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $15.65      $15.58          $15.57     $15.54     $15.59    $15.46
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                  .578        .609            .103       .610       .609      .600
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     (.164)       .076            .010       .034      (.050)     .131
                                                       --------------------------------------------------------------------
      Total from Investment Operations                    .414        .685            .113       .644       .559      .731
                                                       --------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                  (.578)      (.609)          (.103)     (.610)     (.609)    (.600)
   Distributions from  Realized Capital Gains            (.006)      (.006)             --      (.004)        --     (.001)
                                                       --------------------------------------------------------------------
      Total Distributions                                (.584)      (.615)          (.103)     (.614)     (.609)    (.601)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.48      $15.65          $15.58     $15.57     $15.54    $15.59
===========================================================================================================================
TOTAL RETURN                                             2.69%       4.49%           0.73%      4.22%      3.64%     4.83%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                 $1,893     $1,654           $1,485     $1,464     $1,457    $1,442
   Ratio of Total Expenses to Average Net Assets         0.18%      0.20%           0.18%*      0.19%      0.20%     0.22%
   Ratio of Net Investment Income to
      Average Net Assets                                 3.71%      3.90%           3.96%*      3.91%      3.90%     3.88%
   Portfolio Turnover Rate                                 56%        36%               4%        34%        33%       32%
===========================================================================================================================
*Annualized.



---------------------------------------------------------------------------------------------------------------------------
                                                                            LIMITED-TERM TAX-EXEMPT FUND
                                                        YEAR ENDED OCTOBER 31,                       YEAR ENDED AUGUST 31,
                                                        ----------------------    SEP. 1 TO         -----------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               1999         1998    OCT. 31, 1997     1997     1996     1995
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.85       $10.74           $10.71   $10.62   $10.71   $10.57
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                     .457         .460             .078     .476     .483     .476
   Net Realized and Unrealized Gain (Loss)
      on Investments                                        (.260)        .110             .030     .090    (.090)    .140
                                                           ----------------------------------------------------------------
      Total from Investment Operations                       .197         .570             .108    .566      .393     .616
                                                           ----------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                     (.457)       (.460)           (.078)  (.476)    (.483)   (.476)
   Distributions from  Realized Capital Gains                  --           --               --      --        --       --
                                                           ----------------------------------------------------------------
      Total Distributions                                   (.457)       (.460)           (.078)  (.476)    (.483)   (.476)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.59       $10.85           $10.74   $10.71   $10.62   $10.71
===========================================================================================================================
TOTAL RETURN                                                1.83%        5.42%            1.01%    5.44%    3.73%    5.99%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                    $2,577       $2,340           $1,962   $1,929   $1,761   $1,669
   Ratio of Total Expenses to Average Net Assets            0.18%        0.21%           0.18%*    0.19%    0.21%    0.22%
   Ratio of Net Investment Income to
      Average Net Assets                                    4.25%        4.27%           4.34%*    4.46%    4.51%    4.51%
   Portfolio Turnover Rate                                    14%          35%               2%      28%      27%      35%
===========================================================================================================================
*Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                       INTERMEDIATE-TERM TAX-EXEMPT FUND
                                                      YEAR ENDED OCTOBER 31,                        YEAR ENDED AUGUST 31,
                                                      ----------------------      SEP. 1 TO      -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD          1999            1998    OCT. 31, 1997    1997      1996       1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $13.52          $13.35            $13.30   $13.04   $13.14     $13.02
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                              .648            .661              .111     .669     .671       .686
   Net Realized and Unrealized Gain (Loss)
      on Investments                                 (.695)           .222              .050     .263    (.091)      .278
                                                    ----------------------------------------------------------------------
      Total from Investment Operations               (.047)           .883              .161     .932     .580       .964
                                                    ----------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income              (.648)          (.661)            (.111)   (.669)   (.671)     (.686)
   Distributions from  Realized Capital Gains        (.035)          (.052)               --    (.003)   (.009)     (.158)
                                                    ----------------------------------------------------------------------
      Total Distributions                            (.683)          (.713)            (.111)   (.672)   (.680)     (.844)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, END OF PERIOD                     $12.79          $13.52            $13.35   $13.30   $13.04     $13.14
==========================================================================================================================

TOTAL RETURN                                        -0.40%           6.78%             1.21%    7.31%    4.47%      7.82%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)             $8,228          $7,773            $6,770   $6,658   $5,927     $5,448
   Ratio of Total Expenses to Average Net Assets     0.18%           0.21%            0.18%*    0.19%    0.20%      0.22%
   Ratio of Net Investment Income to
      Average Net Assets                             4.83%           4.93%            4.99%*    5.07%    5.09%      5.35%
   Portfolio Turnover Rate                             17%             14%                1%      15%      14%        12%
==========================================================================================================================
*Annualized.


--------------------------------------------------------------------------------------------------------------------------
                                                                             LONG-TERM TAX-EXEMPT FUND
                                                         YEAR ENDED OCTOBER 31,                    YEAR ENDED AUGUST 31,
                                                         ----------------------    SEP. 1 TO     -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                1999     1998     OCT. 31, 1997    1997      1996     1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $12.73   $12.51            $12.45    $12.14    $12.12   $11.98
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .644     .658              .111      .674      .670     .684
   Net Realized and Unrealized Gain (Loss)
      on Investments                                       (.971)    .301              .060      .382      .020     .313
                                                           ---------------------------------------------------------------
      Total from Investment Operations                     (.327)    .959              .171     1.056      .690     .997
                                                           ---------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.644)   (.658)            (.111)    (.674)    (.670)   (.684)
   Distributions from  Realized Capital Gains              (.069)   (.081)               --     (.072)       --    (.173)
                                                           ---------------------------------------------------------------
      Total Distributions                                  (.713)   (.739)            (.111)    (.746)    (.670)   (.857)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $11.69   $12.73            $12.51    $12.45    $12.14   $12.12
==========================================================================================================================
TOTAL RETURN                                              -2.74%    7.88%             1.37%     8.93%     5.77%     8.88%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                   $2,160   $2,235            $2,043    $2,024    $1,936   $1,935
   Ratio of Total Expenses to
      Average Net Assets                                   0.19%    0.20%            0.18%*     0.19%     0.20%    0.22%
   Ratio of Net Investment Income to
      Average Net Assets                                   5.20%    5.22%            5.32%*     5.47%     5.46%    5.82%
   Portfolio Turnover Rate                                   17%      16%                1%       18%       18%       7%
==========================================================================================================================
*Annualized.



FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                              LONG-TERM TAX-EXEMPT FUND
                                                           YEAR ENDED OCTOBER 31,                  YEAR ENDED AUGUST 31,
                                                           ----------------------  SEP. 1 TO     -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           1999         1998       OCT. 31, 1997   1997     1996      1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $11.39       $11.18         $11.11     $10.73    $10.68    $10.58
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                  .565         .580           .098       .588      .591      .608
   Net Realized and Unrealized Gain (Loss)
      on Investments                                     (.935)        .268           .070       .403      .050      .256
                                                         -----------------------------------------------------------------
      Total from Investment Operations                   (.370)        .848           .168       .991      .641      .864
DISTRIBUTIONS                                            -----------------------------------------------------------------
   Dividends from Net Investment Income                  (.565)       (.580)         (.098)     (.588)    (.591)    (.608)
   Distributions from  Realized Capital Gains            (.115)       (.058)            --      (.023)       --     (.156)
                                                         -----------------------------------------------------------------
      Total Distributions                                (.680)       (.638)         (.098)     (.611)    (.591)    (.764)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $10.34       $11.39         $11.18     $11.11    $10.73    $10.68
==========================================================================================================================
TOTAL RETURN                                            -3.45%        7.78%          1.52%      9.46%     6.08%     8.74%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                 $1,527       $1,509         $1,249     $1,222    $1,110    $1,054
   Ratio of Total Expenses to Average Net Assets         0.18%        0.21%         0.18%*      0.19%     0.20%     0.23%
   Ratio of Net Investment Income to
      Average Net Assets                                 5.13%        5.13%         5.28%*      5.37%     5.45%     5.87%
   Portfolio Turnover Rate                                 15%          18%             1%         9%       26%       35%
==========================================================================================================================
*Annualized.



--------------------------------------------------------------------------------------------------------------------------
                                                                              HIGH-YIELD TAX-EXEMPT FUND
                                                          YEAR ENDED OCTOBER 31,                    YEAR ENDED AUGUST 31,
                                                          ----------------------    SEP. 1 TO     ------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               1999        1998    OCT. 31, 1997    1997     1996     1995
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.06      $10.83         $10.76     $10.39   $10.43   $10.39
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                    .571        .582           .106       .589     .594    .625
   Net Realized and Unrealized Gain (Loss)
      on Investments                                       (.858)       .282           .070       .370    (.040)   .213
                                                       -------------------------------------------------------------------
      Total from Investment Operations                     (.287)       .864           .176       .959     .554    .838
                                                       -------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                    (.571)      (.582)         (.106)     (.589)   (.594)  (.625)
   Distributions from  Realized Capital Gains              (.072)      (.052)            --         --       --   (.173)
                                                       -------------------------------------------------------------------
      Total Distributions                                  (.643)      (.634)         (.106)     (.589)   (.594)  (.798)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $10.13      $11.06         $10.83     $10.76   $10.39  $10.43
==========================================================================================================================
TOTAL RETURN                                              -2.77%       8.19%          1.63%      9.45%    5.39%   8.69%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)                   $2,867      $2,704         $2,256     $2,193   $1,985  $1,865
   Ratio of Total Expenses to Average Net Assets           0.18%       0.20%          0.19%*     0.19%    0.20%   0.22%
   Ratio of Net Investment Income to
      Average Net Assets                                   5.33%       5.28%          6.08%*     5.56%    5.66%   6.15%
   Portfolio Turnover Rate                                   22%         24%             3%        27%      19%     33%
==========================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Municipal Bond Funds comprise the Tax-Exempt Money Market, Short-Term Tax-Exempt, Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Insured Long-Term Tax-Exempt, Long-Term Tax-Exempt, and High-Yield Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Each fund invests in debt instruments of many municipal issuers; the issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. Effective in 1997, each fund's fiscal year changed from August 31 to October 31.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Other funds:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: Each fund, except the Tax-Exempt Money Market Fund, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the values of futures contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to

0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of: 0.40% of its net assets in capital contributions to Vanguard. At October 31, 1999, the funds had contributed capital to Vanguard (included in Other Assets) of:


-----------------------------------------------------------------------------------
                               CAPITAL CONTRIBUTION PERCENTAGE     PERCENTAGE OF
                                    TO VANGUARD       OF FUND       VANGUARD'S
         TAX-EXEMPT FUND               (000)        NET ASSETS    CAPITALIZATION
-----------------------------------------------------------------------------------
         Money Market                $1,530         0.02%            1.5%
         Short-Term                     400         0.02             0.4
         Limited-Term                   560         0.02             0.6
         Intermediate-Term            1,800         0.02             1.8
         Insured Long-Term              480         0.02             0.5
         Long-Term                      340         0.02             0.3
         High-Yield                     640         0.02             0.6
-----------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended October 31, 1999, these arrangements reduced expenses by:

-----------------------------------------------------------------------------------
                                                         EXPENSE REDUCTION
                                                               (000)
                                                  ---------------------------------
                                                  MANAGEMENT AND     CUSTODIAN
         TAX-EXEMPT FUND                          ADMINISTRATIVE       FEES
-----------------------------------------------------------------------------------
         Money Market                                   --             $68
         Short-Term                                  $  24              18
         Limited-Term                                   62              23
         Intermediate-Term                             194              68
         Insured Long-Term                              69              22
         Long-Term                                      21              16
         High-Yield                                     61              27
-----------------------------------------------------------------------------------

D. During the year ended October 31, 1999, purchases and sales of investment securities other than temporary cash investments were:

-----------------------------------------------------------------------------------
                                                               (000)
                                                   --------------------------------
         TAX-EXEMPT FUND                             PURCHASES         SALES
-----------------------------------------------------------------------------------
         Short-Term                                $1,072,393      $  852,377
         Limited-Term                                 666,368         341,851
         Intermediate-Term                          1,986,659       1,367,744
         Insured Long-Term                            585,692         377,207
         Long-Term                                    421,127         229,279
         High-Yield                                 1,033,026         625,369
-----------------------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At October 31, 1999, the following funds had capital losses to offset future capital gains through the following fiscal year-ends:


-----------------------------------------------------------------------------------
                                                           CAPITAL LOSS
                                                 ----------------------------------
                                                   AMOUNT  EXPIRATION: FISCAL YEAR(S)
         TAX-EXEMPT FUND                           (000)      ENDING OCTOBER 31
-----------------------------------------------------------------------------------
         Money Market                            $ (738)         2002-2007
         Limited-Term                              (909)         2003-2006
         Insured Long-Term                       (1,557)              2007
         Long-Term                               (1,908)              2007
         High-Yield                             (10,705)              2007
-----------------------------------------------------------------------------------

     The Short-Term and Intermediate-Term Tax Exempt Funds plan to use a tax accounting practice to apply a portion of the price of capital shares redeemed during the year to eliminate capital gain distribution requirements of $452,000 and $1,897,000, respectively.

     The following funds had realized losses through October 31, 1999, which are deferred for tax purposes and reduce the amount of unrealized appreciation (depreciation) on investment securities for tax purposes (see Note F).

-----------------------------------------------------------------------------------
                                                                  DEFERRED LOSSES
         TAX-EXEMPT FUND                                               (000)
-----------------------------------------------------------------------------------
         Limited-Term                                               $    806
         Intermediate-Term                                            40,564
         Insured Long-Term                                            27,174
         Long-Term                                                    11,616
         High-Yield                                                   18,948
-----------------------------------------------------------------------------------

F. At October 31, 1999, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:

-----------------------------------------------------------------------------------
                                                    (000)
                                 --------------------------------------------------
                                                                          NET
                                                                      UNREALIZED
                                   APPRECIATED      DEPRECIATED      APPRECIATION
         TAX-EXEMPT FUND           SECURITIES       SECURITIES      (DEPRECIATION)
-----------------------------------------------------------------------------------
         Short-Term               $   1,240    $     (7,405)       $   (6,165)
         Limited-Term*                7,598         (24,884)          (17,286)
         Intermediate-Term*         116,021        (160,053)          (44,032)
         Insured Long-Term*          64,928         (49,773)            15,155
         Long-Term*                  37,577         (62,176)          (24,599)
         High-Yield*                 62,126        (133,620)          (71,494)
-----------------------------------------------------------------------------------
         *See Note E.

THE VANGUARD FAMILY OF FUNDS
STOCK FUNDS
---------------------------------------------------------------------------------------------------------------------
500 Index Fund                          Growth Index Fund*                     Tax-Managed Capital
Aggressive Growth Fund                  Health Care Fund                         Appreciation Fund*
Capital Opportunity Fund                Institutional Index Fund*              Tax-Managed Growth and
Convertible Securities Fund             International Growth Fund                Income Fund*
Emerging Markets Stock                  International Value Fund               Tax-Managed Small-Cap Fund*
  Index Fund                            Mid-Cap Index Fund*                    Total International Stock
Energy Fund                             Morgan Growth Fund                       Index Fund
Equity Income Fund                      Pacific Stock Index Fund               Total Stock Market Index Fund*
European Stock Index Fund               PRIMECAP Fund                          U.S. Growth Fund
Explorer  Fund                          REIT Index Fund                        Utilities Income Fund
Extended Market Index*                  Selected Value Fund                    Value Index Fund*
Global Equity Fund                      Small-Cap Growth Index Fund*           Windsor Fund
Gold and Precious Metals Fund           Small-Cap Index Fund*                  Windsor II Fund
Growth and Income Fund                  Small-Cap Value Index Fund*


BALANCED FUNDS
---------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                   LifeStrategy Growth Fund               STAR Fund
Balanced Index Fund                     LifeStrategy Income Fund               Tax-Managed Balanced Fund
Global Asset Allocation Fund            LifeStrategy Moderate                  Wellesley Income Fund
LifeStrategy Conservative                 Growth Fund                          Wellington Fund
  Growth Fund


BOND FUNDS
----------------------------------------------------------------------------------------------------------------------
Admiral Intermediate-Term               Intermediate-Term Corporate Fund       Short-Term Corporate Fund*
 Treasury Fund                          Intermediate-Term Tax-Exempt           Short-Term Federal Fund
Admiral Long-Term Treasury Fund          Fund                                  Short-Term Tax-Exempt Fund
Admiral Short-Term Treasury Fund        Intermediate-Term Treasury Fund        Short-Term Treasury Fund
GNMA Fund                               Limited-Term Tax-Exempt Fund           State Tax-Exempt Bond Funds
High-Yield Corporate Fund               Long-Term Bond Index Fund                (California, Florida,
High-Yield Tax-Exempt Fund              Long-Term Corporate Fund                 Massachusetts, New Jersey,
Insured Long-Term Tax-Exempt            Long-Term Tax-Exempt Fund                New York, Ohio, Pennsylvania)
 Fund                                   Long-Term Treasury Fund                Total Bond Market Index Fund*
Intermediate-Term Bond                  Preferred Stock Fund
Index Fund                              Short-Term Bond Index Fund



MONEY MARKET FUNDS
----------------------------------------------------------------------------------------------------------------------
Admiral Treasury Money                  State Tax-Exempt Money Market          Tax-Exempt Money Market Fund
  Market Fund                            Funds (California, New Jersey,        Treasury Money Market Fund
Federal Money Market Fund                New York, Ohio, Pennsylvania)
Prime Money Market Fund*



VARIABLE ANNUITY PLAN
----------------------------------------------------------------------------------------------------------------------
Balanced Portfolio                       High-Grade Bond Portfolio              Money Market Portfolio
Diversified Value Portfolio              High Yield Bond Portfolio              REIT Index Portfolio
Equity Income Portfolio                  International Portfolio                Short-Term Corporate Portfolio
Equity Index Portfolio                   Mid-Cap Index Portfolio                Small Company Growth Portfolio
Growth Portfolio

*Offers Institutional Shares.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

    The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN C. BOGLE - (1967) Founder, Senior Chairman of the Board, and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DISTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MACKINNON - Fixed Income Group.
F. WILLIAM MCNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[VANGUARD LOGO]

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES

1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q950-12/21/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD MUNICIPAL BOND FUNDS
STATEMENT OF NET ASSETS  -  OCTOBER 31, 1999

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

     This Statement provides a detailed list of each fund's municipal bond holdings by state, including each security's market value on the last day of the reporting period and information on credit enhancements such as insurance or letters of credit. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
CONTENTS

  Tax-Exempt Money Market Fund............................1
  Short-Term Tax-Exempt Fund.............................11
  Limited-Term Tax-Exempt Fund...........................18
  Intermediate-Term Tax-Exempt Fund......................27
  Insured Long-Term Tax-Exempt Fund......................46
  Long-Term Tax-Exempt Fund..............................53
  High-Yield Tax-Exempt Fund.............................59
  Key to Abbreviations...................................67
  Report of Independent Accountants......................68
--------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE      MARKET
                                                                                MATURITY              AMOUNT      VALUE*
TAX-EXEMPT MONEY MARKET FUND                                          COUPON        DATE               (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.5%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (2.7%)
Alabama GO                                                            5.50%    10/1/2000           $   5,000   $    5,071
Alabama Public School and College Auth. TOB VRDO                      3.52%    11/3/1999 (3)           5,000        5,000
Alabama Special Care Fac. Finance Auth. Rev. VRDO
   (Montgomery Hosp.)                                                 3.50%    11/3/1999 (3)          17,900       17,900
Birmingham AL GO VRDO                                                 3.45%    11/3/1999 LOC          28,900       28,900
Birmingham AL GO VRDO                                                 3.45%    11/4/1999 LOC          21,100       21,100
Birmingham AL GO VRDO                                                 3.50%    11/3/1999 (2) LOC      35,200       35,200
Jefferson County AL GO Warrants VRDO                                  3.52%    11/3/1999 LOC          40,000       40,000
Mobile AL IDR VRDO (Kimberly-Clark Tissue Co. Project)                3.50%    11/3/1999              33,550       33,550
Mobile AL Port City Clinic Board CP
   (Infirmary Health System Inc.)                                     3.60%    11/4/1999 (2)           7,000        7,000
                                                                                                                 ----------
                                                                                                                  193,721
                                                                                                                 ----------
ALASKA (1.3%)

Alaska Housing Finance Corp. TOB VRDO                                 3.57%    11/4/1999               6,505        6,505
Anchorage AK Electric Util. Rev. VRDO (Muni. Light & Power)           3.45%    11/3/1999 LOC          17,500       17,500
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      3.50%    11/2/1999              41,000       41,000
Valdez AK Marine Terminal Rev. VRDO
   (Mobil Alaska Pipeline Co. Project)                                3.50%    11/3/1999              28,650       28,650
                                                                                                                 ----------
                                                                                                                   93,655
                                                                                                                 ----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
TAX-EXEMPT MONEY MARKET FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
ARIZONA (2.1%)
Arizona Health Fac. Auth. Rev. VRDO (Samaritan Health Services)       3.45%    11/4/1999 (3)         $15,415    $  15,415
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road Fund)                          4.75%     7/1/2000 (2)          16,995       17,142
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       3.50%    11/2/1999 LOC           7,300        7,300
Mesa AZ IDA VRDO (Discovery Health)                                   3.55%    11/3/1999 (1)          14,300       14,300
Phoenix AZ GO                                                         4.70%     7/1/2000               2,500        2,523
Salt River Project Agricultural Improvement & Power Dist. AZ CP       3.40%    11/9/1999              18,900       18,900
Salt River Project Agricultural Improvement & Power Dist. AZ CP       3.60%    11/4/1999               3,100        3,100
Salt River Project Agricultural Improvement & Power Dist. AZ CP       3.70%    3/14/2000              28,900       28,900
Salt River Project Agricultural Improvement & Power Dist. AZ CP       3.70%     3/9/2000              15,300       15,300
Salt River Project Agricultural Improvement & Power Dist. AZ Rev.     5.50%     1/1/2000               7,375        7,402
Scottsdale AZ IDA Hosp. Rev. VRDO
   (Scottsdale Memorial Health Systems)                               3.45%    11/3/1999 (2)          18,680       18,680
                                                                                                                 ----------
                                                                                                                  148,962
                                                                                                                 ----------
ARKANSAS (0.8%)
Arkansas Dev. Finance Auth. Health Care Fac. VRDO
   (Sisters of Mercy)                                                 3.45%    11/4/1999              14,700       14,700
Arkansas Dev. Finance Auth. PUT
   (Mortgage-Backed Securities Program)                               3.00%     3/1/2000              10,300       10,300
Univ. of Arkansas Board of Trustees Rev. VRDO                         3.55%    11/3/1999 (1)          31,400       31,400
                                                                                                                 ----------
                                                                                                                   56,400
                                                                                                                 ----------
CALIFORNIA (0.5%)
California Community College Financing Auth. TRAN                     4.00%    7/28/2000              20,000       20,062
California Student Loan Marketing Corp.                               3.45%    11/4/1999 LOC          18,800       18,800
                                                                                                                 ----------
                                                                                                                   38,862
                                                                                                                 ----------
COLORADO (2.1%)
Colorado Springs CO School Dist. No. 11 El Paso County TAN            4.25%    6/30/2000              36,500       36,629
Colorado Student Obligation Bond Auth. Rev. VRDO                      3.50%    11/3/1999 (2)           5,500        5,500
Colorado Student Obligation Bond Auth. Rev. VRDO                      3.55%    11/3/1999 (2)          20,000       20,000
Denver CO City & County                                               6.00%     8/1/2000 (Prere.)      3,925        4,028
Douglas County CO School Dist. No. 1
   (Douglas & Elbert Counties) TAN                                    4.50%    6/30/2000               7,800        7,845
Jefferson County CO School Dist. No. R-001 TAN                        4.50%    6/30/2000              45,000       45,223
Regional Transp. Dist. of Colorado COP VRDO
   (Transit Vehicles Project)                                         3.55%    11/4/1999 LOC          27,920       27,920
                                                                                                                 ----------
                                                                                                                  147,145
                                                                                                                 ----------
DELAWARE (1.0%)
Delaware Econ. Dev. Auth. VRDO (Hosp. Billing & Collection)           3.50%    11/3/1999 (1)           9,200        9,200
Delaware Econ. Dev. Auth. VRDO (Hosp. Billing & Collection)           3.50%    11/3/1999 (1)          59,850       59,850
                                                                                                                 ----------
                                                                                                                   69,050
                                                                                                                 ----------
FLORIDA (6.9%)
Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
   (Cleveland Clinic Obligated Group)                                 3.65%    11/2/1999               4,400        4,400
Dade County FL Water & Sewer System Rev. VRDO                         3.45%    11/3/1999 (3)           1,000        1,000
Florida Board of Educ. Lottery Rev.                                   4.50%     7/1/2000 (3)           3,670        3,700
Florida Board of Educ. Rev. GO (Capital Outlay)                       5.25%     6/1/2000               3,910        3,955
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              4.00%     7/1/2000 (3)          16,590       16,664
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              5.50%     7/1/2000 (2)          14,095       14,252
Florida Dept. of General Services Rev. TOB VRDO
   (Dept. of Environmental Protection Preservation-2000)              3.57%    11/4/1999 (4)          17,930       17,930
Florida Hosp. Assn. Loan Program VRDO (Capital Projects Auth.)        3.55%    11/3/1999 (4)         115,400      115,400
Florida Housing Finance Corp. Homeowner Mortgage Rev.                 3.15%    3/31/2000              31,925       31,925
Florida Inland Protection Finance Corp. Special Obligation Rev.       5.00%     7/1/2000 (4)          10,000       10,084
Gulf Breeze FL Local Govt. Loan Program VRDO                          3.50%    11/4/1999 (3)          29,400       29,400
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)      3.55%    11/2/1999               2,125        2,125
Jacksonville FL Electric Auth. Electric System                        3.70%     3/9/2000               9,000        9,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.80%    3/13/2000              22,500       22,500


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)             3.80%    3/27/2000           $  59,005   $   59,005
Orange County FL Health Fac. Auth. VRDO
   (Adventist Health System/Sunbelt)                                  3.50%    11/4/1999 LOC          41,000       41,000
Orlando FL Util. Comm. Water & Electric Rev. BAN CP                   3.50%   11/18/1999              30,500       30,500
Orlando FL Util. Comm. Water & Electric Rev. BAN CP                   3.55%   11/17/1999              20,000       20,000
Orlando FL Util. Comm. Water & Electric Rev. BAN CP                   3.70%    3/21/2000              22,600       22,600
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)              3.55%    11/2/1999               4,300        4,300
Sunshine State FL Governmental Financing Commission Rev. CP           3.60%    11/4/1999 (2)          28,225       28,225
Tampa Bay FL Water Utility Systems Rev. TOB VRDO                      3.57%    11/4/1999 (3)           2,500        2,500
                                                                                                                 ----------
                                                                                                                  490,465
                                                                                                                 ----------
GEORGIA (3.9%)
Burke County GA Dev. Auth. PCR VRDO
   (Georgia Power Co. Plant Vogtle Project)                           3.50%    11/2/1999               9,970        9,970
Burke County GA Dev. Auth. PCR VRDO
   (Georgia Power Co. Plant Vogtle Project)                           3.60%    11/2/1999              30,100       30,100
Burke County GA Dev. Auth. PCR (Oglethorpe Power Corp.) CP            3.45%   11/16/1999 (2)          32,800       32,800
Burke County GA Dev. Auth. PCR (Oglethorpe Power Corp.) CP            3.55%   11/17/1999 (2)           9,600        9,600
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.40%    11/3/1999 (3)           2,800        2,800
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.50%    11/3/1999 (3)          28,395       28,395
Cobb County GA School Dist. TAN                                       3.50%   12/31/1999              30,000       30,016
Floyd County GA Dev. Auth. Rev. VRDO (Berry College)                  3.60%    11/3/1999 LOC           5,000        5,000
Fulco GA Hosp. Auth. RAN Certificates VRDO
   (Shepherd Center Project)                                          3.45%    11/3/1999 LOC           7,300        7,300
Fulco GA Hosp. Auth. VRDO (Piedmont Hosp. Project)                    3.60%    11/3/1999 LOC          11,600       11,600
Georgia Environmental Fac. Auth. Water & Wastewater Loan GO           4.50%     7/1/2000               4,825        4,846
Georgia GO                                                            5.75%     8/1/2000               9,210        9,362
Georgia GO TOB VRDO                                                   3.57%    11/4/1999              22,000       22,000
Gwinnett County GA School Dist. Sales Tax Notes                       3.50%   12/31/1999              14,400       14,404
Macon-Bibb County GA Hosp. Auth Rev. VRDO
   (Medical Center of Central Georgia)                                3.60%    11/3/1999 LOC          15,650       15,650
Muni. Electric Auth. of Georgia VRDO                                  3.40%    11/3/1999 LOC          14,600       14,600
Private Colleges & Univ. Auth. GA PUT (Emory Univ. Project)           3.70%     3/9/2000               9,000        9,000
Richmond County GA Hosp. Auth. VRDO (Univ. of Health Services)        3.60%    11/3/1999 LOC          20,000       20,000
                                                                                                                 ----------
                                                                                                                  277,443
                                                                                                                 ----------
HAWAII (0.1%)
Hawaii State GO TOB VRDO                                              3.57%    11/4/1999               7,810        7,810
                                                                                                                 ----------
IDAHO (0.5%)
Idaho TAN                                                             4.25%    6/30/2000              35,000       35,191
                                                                                                                 ----------
ILLINOIS (8.0%)
Bi-State Dev. Agency of the Missouri-Illinois Metro. Dist. VRDO
   (St. Clair County Metrolink Extension)                             3.45%    11/4/1999 (1)          80,000       80,000
Chicago IL GO TOB VRDO                                                3.55%    11/4/1999 (3)           7,800        7,800
Chicago IL Park Dist. Tax Anticipation Warrants                      4.375%    9/15/2000              20,000       20,127
Chicago IL Public Building Comm. Rev. TOB VRDO
   (Chicago School Reform Board)                                      3.57%    11/4/1999 (3)           7,800        7,800
Chicago IL Rev. VRDO (Midway Airport)                                 3.70%    11/2/1999 (1)          81,800       81,800
Cook County IL GO TOB VRDO                                            3.57%    11/4/1999 (3)           4,995        4,995
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     3.45%    11/3/1999 LOC          32,670       32,670
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     3.50%    11/3/1999 LOC          13,900       13,900
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)     3.55%    11/3/1999 (1)          27,000       27,000
Illinois Dev. Finance Auth. VRDO (Provena Health)                     3.45%    11/3/1999 (1)          51,200       51,200
Illinois Dev. Finance Auth. VRDO (Provena Health)                     3.55%    11/2/1999 (1)          17,000       17,000
Illinois Educ. Fac. Auth. Rev. VRDO (DePaul Univ.)                    3.45%    11/3/1999 LOC          33,000       33,000
Illinois GO TOB VRDO                                                  3.55%    11/4/1999 (3)          20,000       20,000
Illinois Health Fac. Auth. Rev. VRDO (Pooled Finance)                 3.45%    11/3/1999 LOC          10,500       10,500
Illinois Health Fac. Auth. Rev. VRDO (Univ. of Chicago Hosp. Project) 3.40%    11/3/1999 (1)          36,700       36,700
Illinois Health Fac. Auth. Rev. VRDO (Univ. of Chicago Hosp. Project) 3.60%    11/2/1999 (1)           3,150        3,150
Illinois Housing Dev. Auth. PUT (Homeowner Mortgage)                  3.90%   10/26/2000               6,500        6,500
Illinois Toll Highway Auth. Rev. VRDO                                 3.50%    11/3/1999 (1) LOC      85,380       85,380

                                       3

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
TAX-EXEMPT MONEY MARKET FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Regional Transportation Auth. IL TOB VRDO                             3.57%    11/4/1999 (3)        $ 12,895     $ 12,895
Schaumburg IL GO VRDO                                                 3.50%    11/3/1999              20,200       20,200
                                                                                                                 ----------
                                                                                                                  572,617
INDIANA (2.3%)                                                                                                   ----------
Delaware County IN Hosp. Auth. Rev. VRDO
   (Cardinal Health Systems)                                          3.45%    11/3/1999 (2)          40,000       40,000
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame du Lac Project)    3.35%    11/4/1999              24,500       24,500
Indiana Health Fac. Financing Auth. Hosp. Rev. VRDO
   (Charity Obligated Group - Daughters of Charity)                   3.60%    11/3/1999                 700          700
Indiana Health Fac. Financing Auth. Hosp. Rev. VRDO
   (Clarian Health Partners)                                          3.50%    11/3/1999              58,500       58,500
Indiana Muni. Power Agency VRDO                                       3.50%    11/3/1999 LOC          10,000       10,000
Indianapolis Indiana Airport Auth. Subordinate CP                     3.75%     3/9/2000 LOC          24,000       24,000
Mount Vernon, Indiana PCR & Solid Waste Disposal CP
   (General Electric Co. Project)                                     3.55%    11/4/1999               4,000        4,000
                                                                                                                 ----------
                                                                                                                  161,700
                                                                                                                 ----------
IOWA (1.2%)
Iowa Finance Auth. VRDO (Wheaton Franciscan Services Inc.)            3.55%    11/3/1999 (1)          10,000       10,000
Iowa State School Cash Anticipation Program (Iowa School Corp.)       4.00%    6/23/2000 (4)          76,320       76,527
                                                                                                                 ----------
                                                                                                                   86,527
                                                                                                                 ----------
KANSAS (0.5%)
Sedwick County KS Airport Fac. Rev. VRDO                              3.60%    11/4/1999              34,000       34,000
                                                                                                                 ----------
KENTUCKY (4.0%)
Jefferson County KY Board of Educ. RAN                                4.25%    6/30/2000              15,645       15,720
Kentucky Asset/Liability Comm. General Fund Notes                     4.50%    6/28/2000              58,000       58,249
Kentucky Asset/Liability Comm. Project CP                            3.425%   11/16/1999 LOC          10,000       10,000
Kentucky Asset/Liability Comm. Project CP                             3.45%   11/29/1999 LOC          10,000       10,000
Kentucky Asset/Liability Comm. Project CP                             3.70%   12/10/1999              11,100       11,100
Kentucky Asset/Liability Comm. Project TAN                            3.50%    11/1/1999              35,000       35,000
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               3.40%    11/3/1999 (1)          43,500       43,500
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               3.55%    11/2/1999 (1)           8,700        8,700
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.45%    11/3/1999 (1)          29,300       29,300
Louisville & Jefferson County KY Regional Airport Auth. Special
   Fac. Rev. VRDO (UPS Worldwide Forwarding)                          3.50%    11/2/1999              20,500       20,500
Louisville & Jefferson County KY Regional Airport Auth. Special
   Fac. Rev. VRDO (UPS Worldwide Forwarding)                          3.55%    11/2/1999              28,800       28,800
Louisville & Jefferson County KY Regional Airport Auth. Special
   Fac. Rev. VRDO (UPS Worldwide Forwarding)                          3.65%    11/2/1999              12,000       12,000
                                                                                                                 ----------
                                                                                                                  282,869
                                                                                                                 ----------
LOUISIANA (0.6%)
Louisiana GO                                                          6.00%     8/1/2000 (3)           9,250        9,408
Louisiana Public Fac. Auth. Rev. CP (Christus Health)                 3.50%    3/13/2000 (2)          31,000       31,000
                                                                                                                 ----------
                                                                                                                   40,408
                                                                                                                 ----------
MAINE (0.2%)
Maine Health & Higher Educ. Fac. Auth. VRDO (Bowdoin College)         3.50%    11/3/1999 LOC          13,100       13,100
                                                                                                                 ----------


MARYLAND (1.7%)
Frederick County MD Consolidated Public Improvement VRDO              3.45%    11/3/1999              25,435       25,435
Maryland GO TOB VRDO                                                  3.54%    11/3/1999              46,595       46,595
Maryland GO TOB VRDO                                                  3.57%    11/4/1999               5,000        5,000
Montgomery MD Consolidated BAN CP                                     3.40%    11/9/1999              27,000       27,000
Washington MD Suburban Sanitation Dist. VRDO                          3.45%    11/3/1999              18,700       18,700
                                                                                                                 ----------
                                                                                                                  122,730
                                                                                                                 ----------
MASSACHUSETTS (2.4%)
Massachusetts GO                                                      5.00%     6/1/2000 (4)           3,500        3,535
Massachusetts GO                                                      5.00%     8/1/2000               9,950       10,042
Massachusetts GO                                                      5.50%     7/1/2000               5,000        5,057


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Massachusetts GO VRDO                                                 3.50%    11/4/1999            $ 22,000     $ 22,000
Massachusetts Water Resources Auth. CP                                3.50%   12/13/1999              25,000       25,000
Massachusetts Water Resources Auth. CP                                3.50%   12/14/1999              26,500       26,500
Massachusetts Water Resources Auth. CP                                3.60%   12/16/1999              32,300       32,300
Plymouth MA BAN                                                       4.25%   10/18/2000              10,000       10,044
Sudbury MA BAN                                                        4.00%    8/11/2000              34,500       34,648
                                                                                                                 ----------
                                                                                                                  169,126
                                                                                                                 ----------
MICHIGAN (3.1%)

Detroit MI School Dist. State School Aid                              4.00%     6/1/2000              20,000       20,091
Michigan Muni. Bond Auth.                                             4.25%    8/25/2000              32,500       32,667
Michigan Housing Dev. Auth. Rental Rev. VRDO                          3.40%    11/3/1999 LOC          28,400       28,400
Michigan Housing Dev. Auth. Rev.                                      3.00%    12/1/1999               9,000        9,000
Michigan Muni. Bond Auth.                                             4.25%    8/25/2000 LOC          41,000       41,220
Oakland County MI Econ. Dev. Corp. VRDO
   (Cranbrook Educ. Comm.)                                            3.60%    11/4/1999               6,500        6,500
Regents of Univ. of MI Hosp. Rev. VRDO                                3.50%    11/2/1999              18,200       18,200
Univ. of Michigan Hosp. Rev. VRDO                                     3.50%    11/2/1999              27,745       27,745
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)              3.50%    11/2/1999              37,700       37,700
                                                                                                                -----------
                                                                                                                  221,523
                                                                                                                -----------
MINNESOTA (0.8%)
Canby MN Community Hosp. Dist. VRDO
   (Sioux Valley Hosp. & Health Systems)                              3.60%    11/5/1999               3,740        3,740
Minnesota GO TOB VRDO                                                 3.52%    11/4/1999              51,975       51,975
                                                                                                                -----------
                                                                                                                   55,715
                                                                                                                -----------
MISSISSIPPI (1.3%)
Jackson County MS PCR PUT (Chevron USA Inc. Project)                  3.85%     5/1/2000              18,305       18,305
Jackson County MS Port Fac. Refunding Bonds PUT
   (Chevron USA Inc. Project)                                         3.85%     5/1/2000              64,000       64,000
Mississippi Capital Improvements GO                                   5.00%    11/1/2000 +             4,765        4,814
Mississippi GO TOB VRDO                                               3.57%    11/4/1999 (Prere.)      5,050        5,050
                                                                                                                -----------
                                                                                                                   92,169
                                                                                                                -----------
MISSOURI (3.6%)
Missouri Health & Educ. Fac. Auth. CP (Washington Univ.)              3.65%     3/1/2000              33,600       33,600
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            3.55%    11/2/1999               6,400        6,400
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.45%    11/4/1999             100,300      100,300
Missouri Health & Educ. Fac. Auth. VRDO
   (St. Anthony's Medical Center)                                     3.45%    11/3/1999              58,500       58,500
Univ. of Missouri Capital Project                                     4.25%    6/30/2000              60,000       60,329
                                                                                                                -----------
                                                                                                                  259,129
                                                                                                                 ----------
NEBRASKA (0.2%)
Nebraska Higher Educ. Loan Program VRDO                               3.55%    11/3/1999 LOC          17,000       17,000
                                                                                                                -----------

NEVADA (0.8%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.45%    11/3/1999 LOC          26,740       26,740
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.60%    11/3/1999 (1)          26,200       26,200
Clark County NV Flood Control GO                                      4.25%    11/1/2000               4,845        4,859
                                                                                                                -----------
                                                                                                                   57,799
                                                                                                                -----------
NEW HAMPSHIRE (0.3%)
New Hampshire Higher Educ. & Health Fac. Auth. VRDO
   (St. Paul's School)                                                3.45%    11/3/1999              25,000       25,000
                                                                                                                -----------

NEW JERSEY (0.8%)
New Jersey Econ. Dev. Auth. Natural Gas Fac. Rev. VRDO
   (New Jersey Natural Gas Project)                                   3.40%    11/2/1999 (2)           3,400        3,400
New Jersey TRAN CP                                                    3.45%   11/15/1999              25,000       25,000
New Jersey TRAN CP                                                    3.50%   11/15/1999              25,500       25,500
                                                                                                                -----------
                                                                                                                   53,900
                                                                                                                -----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
TAX-EXEMPT MONEY MARKET FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
NEW MEXICO (0.4%)
Hurley NM PCR VRDO (Kennecott Sante Fe Corp. Project-
   British Petroleum)                                                 3.50%    11/2/1999             $ 2,250      $ 2,250
New Mexico Finance Auth. Administrative Fee Rev. VRDO
   (Trims Project)                                                    3.55%    11/3/1999 LOC          11,681       11,681
New Mexico Highway Comm. Rev. VRDO                                    3.45%    11/3/1999 (4)          18,000       18,000
                                                                                                                -----------
                                                                                                                   31,931
                                                                                                                -----------
NEW YORK (8.3%)
Long Island NY Power Auth. Electric System Rev. CP                    3.55%   11/17/1999 LOC          10,000       10,000
Long Island NY Power Auth. Electric System Rev. CP                    3.55%   11/22/1999 LOC           8,700        8,700
Long Island NY Power Auth. Electric System Rev. CP                   3.625%    3/15/2000 LOC          14,200       14,200
Metro. Transp. Auth. of New York (Service Contract)                   7.40%     7/1/2000 (Prere.)      4,075        4,264
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2000              15,000       15,182
New York City NY Cultural Resources (Museum of Modern Art)            5.00%     1/1/2000 (2)           7,250        7,271
New York City NY GO VRDO                                              3.50%    11/2/1999 LOC          11,400       11,400
New York City NY GO VRDO                                              3.50%    11/2/1999 (1)          10,500       10,500
New York City NY Muni. Water Finance Auth. Water & Sewer
   System Rev. TOB VRDO                                               3.53%    11/4/1999 (3)          20,495       20,495
New York City NY Muni. Water Finance Auth. Water & Sewer
   System Rev. VRDO                                                   3.55%    11/2/1999 (3)          50,615       50,615
New York City NY Muni. Water Finance Auth. Water & Sewer
   System Rev. VRDO                                                   3.75%    11/2/1999 (3)          18,800       18,800
New York City NY Municipal Water Finance Auth. CP                     3.50%   12/23/1999 LOC          12,000       12,000
New York City NY Municipal Water Finance Auth. CP                     3.55%   12/23/1999 LOC          25,500       25,500
New York City NY Municipal Water Finance Auth. CP                     3.65%   12/23/1999 LOC          28,500       28,500
New York City NY TOB VRDO                                             3.57%    11/4/1999 (3)           4,000        4,000
New York City NY Transitional Finance Auth. Future Tax Rev. VRDO      3.50%    11/2/1999              25,270       25,270
New York City NY Transitional Finance Auth. Future Tax Rev. VRDO      3.50%    11/3/1999              58,600       58,600
New York Metro. Transp. Auth. TOB VRDO                                3.53%    11/4/1999 (3)           5,700        5,700
New York Metro. Transp. Auth. Transit Fac. CP                         3.50%    3/13/2000 LOC          21,000       21,000
New York State Dormitory Auth. Rev. (City Univ. System)              7.625%     7/1/2000 (Prere.)      8,130        8,524
New York State Dormitory Auth. Rev. TOB VRDO
   (City Univ. of New York)                                           3.53%    11/4/1999 (1)          19,995       19,995
New York State Dormitory Auth. Rev. (City Univ. System)              7.875%     7/1/2000 (Prere.)     17,165       18,025
New York State Energy Research & Dev. Auth. VRDO
   (Consolidated Edison)                                              3.40%    11/3/1999              18,500       18,500
New York State Energy Research & Dev. Auth. VRDO
   (Consolidated Edison)                                              3.50%    11/3/1999              73,300       73,300
New York State Environmental Fac. Corp. Rev. PCR TOB VRDO             3.53%    11/4/1999 (1)          10,670       10,670
New York State Environmental Fac. Corp. TOB VRDO
   (New York City Muni. Water Financial Auth. Project)                3.53%    11/4/1999 (1)          11,180       11,180
New York State Environmental Quality GO PUT                           3.00%    12/8/1999 LOC          30,000       30,000
New York State Housing Finance Agency (Service Contract)              7.80%    9/15/2000 (Prere.)      4,760        5,011
New York State Local Govt. Assistance Corp. TOB VRDO                  3.53%    11/4/1999 (2)           9,070        9,070
New York State Medical Care Fac. Fin. Agency Rev. TOB VRDO            3.53%    11/4/1999 (3)           5,920        5,920
New York State Power Auth. CP                                         3.55%   11/15/1999              11,950       11,950
New York State Urban Dev. Corp. Capital Fac. Rev. TOB VRDO            3.53%    11/4/1999 (4)           7,995        7,995
Syosset NY Central School Dist. TAN                                   4.00%    6/29/2000              13,700       13,748
                                                                                                                -----------
                                                                                                                  595,885
                                                                                                                -----------
NORTH CAROLINA (1.8%)
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                           3.50%    11/3/1999 LOC          11,000       11,000
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Moses H. Cone Memorial Hosp. Project)                             3.50%    11/4/1999              41,500       41,500
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                             3.50%    11/4/1999              41,000       41,000
Wake County NC Industrial Fac. & Pollution Control Finance
   Auth. VRDO (Carolina Power & Light)                                3.45%    11/3/1999 LOC          26,600       26,600
Winston-Salem NC COP VRDO                                             3.55%    11/4/1999               8,850        8,850
                                                                                                                -----------
                                                                                                                  128,950
                                                                                                                -----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
OHIO (5.7%)
Cincinnati OH City School Dist. TAN                                   5.00%    12/1/1999 (2)         $ 5,000      $ 5,008
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)             3.45%    11/3/1999              84,400       84,400
Cuyahoga County OH Econ. Dev. Rev. VRDO (Cleveland Orchestra)         3.50%    11/2/1999 LOC           3,700        3,700
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.45%    11/3/1999              78,255       78,255
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.45%    11/3/1999 (2)           5,600        5,600
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)      3.45%    11/3/1999 LOC          13,000       13,000
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Health
Cuyahoga County OH Hosp. Rev. VRDO (University Health
   System Obligated Group)                                            3.45%    11/3/1999              30,000       30,000
   Systems, Inc.)                                                     3.50%    11/4/1999              34,360       34,360
Franklin County OH Hosp. Rev. (Riverside United Methodist)            7.60%    5/15/2000 (Prere.)      7,880        8,216
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                3.48%    11/4/1999 LOC           9,095        9,095
Hamilton County OH Hosp. Fac. Rev. VRDO (Health Alliance of
Lorain County OH Hosp. Fac. Rev. CP (Catholic Healthcare Partners)    3.60%   12/16/1999               5,000        5,000
   Greater Cincinnati)                                                3.45%    11/3/1999 (1)          23,400       23,400
Lorain County OH Hosp. Fac. Rev. VRDO
   (Catholic Healthcare Partners)                                     3.50%    11/3/1999              22,700       22,700
Montgomery County OH VRDO (Catholic Health Initiatves)                3.45%    11/3/1999              14,300       14,300
Ohio Public Fac. Comm. Higher Educ. Fac. Rev.                         4.50%    12/1/1999              20,965       20,991
Ohio Public Fac. Comm. Higher Educ. Fac. Rev.                         4.50%    11/1/2000              10,000       10,075
Ohio Public Fac. Comm. Higher Educ. Fac. Rev.                         5.00%    11/1/1999               6,370        6,370
Ohio Public Fac. Comm. Higher Educ. Fac. Rev.                         5.50%    12/1/1999               7,685        7,700
Ohio State Univ. CP                                                   3.50%    11/9/1999              10,800       10,800
Ohio State Univ. CP                                                   3.65%   11/29/1999               7,500        7,500
Ohio Water Dev. Auth. Rev. (Pure Water)                               5.40%     6/1/2000 (1)           3,260        3,300
                                                                                                                -----------
                                                                                                                  403,770
                                                                                                                -----------
OKLAHOMA (0.7%)
Garfield County OK IDA PCR VRDO (Oklahoma Gas & Electric
   Co. Project)                                                       3.57%    11/3/1999              40,300       40,300
Oklahoma Student Loan Auth. VRDO                                      3.55%    11/3/1999 (1)           8,000        8,000
                                                                                                                -----------
                                                                                                                   48,300
                                                                                                                -----------
OREGON (1.2%)
Oregon Health Housing Educ. & Cultural Fac. Auth. VRDO
   (Peacehealth)                                                      3.50%    11/4/1999 LOC          14,585       14,585
Oregon Veterans Welfare Program VRDO                                  3.40%    11/3/1999              65,700       65,700
Port of Portland OR Portland International Airport Passenger
   Fac. Rev. TOB VRDO                                                 3.62%    11/4/1999 (2)           5,130        5,130
                                                                                                                -----------
                                                                                                                   85,415
                                                                                                                -----------
PENNSYLVANIA (2.2%)
Allegheny County PA IDA PCR PUT (Dusquesne Light Co.)                 3.60%   11/18/1999 LOC          10,000       10,000
Delaware County PA IDA Airport Fac. Rev. VRDO
    (United Parcel Service)                                           3.60%    11/2/1999               2,000        2,000
Delaware County PA IDA PCR CP (PECO)                                  3.70%    3/14/2000 LOC          16,600       16,600
Geisinger Health System Auth. of Pennsylvania VRDO
   (Penn State Geisinger Health System)                               3.60%    11/2/1999              24,175       24,175
Montgomery County PA IDA PCR CP (PECO)                                3.60%   11/17/1999 LOC           9,400        9,400
Pennsylvania Higher Educ. Assistance Agency Student Loan
   Rev. VRDO                                                          3.55%    11/3/1999 (2)          23,200       23,200
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            3.60%    11/2/1999               9,500        9,500
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
   (Children's Hosp. Project)                                         3.60%    11/2/1999               2,800        2,800
Philadelphia PA IDA VRDO (Fox Chase Institute for Cancer Research)    3.60%    11/2/1999 LOC           3,900        3,900
Sayre PA Health Care Fac. Auth. VRDO (VHA of Pennsylvania,
   Pooled Capital Asset Financial Program)                            3.50%    11/3/1999 (2)          56,000       56,000
                                                                                                                -----------
                                                                                                                  157,575
                                                                                                                -----------
PUERTO RICO (0.1%)
Puerto Rico Govt. Dev. Bank CP                                        3.55%   11/15/1999               6,736        6,736
                                                                                                                -----------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
TAX-EXEMPT MONEY MARKET FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND (0.2%)
Rhode Island Capital Dev. Loan VRDO                                   3.40%    11/3/1999            $ 14,390   $   14,390
                                                                                                                -----------
SOUTH CAROLINA (1.3%)
Lexington SC School Dist. No. 1 BAN                                   4.50%    9/29/2000              23,930       24,092
South Carolina Public Service Auth. (Santee Cooper) CP                3.55%   11/16/1999              40,000       40,000
South Carolina Public Service Auth. (Santee Cooper) CP                3.60%   11/18/1999              30,000       30,000
                                                                                                                -----------
                                                                                                                   94,092
                                                                                                                -----------
SOUTH DAKOTA (0.3%)
South Dakota Health & Educ. Fac. Auth. VRDO
   (Sioux Valley Hosp. & Health System)                               3.60%    11/5/1999              18,480       18,480
                                                                                                                -----------



TENNESSEE (2.1%)
Metro. Govt. of Nashville & Davidson County TN
   Health & Educ. Fac. PUT (Vanderbilt Univ.)                         3.10%    1/15/2000               9,000        9,000
Metro. Govt. of Nashville & Davidson County TN
   Industrial Dev. Board VRDO (Country Music Hall of Fame)            3.45%    11/4/1999 LOC          14,500       14,500
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                     3.45%    11/3/1999 (3) LOC      36,600       36,600
Shelby County TN TAN                                                  4.25%    6/30/2000              39,200       39,334
Tennessee BAN VRDO                                                    3.50%    11/3/1999              20,000       20,000
Tennessee GO TOB VRDO                                                 3.52%    11/4/1999              30,750       30,750
                                                                                                                -----------
                                                                                                                  150,184
                                                                                                                -----------
TEXAS (11.1%)
Austin City TX CP (Travis & Williamson Counties
   Combined Utility Systems)                                          3.45%   11/10/1999 LOC          10,825       10,825
Coastal Bend TX Health Fac. Dev. Corp. Rev. VRDO
   (Incarnate Word Health System)                                     3.55%    11/3/1999 (2)          34,700       34,700
Gulf Coast TX IDA Environmental Fac. Rev. VRDO
   (Citgo Petroleum Corp. Project)                                    3.65%    11/2/1999 LOC           6,100        6,100
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Exxon Project)           3.50%    11/2/1999               4,460        4,460
Harris County TX Health Fac. Dev. Corp. Rev. (Christus Health)        5.00%     7/1/2000              10,580       10,664
Harris County TX Health Fac. Dev. Corp. Hosp. ) VRDO
   (Methodist Hosp. of Houston)                                       3.60%    11/2/1999             116,400      116,400
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                        3.65%    11/2/1999              60,280       60,280
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Young Men's Christian Assoc. of the Greater Houston Area)         3.60%    11/2/1999 LOC          29,800       29,800
Harris County TX Toll Road VRDO                                       3.40%    11/3/1999              24,000       24,000
Harris County TX Toll Road VRDO                                       3.55%    11/3/1999              19,800       19,800
Houston City TX                                                       3.55%   11/23/1999              10,000       10,000
Houston City TX                                                       3.60%   11/17/1999              19,700       19,700
Houston TX Higher Educ. Finance Corp. Rev. TOB VRDO
   (Rice Univ.)                                                       3.60%    11/4/1999               7,500        7,500
Katy TX Independent School Dist. VRDO                                 3.45%    11/4/1999              23,500       23,500
Midland TX Independent School Dist. VRDO                              3.45%    11/4/1999               5,100        5,100
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                      3.65%    11/2/1999 (1)           7,800        7,800
North Central TX Health Fac. CP (Methodist Hosp. of Dallas)           3.60%   11/10/1999 (2)          22,200       22,200
North Harris TX Montgomery Community College Dist. VRDO               3.45%    11/4/1999 (3)          15,750       15,750
Pasadena TX Independent School Dist. VRDO                             3.45%    11/4/1999              18,600       18,600
Red River TX Auth. PCR VRDO (Southwest Public Service)                3.45%    11/4/1999 (2)          20,000       20,000
Richardson TX Independent School Dist. VRDO                           3.45%    11/4/1999               4,800        4,800
Southwest Texas Higher Educ. Auth. Inc. VRDO
   (Southern Methodist Univ. Project)                                 3.45%    11/3/1999 LOC          24,000       24,000
Tarrant County TX Junior College Dist. Rev.                           3.65%    2/15/2000               2,865        2,870
Texas A&M Univ. System Board of Regents                               3.55%   11/29/1999               7,200        7,200
Texas Dept. Housing & Community Affairs Residential
   Mortgage Rev. PUT                                                  3.90%     5/1/2000 +            30,000       30,000
Texas TRAN                                                            4.50%    8/31/2000             255,000      256,618
                                                                                                                -----------
                                                                                                                  792,667
                                                                                                                -----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
UTAH (5.0%)
Central Utah Water Conservancy Dist. VRDO                             3.55%    11/3/1999 (2)        $ 13,810     $ 13,810
Emery County UT PCR VRDO (PacifiCorp Project)                         3.45%    11/3/1999 LOC          35,500       35,500
Intermountain Power Agency Utah Power Supply Rev.                     5.50%     7/1/2000 (1)           6,685        6,772
Intermountain Power Agency Utah Power Supply Rev.                   10.375%     7/1/2000 (Prere.)     33,470       35,339
Intermountain Power Agency Utah Power Supply Rev. CP                  3.70%    3/21/2000 (2)           8,400        8,400
Intermountain Power Agency Utah Power Supply Rev. TOB VRDO            3.57%    11/4/1999 (1)           6,495        6,495
Intermountain Power Agency Utah TOB VRDO                              3.48%    11/3/1999 (1)          37,600       37,600
Salt Lake City UT TRAN                                                3.50%    6/30/2000              16,000       16,028
Salt Lake County UT TRAN                                              4.00%   12/29/1999               5,000        5,004
Utah GO TOB VRDO                                                      3.54%    11/4/1999              43,860       43,860
Utah GO VRDO                                                          3.35%    11/3/1999              67,325       67,325
Utah GO VRDO                                                          3.40%    11/4/1999              28,500       28,500
Utah Transit Auth. Sales Tax & Transp. Rev. VRDO (Salt Lake County
   Light Rail Transit 'TRAX' Program)                                 3.40%    11/4/1999 LOC          50,800       50,800
                                                                                                                -----------
                                                                                                                  355,433
                                                                                                                -----------
VIRGINIA (1.0%)
Arlington County VA TOB VRDO                                          3.55%    11/4/1999              33,470       33,470
Fairfax County VA GO                                                  7.25%     6/1/2000               5,805        5,936
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                3.45%    11/3/1999              17,750       17,750
Fairfax County VA Public Improvement GO                               5.50%     6/1/2000               3,375        3,419
Norfolk VA                                                            4.50%     6/1/2000               6,525        6,556
Virginia State Public School Auth. School Financing Rev.              4.25%     8/1/2000               7,005        7,031
                                                                                                                -----------
                                                                                                                   74,162
                                                                                                                -----------
WASHINGTON (2.8%)
Port of Seattle Washington CP                                         3.70%    3/14/2000 LOC          50,000       50,000
Port of Seattle Washington CP                                         3.75%    3/14/2000 LOC          76,000       76,000
Seattle WA Muni. Light & Power Rev. VRDO                              3.50%    11/3/1999              30,500       30,500
Seattle WA Muni. Metro. Seattle Sewer Rev.                           6.875%     1/1/2000 (Prere.)      3,625        3,718
Seattle WA Water System Rev. VRDO                                     3.50%    11/3/1999 LOC          19,800       19,800
Snohomish County WA Public Util. Dist. Generation System Rev.
   TOB VRDO                                                           3.62%    11/4/1999 (1)           4,995        4,995
Washington GO                                                         5.75%     7/1/2000               5,820        5,915
Washington GO                                                         6.50%     7/1/2000               9,695        9,901
                                                                                                                -----------
                                                                                                                  200,829
                                                                                                                -----------
WEST VIRGINIA (0.5%)
Putnam County WV Solid Waste Disposal Rev. VRDO
   (Toyota Manufacturing Corp.)                                       3.50%    11/3/1999              38,200       38,200
                                                                                                                -----------

WISCONSIN (3.4%)
Milwaukee WI IDR VRDO (Wisconsin Electric Power Co. Project)          3.50%    11/4/1999              10,000       10,000
Oak Creek City WI VRDO (Wisconsin Electric Power Co. Project)         3.45%    11/3/1999              47,100       47,100
Univ. of Wisconsin Hosp. & Clinics Auth. Rev. VRDO
   (Univ. of Wisconsin Hosp.)                                         3.45%    11/3/1999 (1)          21,500       21,500
Village of Pleasant Prairie WI PCR VRDO (Wisconsin Electric Power
   Co. Project)                                                       3.50%    11/4/1999              28,500       28,500
Wisconsin GO                                                          4.25%    11/1/1999               4,000        4,000
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO
   (Charity Obligated Group-Daughters of Charity National
   Health System)                                                     3.60%    11/3/1999                 300          300
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO (Wausau Hosp.)          3.45%    11/3/1999 (2)          20,000       20,000
Wisconsin Health & Educ. Fac. Auth. Rev. VRDO
   (Wheaton Franciscan Services)                                      3.55%    11/4/1999 LOC          48,300       48,300
Wisconsin Dept. of Transp. Rev. CP                                    3.40%    11/9/1999 LOC           5,022        5,022
Wisconsin Dept. of Transp. Rev. CP                                    3.45%   11/29/1999 LOC          27,423       27,423
Wisconsin Dept. of Transp. Rev. CP                                    3.50%   11/18/1999 LOC          27,159       27,159
Wisconsin Dept. of Transp. Rev. CP                                    3.50%   12/13/1999 LOC           5,547        5,547
                                                                                                                -----------
                                                                                                                  244,851
                                                                                                                -----------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
TAX-EXEMPT MONEY MARKET FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
WYOMING (0.7%)
Uinta County WY PCR PUT (Chevron USA Inc. Project)                    3.85%     5/1/2000            $ 54,100     $ 54,100
                                                                                                                 --------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $7,319,966)                                                                                            7,319,966
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.5%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              111,164
Payables for Investment Securities Purchased                                                                     (261,939)
Other Liabilities                                                                                                 (24,780)
                                                                                                                -----------
                                                                                                                 (175,555)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 7,145,128,219 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $7,144,411
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                           $1.00
===========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.


---------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $7,145,146        $1.00
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                               (735)           --
 Unrealized Appreciation                                                                                  --           --
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $7,144,411        $1.00
===========================================================================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
SHORT-TERM TAX-EXEMPT FUND                                            COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.6%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.8%)
Alabama GO                                                            5.50%    10/1/2003             $10,000     $ 10,332
Birmingham AL GO VRDO                                                 3.50%    11/3/1999 (2)LOC        4,400        4,400
Montgomery City AL Industrial Dev. Board Pollution Control &
   Solid Waste Disposal Rev. CP (General Electric Co.)                3.55%    11/4/1999              19,600       19,600
                                                                                                                -----------
                                                                                                                   34,332
                                                                                                                -----------
ALASKA (1.0%)
North Slope Borough AK GO                                             0.00%     1/1/2002 (1)           7,650        6,913
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      3.50%    11/2/1999              13,100       13,100
                                                                                                                -----------
                                                                                                                   20,013
                                                                                                                -----------
ARIZONA (0.9%)
Arizona Transp. Board Highway Rev.                                    5.00%     7/1/2001 +            12,010       12,155
Arizona Transp. Board Highway Rev.                                    6.00%     7/1/2000               4,500        4,564
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       3.50%    11/2/1999 LOC             500          500
                                                                                                                -----------
                                                                                                                   17,219
                                                                                                                -----------
CALIFORNIA (2.9%)
California Dept. of Water (Central Valley Project) Rev.               8.75%    12/1/2000               4,540        4,784
California Statewide Community Dev. Auth. Rev. TRAN
   (Riverside County)                                                 4.00%    9/29/2000              18,250       18,313
Santa Barbara County CA TRAN                                          4.25%    9/29/2000              19,800       19,958
Santa Clara CA United School Dist. TRAN                               4.25%    9/29/2000              11,000       11,062
                                                                                                                -----------
                                                                                                                  54,117
                                                                                                                -----------

COLORADO (0.8%)
Jefferson County CO School Dist. GO                                   5.00%   12/15/2002 (3)           4,500        4,577
Jefferson County CO School Dist. GO                                   5.00%   12/15/2001 (3)           5,800        5,893
Platte River CO Power Auth. Rev.                                      5.00%     6/1/2000 (1)           5,000        5,034
                                                                                                                -----------
                                                                                                                   15,504
                                                                                                                -----------
CONNECTICUT (0.9%)
Connecticut Special Assessment Unemployment Compensation              5.50%    5/15/2000 (2)          17,500       17,657
                                                                                                                -----------


DISTRICT OF COLUMBIA (2.6%)
District of Columbia GO                                               0.00%     6/1/2000 (1)(ETM)      6,900        6,738
District of Columbia GO                                               5.50%     6/1/2001              20,000       20,262
District of Columbia GO                                               5.90%     6/1/2000 (1)           9,860        9,975
District of Columbia GO                                               5.90%     6/1/2000 (1)(ETM)        245          248
District of Columbia GO                                               6.00%     6/1/2001 (1)           7,920        8,133
District of Columbia GO                                               6.00%     6/1/2001 (1)(ETM)        195          200
District of Columbia GO                                               7.10%     6/1/2000 (4)           3,535        3,598
District of Columbia GO                                               7.10%     6/1/2000 (4)(ETM)         85           86
                                                                                                                -----------
                                                                                                                   49,240
                                                                                                                -----------
FLORIDA (4.5%)
Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
   (Cleveland Clinic Obligated Group)                                 3.65%    11/2/1999                 600          600
Dade County FL Sales Tax Rev.                                         6.00%    10/1/2001 (2)           2,500        2,583
Dade County FL Water & Sewer System Rev. VRDO                         3.45%    11/3/1999 (3)           1,100        1,100
Florida Board of Educ. Rev. (Capital Outlay)                          5.00%     6/1/2002              10,535       10,693
Florida Muni. Power Agency VRDO (Stanton Project)                     3.40%    11/3/1999 (1)           9,690        9,690
Florida State Board of Educ. Public Educ. Capital Outlay Refunding    5.00%     6/1/2000              15,455       15,558
Florida State Board of Higher Educ.                                   5.40%     5/1/2001 (ETM)         3,600        3,664
Jacksonville FL Electric Auth. Rev. (St. John River)                  5.00%    10/1/2002              11,910       12,110
Miami-Dade County FL School Board COP                                 4.25%     8/1/2000 (4)           3,000        3,008
Miami-Dade County FL School Board COP                                 5.00%     8/1/2001 (4)           3,850        3,901
Miami-Dade County FL School Board COP                                 5.00%     8/1/2002 (4)           5,795        5,884
Osceola County FL Capital Improvement Rev.                            4.50%     9/1/2000 (1)           5,000        5,026
Tampa FL Health System Rev. (Catholic Health East)                    4.50%   11/15/1999 (1)           5,355        5,356
Tampa FL Health System Rev. (Catholic Health East)                    5.00%   11/15/2001 (1)           4,035        4,093
Tampa FL Rev. (Allegany Health System-St. Joseph)                    7.125%    12/1/1999 (Prere.)      2,500        2,557
                                                                                                                -----------
                                                                                                                   85,823
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
SHORT-TERM TAX-EXEMPT FUND                                            COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
GEORGIA (2.9%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co. )              3.60%    11/2/1999             $ 6,600   $    6,600
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)          3.50%    11/3/1999 (3)          17,390       17,390
Georgia GO                                                            5.00%     8/1/2001               5,070        5,142
Georgia GO                                                            6.80%     8/1/2000               2,230        2,279
Georgia GO                                                            7.00%    11/1/1999               7,500        7,501
Georgia GO                                                            7.40%     8/1/2000               5,000        5,131
Georgia GO                                                            7.50%     4/1/2001               5,500        5,749
Georgia GO                                                            7.70%     2/1/2001               5,000        5,214
                                                                                                                -----------
                                                                                                                   55,006
                                                                                                                -----------
HAWAII (2.6%)
Hawaii GO                                                             5.00%    11/1/1999              20,000       20,001
Hawaii GO                                                             5.25%     4/1/2003 (1)           5,000        5,105
Hawaii GO                                                             6.00%     9/1/2001               3,000        3,085
Hawaii GO                                                             8.00%     2/1/2001               5,000        5,215
Hawaii Highway Rev.                                                   5.00%     7/1/2002 (3)           3,530        3,577
Honolulu HI City & County GO                                          4.70%    10/1/2000               4,375        4,404
Honolulu HI City & County GO                                          4.70%    10/1/2000 (ETM)           125          126
Honolulu HI City & County GO                                          5.00%     7/1/2002 (3)           4,675        4,738
Honolulu HI City & County GO                                          5.25%    11/1/2003 (3)(ETM)      2,550        2,619
Honolulu HI City & County GO                                          5.25%    11/1/2003 (3)               5            5
                                                                                                                -----------
                                                                                                                   48,875
                                                                                                                -----------
ILLINOIS (1.4%)
Chicago IL Metro. Water Reclamation Dist. GO                          6.40%     1/1/2000               5,000        5,021
Illinois Dev. Finance Auth. VRDO (Provena Health)                     3.45%    11/3/1999 (1)           3,300        3,300
Illinois Educ. Fac. Auth. (Northwestern Univ.)                        4.75%    12/1/2000              10,000       10,093
Illinois Toll Highway Auth. Rev. VRDO PUT                             3.50%    11/3/1999 (1) LOC       8,200        8,200
                                                                                                                -----------
                                                                                                                   26,614
                                                                                                                -----------
INDIANA (0.4%)
Indianapolis IN Airport Auth. Rev.                                    4.50%     7/1/2000 (3)           3,500        3,511
Merrillville IN Multiple School Building Corp. Rev.                   7.50%    7/15/2000 (Prere.)      4,000        4,178
                                                                                                                -----------
                                                                                                                    7,689
                                                                                                                -----------
KANSAS (0.4%)
Merriam KS Hosp. Rev. (Shawnee Medical Center Project)                7.25%     9/1/2001 (Prere.)      3,580        3,827
Wyandotte County, Kansas City KS Unified Govt. GO                     5.00%     9/1/2001 (2)           4,150        4,207
                                                                                                                -----------
                                                                                                                    8,034
                                                                                                                -----------
KENTUCKY (0.5%)
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               3.40%    11/3/1999 (1)           9,250        9,250
                                                                                                                -----------


LOUISIANA (2.3%)
Jefferson Parish LA Hosp. Dist. VRDO
   (West Jefferson Medical Center)                                    3.45%    11/3/1999 LOC          11,820       11,820
Louisiana Gasoline and Fuels Tax Rev.                                 4.50%   11/15/2000              28,735       28,855
Louisiana GO                                                          5.00%    4/15/2002 (2)           3,400        3,442
                                                                                                                -----------
                                                                                                                   44,117
                                                                                                                -----------
MARYLAND (1.8%)
Maryland Health & Higher Educ. Fac. (Francis Scott Key)               7.00%     7/1/2000 (Prere.)      4,000        4,161
Maryland Health & Higher Educ. Fac. VRDO (Johns Hopkins Hosp.)        3.45%    11/3/1999 LOC          30,000       30,000
                                                                                                                -----------
                                                                                                                   34,161
                                                                                                                -----------
MASSACHUSETTS (6.8%)
Massachusetts Bay Transp. Auth.                                       7.00%     3/1/2001 (Prere.)      6,000        6,330
Massachusetts Bay Transp. Auth.                                      7.625%     3/1/2000 (Prere.)      5,550        5,729
Massachusetts GO                                                      6.25%     7/1/2002              11,000       11,501
Massachusetts GO                                                      6.50%     8/1/2001 (Prere.)      3,115        3,293
Massachusetts GO                                                      7.25%     3/1/2000 (3)(Prere.)   3,910        4,032
Massachusetts GO                                                     7.625%     6/1/2001 (Prere.)     10,000       10,706
Massachusetts GO                                                      9.25%     7/1/2000              10,000       10,351
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2000               2,580        2,586




---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2002             $ 5,040     $  5,029
Massachusetts Health & Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                           4.55%    7/14/2002 (1)           3,350        3,329
Massachusetts Housing Finance Agency (Construction Loan Notes)        4.10%     3/1/2002 (4)          11,500       11,348
Massachusetts Water Resources Auth. Rev.                              6.50%    12/1/2001 (Prere.)      4,300        4,575
Massachusetts Water Resources Auth. Rev.                              7.00%     4/1/2000 (Prere.)     10,485       10,829
Massachusetts Water Resources Auth. Rev.                              7.30%     4/1/2000 (Prere.)      5,000        5,170
Massachusetts Water Resources Auth. Rev.                              7.50%     4/1/2000 (Prere.)     15,850       16,402
Massachusetts Water Resources Auth. Rev.                             7.625%     4/1/2000 (Prere.)     17,645       18,269
                                                                                                                -----------
                                                                                                                  129,479
                                                                                                                -----------
MICHIGAN (3.6%)
Greater Detroit MI Resource Recovery Auth.                            5.00%   12/13/1999 (2)          12,000       12,017
Michigan Building Auth. Rev. (Fac. Program)                           5.00%    10/1/2000 (2)           4,000        4,041
Michigan Hosp. Finance Auth. Rev. (McLaren Obligated Group)           7.50%    9/15/2001 (Prere.)      5,750        6,192
Michigan Housing Dev. Auth. Rental Rev. VRDO                          3.40%    11/3/1999 LOC          10,700       10,700
Michigan Muni. Bond Bank Auth. Rev.                                   5.00%    12/1/2002              11,905       12,093
Michigan Strategic Fund Limited Obligation Rev. PUT (Detroit Edison)  4.73%     9/1/2001              15,065       15,035
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)              3.50%    11/2/1999               8,500        8,500
                                                                                                                -----------
                                                                                                                   68,578
                                                                                                                -----------
MINNESOTA (1.8%)
Minneapolis MN GO                                                     5.00%    12/1/2001              16,210       16,473
Minnesota GO                                                         4.625%     8/1/2000              10,385       10,449
Minnesota GO                                                          6.40%     8/1/2000               6,700        6,828
                                                                                                                -----------
                                                                                                                   33,750
                                                                                                                -----------
MISSISSIPPI (1.2%)
Jackson County MS Port Fac. Refunding Bonds VRDO
   (Chevron USA Inc. Project)                                         3.70%    11/3/1999              17,000       17,000
Mississippi GO                                                        5.00%     8/1/2001               2,495        2,527
Mississippi GO (Capital Improvements)                                 5.00%    11/1/2001               3,555        3,607
                                                                                                                -----------
                                                                                                                   23,134
                                                                                                                -----------
MISSOURI (0.7%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.45%    11/4/1999               4,600        4,600
St. Louis County MO Rockwood School Dist. GO                          8.50%     2/1/2001               8,000        8,415
                                                                                                                -----------
                                                                                                                   13,015
                                                                                                                -----------
MONTANA (0.5%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003              10,000        9,920
                                                                                                                -----------



NEBRASKA (1.2%)
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2001               8,500        8,555
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2002 (1)           5,000        5,058
Nebraska Public Power Dist. Rev.                                      5.00%     1/1/2003 (1)           5,000        5,063
Omaha NE Public Power Dist. Electric Rev.                             5.00%     2/1/2001               4,250        4,291
                                                                                                                -----------
                                                                                                                   22,967
                                                                                                                -----------
NEVADA (2.5%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.45%    11/3/1999 LOC           7,245        7,245
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                   3.45%    11/3/1999 (1)          17,630       17,630
Clark County NV GO                                                    5.25%    11/1/2002               6,255        6,392
Clark County NV Improvement and Refunding Rev.                        6.00%    10/1/2001               4,845        4,999
Clark County NV School Dist. GO (Computer Equipment)                  7.50%    6/15/2000 (3)           6,000        6,133
Nevada GO                                                             4.50%     7/1/2001               5,085        5,104
                                                                                                                -----------
                                                                                                                   47,503
                                                                                                                -----------
NEW JERSEY (1.7%)
New Jersey Econ. Dev. Auth. Market Transition Fac. Rev.              5.125%     7/1/2000 (1)           2,710        2,732
   (NJ Natural Gas Project)                                           3.65%    11/2/1999 (2)           3,000        3,000
New Jersey Health Care Fac. Finance Auth. Rev.
   (Community Medical Center, Kimball Medical Center,
   Kensington Manor Care Center Obligated Group)                      4.50%     7/1/2001 (4)           4,835        4,852



---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
SHORT-TERM TAX-EXEMPT FUND                                            COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New Jersey Transit Corp. Rev.                                         5.25%     9/1/2001             $ 5,000    $   5,069
New Jersey Turnpike Auth. Rev. VRDO                                   3.40%    11/3/1999 (3) LOC       5,900        5,900
Port Auth. of New York & New Jersey                                   4.75%    9/15/2001 (3)           9,655        9,729
                                                                                                                -----------
                                                                                                                   31,282
                                                                                                                -----------
NEW MEXICO (0.6%)
New Mexico GO                                                         5.50%     9/1/2000               6,350        6,436
New Mexico GO                                                         5.50%     9/1/2001               4,475        4,578
                                                                                                                -----------
                                                                                                                   11,014
                                                                                                                -----------
NEW YORK (14.2%)
Erie County NY GO                                                     5.00%    11/1/2002 (3)           2,000        2,028
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2002               8,000        8,074
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2003               8,500        8,571
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/2001              10,000       10,124
Muni. Assistance Corp. for New York City NY                           5.25%     7/1/2001               5,110        5,194
Nassau County NY General Improvement                                  4.90%     3/1/2001 (3)          11,060       11,147
Nassau County NY General Improvement                                 5.125%    11/1/1999 (3)           7,525        7,526
New York City NY GO                                                   7.25%    8/15/2001 (Prere.)     22,745       23,934
New York City NY GO                                                   7.50%     2/1/2002 (Prere.)      7,860        8,454
New York City NY GO                                                  7.625%     2/1/2002 (Prere.)      8,190        8,867
New York City NY Muni. Water Finance Auth. Water &
   Sewer System Rev. VRDO                                             3.55%    11/2/1999 (3)           1,950        1,950
New York City NY Muni. Water Finance Auth. Water &
   Sewer System Rev. VRDO                                             3.75%    11/2/1999 (3)           1,700        1,700
New York State COP                                                    4.10%     8/1/2000               5,600        5,606
New York State COP                                                    5.00%     3/1/2002              16,230       16,361
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.00%    2/15/2001               4,335        4,368
New York State Dormitory Auth. Rev. (City Univ.)                     7.625%     7/1/2000 (Prere.)     23,600       24,644
New York State Dormitory Auth. Rev. (Interfaith Medical Center)       5.25%    2/15/2002               2,565        2,599
New York State Dormitory Auth. Rev. (Jamaica Hosp.)                   5.00%    2/15/2001               2,725        2,745
New York State Dormitory Auth. Rev. (State Univ.)                     7.25%    5/15/2000 (Prere.)      2,070        2,148
New York State Dormitory Auth. Rev. (State Univ.)                     7.70%    5/15/2000 (Prere.)      4,000        4,161
New York State Dormitory Auth. Rev. (Wycoff Heights)                  5.00%    2/15/2001               2,605        2,624
New York State Energy Research & Dev. Auth. VRDO
   (Consolidated Edison)                                              3.40%    11/3/1999              20,200       20,200
New York State Environmental Fac. (Riverbank State Park)             7.375%     4/1/2002 (Prere.)      5,000        5,429
New York State Hosp. Finance Agency (Service Contract)                7.80%    3/15/2001 (Prere.)     15,000       15,978
New York State Local Govt. Assistance Corp.                           7.00%     4/1/2001 (Prere.)      7,675        8,114
New York State Local Govt. Assistance Corp.                           7.50%     4/1/2001 (Prere.)     10,000       10,639
New York State Medical Care Fac. Finance Agency Rev. (St. Luke's)     7.45%    2/15/2000 (1)(Prere.)   5,000        5,151
New York State Power Auth Rev. & General Purpose                      6.75%     1/1/2001 (Prere.)      7,900        8,283
New York State Urban Dev. Corp. Rev.
   (Community Enhancement Fac.)                                       4.25%     4/1/2000               9,495        9,508
New York State Urban Dev. Corp. Rev.
   (Community Enhancement Fac.)                                       4.50%     4/1/2001              11,645       11,657
New York State Urban Dev. Corp. Rev.
   (Community Enhancement Fac.)                                       4.50%     4/1/2002               3,000        2,990
New York State Urban Dev. Corp. Rev.
   (Correction Fac.)                                                  7.75%     1/1/2000 (Prere.)      3,900        4,003
New York State Urban Dev. Corp. Rev.
   (Correctional Fac. Service Contract)                               5.00%     1/1/2002               4,350        4,389
                                                                                                                -----------
                                                                                                                  269,166
                                                                                                                -----------
NORTH CAROLINA (0.2%)
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                             3.50%    11/4/1999               3,000        3,000
                                                                                                                -----------


OHIO (2.5%)
Cincinnati OH School Dist. TAN                                        5.50%    12/1/2000 (2)           4,300        4,374
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)             3.45%    11/3/1999              11,300       11,300
Columbus OH GO                                                        5.00%    5/15/2002               3,000        3,045
Cuyahoga County OH Hosp. Rev. (Meridia Health System)                 7.25%    8/15/2000 (Prere.)      4,980        5,207
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                3.48%    11/4/1999 LOC           3,950        3,950



---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Lorain County OH Hosp. Fac. Rev. VRDO
   (Catholic Healthcare Partners)                                     3.50%    11/3/1999             $ 6,000     $  6,000
Ohio Building Auth. Rev. (State Correctional Fac.)                    6.50%    10/1/2001               5,100        5,309
Ohio Housing Finance Agency Mortgage Rev.                             3.60%     9/1/2001               2,595        2,547
Ohio Housing Finance Agency Mortgage Rev.                             3.80%     9/1/2002               2,790        2,716
Ohio Housing Finance Agency Mortgage Rev.                             3.95%     9/1/2003               2,595        2,507
                                                                                                                -----------
                                                                                                                   46,955
                                                                                                                -----------
OKLAHOMA (1.2%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                              3.57%    11/3/1999               1,900        1,900
Oklahoma Ind. Auth. Rev. VRDO (Health System Baptist Center)          3.55%    11/3/1999              10,500       10,500
Tulsa County OK Independent School Dist. No. 9
   Union Board of Educ.                                               4.50%     6/1/2001               3,500        3,508
Tulsa County OK Independent School Dist. No. 9
   Union Board of Educ.                                               4.50%     6/1/2002               3,500        3,496
Tulsa County OK Independent School Dist. No. 9
   Union Board of Educ.                                              4.625%     6/1/2003               3,500        3,491
                                                                                                                -----------
                                                                                                                   22,895
                                                                                                                -----------
OREGON (0.4%)
Oregon Health, Housing, Educ., & Cultural Fac. Auth. College
   Housing Project PUT (Portland State Univ.)                         5.00%     5/1/2003 LOC           5,240        5,235
Port Auth. of Portland OR Airport Rev. (Portland
   International Airport)                                             5.00%     7/1/2002 (3)           3,195        3,223
                                                                                                                -----------
                                                                                                                    8,458
                                                                                                                -----------
PENNSYLVANIA (8.6%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)   5.00%     1/1/2002 (1)           4,055        4,086
Berks County PA GO                                                    7.25%   11/15/2000 (3)(Prere.)   6,700        7,058
Geisinger Health System Auth. of Pennsylvania VRDO
   (Penn State Geisinger Health System)                               3.60%    11/2/1999              12,750       12,750
Pennsylvania GO                                                       5.00%     6/1/2001 (1)          14,250       14,421
Pennsylvania GO                                                       5.00%   10/15/2002               5,500        5,585
Pennsylvania GO                                                       5.25%   11/15/2000 (3)           7,500        7,606
Pennsylvania Higher Educ. Fac. Auth. Health Services Rev.
   (Allegheny/Delaware Valley)                                        4.60%   11/15/1999 (1)           4,830        4,830
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                            3.60%    11/2/1999              13,800       13,800
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.00%    6/15/2001 (3)           9,380        9,489
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.00%    6/15/2002 (3)          10,040       10,175
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.75%    6/15/2000 (3)           6,675        6,753
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%    6/15/2002 (3)           7,000        7,266
Philadelphia PA Gas Works                                             7.00%     7/1/2002 (8)          12,090       12,842
Philadelphia PA GO                                                    5.00%    5/15/2000               4,485        4,506
Philadelphia PA GO                                                    5.00%    5/15/2001               5,940        5,973
Philadelphia PA GO                                                    5.00%    5/15/2003 (3)           5,845        5,917
Philadelphia PA GO                                                    6.00%   11/15/1999 (3)          10,000       10,009
Philadelphia PA Muni. Auth. Rev.                                     8.625%   11/15/2001 (Prere.)     15,500       17,106
Pittsburgh PA GO                                                      5.00%     9/1/2000 (2)           2,250        2,271
                                                                                                                -----------
                                                                                                                  162,443
                                                                                                                -----------
RHODE ISLAND (0.5%)
Rhode Island Depositors Econ. Protection Corp.                        6.95%     8/1/2002 (Prere.)      9,000        9,749
                                                                                                                -----------


SOUTH CAROLINA (0.7%)
Berkeley County SC Exempt Fac. Ind. Rev. VRDO
   (Amoco Chemical Co. Project)                                       3.60%    11/2/1999               2,500        2,500
South Carolina Public Service Auth. Rev. (Santee Cooper)              6.50%     7/1/2002              10,000       10,709
                                                                                                                -----------
                                                                                                                   13,209
                                                                                                                -----------
SOUTH DAKOTA (0.2%)
South Dakota Building Auth. Rev.                                     6.125%     9/1/2000 (ETM)         4,400        4,482
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
SHORT-TERM TAX-EXEMPT FUND                                            COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
TENNESSEE (0.5%)
Metro. Govt. of Nashville & Davidson County TN                        6.15%    5/15/2002 (Prere.)    $ 8,050    $   8,536
                                                                                                                -----------
TEXAS (12.5%)
Austin TX Combined Util. System Rev.                                  7.60%   11/15/1999 (1)           2,300        2,304
Austin TX Combined Util. System Rev.                                  7.60%   11/15/1999 (1)(ETM)      2,700        2,704
Austin TX Combined Util. System Rev.                                11.125%   11/15/1999 (Prere.)      4,000        4,013
Brazos River Auth. Texas PCR PUT (Texas Utility Electric Co.)         3.70%     4/1/2000              27,500       27,451
Fort Worth TX Water & Sewer Rev.                                      5.90%    2/15/2001               2,900        2,960
Gulf Coast TX IDA Environmental Fac. Rev. VRDO
   (Citgo Petroleum Corp. Project)                                    3.65%    11/2/1999 LOC           2,100        2,100
Harris County TX Capital Appreciation GO                              0.00%    10/1/2001 (1)          11,890       10,913
Harris County TX Health Fac. Dev. Corp. (Christus Health)             5.00%     7/1/2001              11,100       11,166
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            5.00%     6/1/2000 (4)           4,095        4,119
Harris County TX Health Fac. Dev. Corp. Hosp. Rev.
   (Hermann Memorial Hosp. System Project)                            5.00%     6/1/2001 (4)           1,500        1,512
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp. of Houston)                                       3.60%    11/2/1999                 700          700
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Luke's Episcopal Hosp.)                                       3.65%    11/2/1999               5,610        5,610
Harris County TX IDA VRDO (Shell Oil Co. Project)                     3.50%    11/2/1999              13,850       13,850
Harris County TX Toll Road Refunding GO                               6.50%    8/15/2002 (2)(Prere.)  10,000       10,726
Houston TX Refunding and Public Improvement GO                        5.00%     3/1/2003              13,500       13,670
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2000               2,000        2,015
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2001               2,070        2,094
Matagorda County TX  Navigation Dist. No. 1 PCR
   (Central Power & Light) PUT                                        4.90%    11/1/2001 +             7,700        7,700
North East TX Independent School Dist. GO                             6.50%    10/1/2002               3,350        3,535
Port Arthur TX Navigation Dist. PCR VRDO (Texaco Inc.)                3.55%    11/2/1999               6,300        6,300
Round Rock TX Independent School Dist.                                6.50%     8/1/2002               1,745        1,837
San Antonio TX Electric & Gas Rev.                                    5.00%     2/1/2002               7,500        7,591
Southwest Texas Higher Educ. Auth. VRDO
   (Southern Methodist Univ.)                                         3.55%    11/2/1999 LOC           1,300        1,300
Tarrant County TX Water Control & Improvement Dist. No. 1             5.90%     3/1/2001 (Prere.)      7,000        7,155
Tarrant County TX Water Control & Improvement Dist. No. 1             6.20%     3/1/2001 (Prere.)     10,000       10,260
Texas GO                                                             5.375%    10/1/2000               5,000        5,069
Texas National Research Lab Comm. (Super Conductors)                 7.125%     4/1/2000 (Prere.)      4,125        4,262
Texas TRAN                                                            4.50%    8/31/2000              50,000       50,278
Travis County TX GO                                                   5.00%     3/1/2002               6,090        6,171
Univ. of Texas Board of Regents Rev.                                  7.00%    8/15/2001 (Prere.)      6,700        7,145
                                                                                                                -----------
                                                                                                                  236,510
                                                                                                                -----------
UTAH (1.6%)
Salt Lake City & County UT Airport Rev. VRDO                          3.50%    11/4/1999 LOC          12,800       12,800
Utah GO                                                               4.70%     7/1/2000               2,650        2,665
Utah GO                                                               5.50%     7/1/2002               4,000        4,113
Utah GO VRDO                                                          3.35%    11/3/1999              10,600       10,600
                                                                                                                -----------
                                                                                                                   30,178
                                                                                                                -----------
VIRGINIA (0.8%)
Virginia Port Auth. Commonwealth Port Fund Rev.                       4.60%     7/1/2002               4,900        4,907
Virginia Public School Auth. GO                                       4.50%     8/1/2001               7,055        7,091
Virginia Public School Auth. GO                                       5.30%     8/1/2000               2,370        2,396
                                                                                                                -----------
                                                                                                                   14,394
                                                                                                                -----------
WASHINGTON (1.2%)
King County WA GO                                                     5.40%    12/1/2002               3,400        3,496
Snohomish County WA Public Util. Dist. Rev.                           5.00%     1/1/2000 (3)           3,000        3,006
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2003 (2)           7,945        8,249
Washington GO                                                         6.40%     9/1/2003               7,000        7,304
                                                                                                                -----------
                                                                                                                   22,055
                                                                                                                -----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
WEST VIRGINIA (0.3%)
West Virginia Water Dev. Auth.                                        7.70%    11/1/2000 (Prere.)    $ 4,960    $   5,241
                                                                                                                -----------
WISCONSIN (3.5%)
Appleton WI Water System Rev. BAN                                     3.95%     7/1/2002              18,000       17,891
Milwaukee WI Metro. Sewer Dist.                                       7.00%     9/1/2001               5,000        5,240
Wisconsin Clean Water Rev.                                            6.30%     6/1/2000               3,000        3,042
Wisconsin GO                                                          5.80%     5/1/2001               4,000        4,091
Wisconsin GO                                                          6.00%     5/1/2003               4,000        4,185
Wisconsin Housing & EDA Home Ownership Rev.                           3.95%    12/1/2000              11,000       10,968
Wisconsin Public Power System Rev.                                    7.40%     7/1/2000 (2)(Prere.)  19,500       20,332
                                                                                                                -----------
                                                                                                                   65,749
                                                                                                                -----------
WYOMING (3.4%)
Wyoming Community Dev. Auth. Housing Rev.                             3.60%    12/1/2000              17,090       16,889
Wyoming Community Dev. Auth. Housing Rev.                             3.70%    12/1/2000              22,910       22,640
Wyoming Community Dev. Auth. Housing Rev.                             3.80%     6/1/2001               9,200        9,161
Wyoming Community Dev. Auth. Housing Rev.                             4.25%     8/1/2001              15,000       14,892
                                                                                                                -----------
                                                                                                                   63,582
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,911,060)                                                                                            1,904,895
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               28,060
Liabilities                                                                                                       (40,251)
                                                                                                                -----------
                                                                                                                  (12,191)
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 122,286,638 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $1,892,704
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $15.48
===========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.


---------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,898,417       $15.53
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Gains--Note E                                                                  452           --
 Unrealized Depreciation--Note F                                                                      (6,165)        (.05)
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,892,704       $15.48
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.3%)
Alabama GO                                                            5.50%    10/1/2002             $ 6,500     $  6,689
Huntsville AL Health Care Fac. Auth. PUT                              4.65%     6/1/2005 (1)          26,500       25,864
                                                                                                                -----------
                                                                                                                   32,553
                                                                                                                -----------
ALASKA (1.4%)
Alaska Housing Finance Corp. Rev. (State Capital Project)             5.00%     6/1/2004               2,000        1,999
Alaska Housing Finance Corp. Rev. (State Capital Project)             5.00%    12/1/2004               7,200        7,175
Anchorage AK GO                                                       4.70%     8/1/2001 (1)           5,000        5,035
North Slope Borough AK GO                                             7.25%    6/30/2000 (3)          20,000       20,438
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      3.50%    11/2/1999               2,400        2,400
                                                                                                                -----------
                                                                                                                   37,047
                                                                                                                -----------
ARIZONA (2.6%)
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                               5.00%     7/1/2002               8,880        9,001
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                               5.00%     7/1/2004              15,165       15,334
Arizona Transp. Board Excise Tax Rev.
   (Maricopa County Regional Area Road)                               6.00%     7/1/2002 (2)          15,185       15,778
Arizona Transp. Board Highway Rev.                                    5.50%     7/1/2004 +            15,040       15,490
Phoenix AZ Civic Improvement Corp. Waste Water System                6.125%     7/1/2003 (Prere.)     10,000       10,721
                                                                                                                -----------
                                                                                                                   66,324
                                                                                                                -----------
ARKANSAS (0.2%)
Arkansas Dev. Finance Auth. Single Family Mortgage Rev. PUT           2.95%     3/1/2000               5,150        5,136
                                                                                                                -----------


CALIFORNIA (5.0%)
California Dept. of Water Rev. (Central Valley Project)               8.25%    12/1/2002               5,060        5,634
California Dept. of Water Rev. (Central Valley Project)               8.25%    12/1/2001               4,790        5,186
California Dept. of Water Rev. (Central Valley Project)               8.25%    12/1/2005               5,685        6,762
California GO                                                         7.50%    11/1/2003 (3)           6,000        6,679
California GO                                                         9.00%     6/1/2000               5,000        5,156
California GO                                                        10.50%    10/1/2000               3,000        3,183
California Public Works Board Lease Rev.
   (Univ. of California Project)                                      5.50%     9/1/2005 (2)           3,900        4,088
California Statewide Community Dev. Auth.
   (St. Joseph Health System)                                         5.00%     7/1/2004               4,055        4,100
Los Angeles CA Dept. of Water & Power Waterworks Rev.                 9.00%    5/15/2002               9,135       10,136
Los Angeles CA Dept. of Water & Power Waterworks Rev.                 9.00%    5/15/2003               5,355        6,132
Los Angeles County CA Public Works Auth.                              5.00%    10/1/2004               3,640        3,729
Los Angeles County CA Public Works Auth.                              6.00%    10/1/2003              13,010       13,771
Los Angeles County CA School Pooled Financing Program TRAN            4.00%    9/29/2000              10,000       10,038
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2000 (1)           2,000        1,984
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2001 (1)          10,000        9,512
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2002              21,815       19,652
Univ. of California Rev. (Multiple Purpose Dist. Project)            10.00%     9/1/2000 (2)           7,755        8,158
Univ. of California Rev. (Multiple Purpose Dist. Project)            10.00%     9/1/2001 (2)           5,500        6,070
                                                                                                                -----------
                                                                                                                  129,970
                                                                                                                -----------
COLORADO (1.0%)
Arapahoe County CO Capital Improvement Trust Fund Highway Rev.        0.00%    8/31/2005 (Prere.)     43,920       18,006
Denver CO City & County Airport Rev.                                  7.50%   11/15/2002               6,080        6,452
                                                                                                                -----------
                                                                                                                   24,458
                                                                                                                -----------
CONNECTICUT (3.2%)
Connecticut GO                                                        5.30%    3/15/2004               9,500        9,764
Connecticut GO                                                        5.50%    11/1/2001              13,630       13,979
Connecticut GO                                                        6.00%   11/15/2004               7,500        7,939
Connecticut GO                                                        6.25%   11/15/2002 (Prere.)      5,300        5,676
Connecticut GO                                                        6.25%    5/15/2005              13,700       14,712
Connecticut GO                                                       9.875%     3/1/2001               6,750        7,239
Connecticut Special Assessment Second Injury Fund Rev.                5.00%     1/1/2001               4,230        4,271



---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Connecticut Special Assessment Unemployment Compensation Rev.         5.50%    5/15/2001 (2)        $ 13,455     $ 13,718
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      6.25%    10/1/2002 (3)           4,000        4,200
                                                                                                                -----------
                                                                                                                   81,498
                                                                                                                -----------
DELAWARE (0.3%)
Delaware GO                                                           5.00%     1/1/2002               5,085        5,154
Delaware GO                                                           5.00%     4/1/2002               3,000        3,043
                                                                                                                -----------
                                                                                                                    8,197
                                                                                                                -----------
DISTRICT OF COLUMBIA (2.3%)
District of Columbia GO                                               4.90%     6/1/2000              19,020       19,101
District of Columbia GO                                               4.90%     6/1/2000 (ETM)           980          985
District of Columbia GO                                               5.00%     6/1/2002 (1)           5,710        5,766
District of Columbia GO                                               5.00%     6/1/2003 (1)           5,995        6,048
District of Columbia GO                                               5.00%     6/1/2005 (1)           3,000        2,998
District of Columbia GO                                               5.50%     6/1/2001               5,000        5,065
District of Columbia GO                                               5.50%     6/1/2002              15,000       15,230
Metro. Washington DC Airports Auth. General Airport Rev.              5.50%    10/1/2006               4,745        4,854
                                                                                                                -----------
                                                                                                                   60,047
                                                                                                                -----------
FLORIDA (3.1%)
Dade County FL School Dist. GO                                        5.00%    2/15/2001 (1)           4,525        4,572
Florida Board of Educ. Rev. (Capital Outlay)                          6.50%     6/1/2004               5,565        5,983
Florida Board of Educ. Rev. (Capital Outlay)                          6.50%     6/1/2002               4,505        4,733
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              6.00%     7/1/2004 (2)          10,815       11,430
Florida Inland Protection Financing Corp.                             5.00%     7/1/2003 (4)           5,000        5,075
Florida School Board Assn. Rev. (Orange County)                       7.00%     7/1/2000 (2)          13,820       14,107
Lakeland FL Electric & Water Rev.                                     6.30%    10/1/2002 (4)           5,000        5,256
Lee County FL School Board COP                                        6.00%     8/1/2002 (4)           2,750        2,863
Miami-Dade County FL School Board COP                                 5.25%     8/1/2005 (4)           6,155        6,308
Orange County FL Health Fac. Auth. Rev.
   (Orlando Regional Healthcare)                                      6.00%    10/1/2004 (1)           1,160        1,224
Orange County FL Health Fac. Auth. Rev.
   (Orlando Regional Healthcare)                                      6.00%    10/1/2004 (1)(ETM)      2,815        2,978
Tampa FL Health System Rev. (Catholic Healthcare East)                5.00%   11/15/2002 (1)           8,035        8,162
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2003 (1)           2,500        2,560
Tampa FL Hillsborough County Expressway Auth. Rev.                    6.50%     7/1/2003 (2)           4,770        5,086
                                                                                                                -----------
                                                                                                                   80,337
                                                                                                                -----------
GEORGIA (1.9%)
Cobb County GA School Dist. GO                                        5.00%     2/1/2000               8,040        8,064
Georgia GO                                                            5.75%     3/1/2002               5,600        5,775
Georgia GO                                                            7.20%     3/1/2002               3,000        3,186
Georgia GO                                                            7.25%     7/1/2002               5,620        6,021
Georgia GO                                                            7.25%     9/1/2002               8,160        8,776
Georgia GO                                                            7.40%     8/1/2002              12,360       13,310
Metro. Atlanta GA Rapid Transp. Auth. Sales Tax Rev.                  6.35%     7/1/2004               3,560        3,729
                                                                                                                -----------
                                                                                                                   48,861
                                                                                                                -----------
HAWAII (2.9%)
Hawaii GO                                                             5.25%     4/1/2004 (1)          14,600       14,905
Hawaii GO                                                             5.50%     4/1/2004 (1)          11,920       12,287
Hawaii GO                                                             5.50%     4/1/2005 (1)          13,630       14,054
Hawaii GO                                                             5.70%    10/1/2004 (1)          10,000       10,417
Hawaii GO                                                             7.75%     2/1/2002               9,600       10,233
Honolulu HI City & County GO                                          5.25%    11/1/2003 (3)          13,135       13,434
                                                                                                                -----------
                                                                                                                   75,330
                                                                                                                -----------
ILLINOIS (5.0%)
Chicago IL GO                                                         6.25%   10/31/2002 (1)           4,250        4,454
Chicago IL Metro. Water Reclamation Dist. GO                          4.70%    12/1/1999               7,710        7,716
Chicago IL Public Building Commission Board of Educ. GO              5.125%     2/1/2003 (3)           7,500        7,608
Chicago IL School Finance Auth. GO                                    5.00%     6/1/2003 (3)          25,190       25,453
Chicago IL School Finance Auth. GO                                    5.10%     6/1/2004 (3)          10,000       10,114
Illinois Dev. Finance Auth. PCR PUT (Commonwealth Edison)             4.40%    12/1/2006 (2)          19,000       18,028

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2004 (1)         $ 4,740      $ 4,856
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2005 (1)           2,500        2,557
Illinois Dev. Finance Auth. Rev. (Provena Health)                     5.50%    5/15/2006 (1)           2,000        2,042
Illinois Educ. Fac. Auth. Rev. PUT (Univ. of Chicago)                 4.40%     7/1/2004               6,225        6,124
Illinois Health Fac. Auth. Rev. (Advocate Health Care Network)        5.25%    8/15/2005               3,700        3,702
Illinois Health Fac. Auth. Rev. (Alexian Brothers Health System)      5.00%     1/1/2001               4,815        4,817
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.00%     6/1/2003 (1)           2,895        2,922
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.00%     6/1/2004 (1)           3,080        3,099
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.00%     6/1/2006 (1)           4,400        4,375
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2007 (1)           5,270        5,289
Illinois Health Fac. Auth. Rev. PUT (Edgewater Medical Center)        4.70%     7/1/2004 LOC          11,120       10,941
Metro. Pier & Exposition Auth. IL Dedicated State Tax Rev.            6.50%    6/15/2003 (Prere.)      4,140        4,483
                                                                                                                -----------
                                                                                                                  128,580
                                                                                                                -----------
INDIANA (0.9%)
Indianapolis IN Airport Auth. Rev.                                    5.00%     7/1/2004 (3)          14,535       14,600
Richmond IN Hosp. Auth. Rev. PUT
   (Reid Hosp. and Health Care Services)                              4.35%     1/1/2002              10,000        9,857
                                                                                                                -----------
                                                                                                                   24,457
                                                                                                                -----------
KANSAS (0.7%)
Burlington KS Environmental Rev. Refunding PUT
   (Kansas City Power & Light Co. Project)                            4.35%     9/1/2001              15,810       15,710
Unified Govt. of Wyandotte County Kansas City KS
   Util. System Improvement Refunding Rev.                            5.00%     9/1/2004 (1)           2,500        2,534
                                                                                                                -----------
                                                                                                                   18,244
                                                                                                                -----------
KENTUCKY (0.4%)
Kentucky Property & Building Comm. Rev.                               6.00%    11/1/2002               2,000        2,083
Kentucky Property & Building Comm. Rev.                               6.75%    11/1/1999               9,500        9,502
                                                                                                                -----------
                                                                                                                   11,585
                                                                                                                -----------
LOUISIANA (3.3%)
Jefferson Parish LA Sales Tax Dist. Special Sales Tax Rev.            5.50%    12/1/2004 (4)           5,145        5,320
Jefferson Parish LA Sales Tax Dist. Special Sales Tax Rev.            5.50%    12/1/2005 (4)           3,790        3,912
Louisiana GO                                                          5.50%    4/15/2002 (4)           6,160        6,308
Louisiana GO                                                          6.00%     8/1/2000 (3)           5,000        5,079
Louisiana GO                                                          6.00%     8/1/2001 (3)          19,325       19,887
Louisiana Public Fac. Auth. Hosp. Rev. (Franciscan Missionaries)      5.50%     7/1/2005 (4)           5,865        6,014
New Orleans LA GO                                                     6.50%    10/1/2001 (2)          10,655       11,083
St. Charles Parish LA PCR PUT (Entergy Inc.)                          4.85%     6/1/2002              18,000       17,840
St. Charles Parish LA PCR PUT (Entergy Inc.)                          5.35%    10/1/2003              10,000        9,958
                                                                                                                -----------
                                                                                                                   85,401
                                                                                                                -----------
MAINE (0.2%)
Maine Health & Higher Educ. (Sebasticook Hosp.)                      10.10%     7/1/2001 (Prere.)      4,250        4,726
                                                                                                                -----------


MARYLAND (0.4%)
Maryland Health & Higher Educ. Fac. Auth.
   VRDO (Johns Hopkins Hosp.)                                         3.45%    11/3/1999 LOC          10,000       10,000
                                                                                                                -----------

MASSACHUSETTS (4.6%)
Massachusetts Bay Transit Auth. Rev.                                  5.00%     3/1/2003               5,000        5,071
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.40%    12/1/2005               2,345        2,257
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.50%    12/1/2006               2,835        2,714
Massachusetts Educ. Finance Auth. Educ. Loan Rev.                     4.55%    12/1/2007               3,815        3,619
Massachusetts GO                                                      5.00%     4/1/2004               8,500        8,614
Massachusetts GO                                                      6.25%     7/1/2002              12,500       13,070
Massachusetts GO                                                     6.875%     7/1/2001 (Prere.)     17,400       18,469
Massachusetts GO                                                      7.00%    12/1/2000 (Prere.)      5,000        5,166
Massachusetts GO                                                      7.50%    12/1/2000 (Prere.)     24,750       26,173
Massachusetts GO                                                      9.25%     7/1/2000              10,000       10,351
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2001               3,795        3,797
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2004               2,500        2,458



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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2005             $ 3,930      $ 3,833
Massachusetts Health & Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                           4.55%    7/14/2002 (1)           3,450        3,428
Massachusetts Water Resources Auth.                                  6.875%    12/1/2001 (Prere.)      9,945       10,655
                                                                                                                -----------
                                                                                                                  119,675
                                                                                                                -----------
MICHIGAN (7.1%)
Detroit MI GO                                                         5.60%     5/1/2000 (2)           7,040        7,101
Detroit MI GO                                                         5.70%     5/1/2001 (2)           5,000        5,104
Greater Detroit MI Resource Recovery Auth. Rev.                       5.00%   12/13/2000 (2)           6,290        6,363
Greater Detroit MI Resource Recovery Auth. Rev.                       5.50%   12/13/2001 (2)           5,000        5,123
Greater Detroit MI Resource Recovery Auth. Rev.                       5.50%   12/13/2003 (2)          17,995       18,578
Greater Detroit MI Resource Recovery Auth. Rev.                       5.50%   12/13/2004 (2)          12,990       13,434
Michigan Building Auth. Rev.                                          5.25%   10/15/2003              13,890       14,215
Michigan Building Auth. Rev.                                          5.25%   10/15/2004              19,885       20,346
Michigan Building Auth. Rev.                                          6.20%    10/1/2002               5,450        5,709
Michigan Building Auth. Rev.                                          6.30%    10/1/2003 (4)           7,800        8,208
Michigan Building Auth. Rev.                                          6.50%    10/1/2004               6,500        6,997
Michigan Building Auth. Rev. (Fac. Program)                           5.00%   10/15/2005               9,260        9,336
Michigan GO (Environmental Protection Program)                        6.00%    11/1/2002               4,845        5,063
Michigan GO (Recreation Program)                                      6.00%    11/1/2000              11,910       12,161
Michigan GO (Recreation Program)                                      6.00%    11/1/2001               5,910        6,112
Michigan Hosp. Finance Auth. (Genesys Regional Medical)               5.25%    10/1/2003               2,500        2,559
Michigan Hosp. Finance Auth. (Genesys Regional Medical)               5.50%    10/1/2005               6,655        6,879
Michigan Strategic Fund Limited Obligation Rev. PUT (Detroit Edison)  4.73%     9/1/2001              10,000        9,980
Royal Oak MI Hosp. Financial Auth. (William Beaumont Hosp.)           6.75%     1/1/2001 (Prere.)     12,450       13,049
Wayne Charter County MI Airport Rev. (Detroit Metro. Wayne County)    5.25%    12/1/2006 (1)           6,620        6,678
                                                                                                                -----------
                                                                                                                  182,995
                                                                                                                -----------
MINNESOTA (0.5%)
Minneapolis MN Community Dev. Agency Tax Increment Rev.
   (Capital Appreciation)                                             0.00%     9/1/2003 (1)           5,875        4,906
Minnesota GO                                                          6.00%     8/1/2004               5,000        5,296
Minnesota Public Fac. Water Rev. PCR                                  5.00%     3/1/2002               2,620        2,657
                                                                                                                -----------
                                                                                                                   12,859
                                                                                                                -----------
MISSOURI
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)            3.55%    11/2/1999                 900          900
                                                                                                                -----------


MONTANA (0.5%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003              12,410       12,311
                                                                                                                -----------


NEVADA (1.4%)
Clark County NV Passenger Fac. Charge Rev.
   (McCarran International Airport)                                   6.25%     7/1/2004 (1)           8,240        8,755
Clark County NV Passenger Fac. Charge Rev.
   (McCarran International Airport)                                   6.25%     7/1/2005 (1)           4,310        4,566
Clark County NV School Dist. GO                                       6.00%    6/15/2003 (3)           4,830        5,055
Clark County NV School Dist. GO                                       9.75%     6/1/2001 (1)          10,000       10,820
Nevada GO                                                             5.00%     7/1/2004               7,030        7,108
                                                                                                                -----------
                                                                                                                   36,304
                                                                                                                -----------
NEW HAMPSHIRE (0.4%)
New Hampshire Business Finance Auth. PCR PUT
   (United Illuminating)                                              4.55%     2/1/2004              10,000        9,680
                                                                                                                -----------


NEW JERSEY (1.2%)
New Jersey Transp. Trust Fund Auth. Rev.                              6.00%    6/15/2000              12,655       12,822
New Jersey Transp. Trust Fund Auth. Rev.                              6.00%    6/15/2003 (2)           5,000        5,241
New Jersey Turnpike Auth. Rev.                                        5.60%     1/1/2000 (2)           4,000        4,012
Passaic County NJ Util. Solid Waste Disposal Rev.                     0.00%     3/1/2000 (1)           4,220        4,163
Passaic Valley NJ Sewer System Rev.                                   5.70%    12/1/2003 (2)           3,980        4,150
                                                                                                                -----------
                                                                                                                   30,388
                                                                                                                -----------



                                       21

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
NEW MEXICO (0.7%)
Albuquerque NM Water & Sewer System Rev.                              5.00%     7/1/2004             $ 4,500      $ 4,565
Albuquerque NM Water & Sewer System Rev.                              5.00%     7/1/2005               4,000        4,039
New Mexico Severance Tax Rev.                                         5.00%     7/1/2002               9,600        9,738
                                                                                                                -----------
                                                                                                                   18,342
                                                                                                                -----------
NEW YORK (15.5%)
Hempstead Town NY IDA Resource Recovery (American Fuel Co.)           4.40%    12/1/2001 (1)           6,810        6,826
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2004 (2)          15,000       15,355
Long Island NY Power Auth. Electric System Rev.                       5.25%    12/1/2005 (2)          17,000       17,336
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2006 (2)           8,000        8,250
Muni. Assistance Corp. for New York City NY                           5.00%     7/1/2003               7,200        7,301
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2000              42,940       43,409
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2002               5,500        5,645
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2000 (2)          10,000       10,142
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2005              10,370       10,965
New York City NY GO                                                   5.00%     8/1/2003 (1)           4,400        4,467
New York City NY GO                                                   7.50%     2/1/2002 (Prere.)      4,615        4,984
New York City NY GO                                                   7.50%     8/1/2002 (Prere.)      4,440        4,853
New York City NY GO                                                  7.625%     2/1/2002 (Prere.)      4,600        4,980
New York City NY GO                                                   7.70%     2/1/2002 (Prere.)      3,350        3,632
New York City NY GO VRDO                                              3.50%    11/2/1999 (1)           3,950        3,950
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2000 (4)           3,125        3,247
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2001 (4)           4,380        4,676
New York City NY IDA (USTA National Tennis Center Project)            7.75%   11/15/2002 (4)           3,100        3,384
New York State COP                                                    5.00%     9/1/2002               4,050        4,088
New York State Dormitory Auth. Rev. (Bronx/Lebanon Hosp.)             5.00%    2/15/2002               5,000        5,040
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.00%    2/15/2002               5,445        5,492
New York State Dormitory Auth. Rev. (Brookdale Hosp.)                 5.50%    2/15/2004               6,040        6,183
New York State Dormitory Auth. Rev. (City Univ.)                     7.625%     7/1/2000 (Prere.)      6,200        6,474
New York State Dormitory Auth. Rev. (City Univ.)                     7.875%     7/1/2000 (Prere.)     15,725       16,446
New York State Dormitory Auth. Rev. (City Univ.)                      9.00%     7/1/2000 (3)          15,515       16,035
New York State Dormitory Auth. Rev. (Dept. of Health)                 7.70%     7/1/2000 (Prere.)      6,790        7,094
New York State Dormitory Auth. Rev. (North General Hosp.)             5.00%    2/15/2002               4,710        4,748
New York State Dormitory Auth. Rev. (North General Hosp.)             5.50%    2/15/2003               4,945        5,054
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2002 (2)           4,000        4,083
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2003 (2)           8,620        8,834
New York State Dormitory Auth. Rev. (Presbyterian Hosp.)              5.50%    2/15/2004 (2)           4,500        4,621
New York State Dormitory Auth. Rev. (State Univ.)                     7.70%    5/15/2000 (Prere.)      6,500        6,761
New York State Dormitory Auth. Rev. (Univ. of Rochester)              5.00%     7/1/2003 (1)           3,210        3,258
New York State Dormitory Auth. VRDO (Cornell Univ.)                   3.55%    11/2/1999               1,000        1,000
New York State Energy Research & Dev. Auth. PCR PUT
   (Central Hudson Gas & Electric Corp.)                              4.20%    12/1/2003 (2)           7,390        7,179
New York State Environmental Fac. Rev.
   (Clean Water & Drinking Revolving Funds)                           5.00%    6/15/2003               4,285        4,346
New York State Environmental Fac. Rev.
   (Clean Water & Drinking Revolving Funds)                           5.00%    6/15/2004               4,000        4,046
New York State Environmental Fac. (Riverbank State Park)             7.375%     4/1/2002 (Prere.)      6,800        7,384
New York State Environmental Fac. PCR
   (New York City Water Finance Auth.)                                5.50%    6/15/2003 (1)           3,000        3,094
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.40%    11/1/2004 (1)           9,040        8,818
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.50%    11/1/2005 (1)           7,475        7,245
New York State Housing Finance Agency Rev.
   (Nursing Home & Health Care Project)                               4.60%    11/1/2006 (1)           4,450        4,302
New York State Housing Finance Agency Rev.                            8.00%    11/1/2000 (Prere.)      4,140        4,386
New York State Local Govt. Assistance Corp.                           6.25%     4/1/2002 (Prere.)     10,000       10,607
New York State Local Govt. Assistance Corp.                           7.00%     4/1/2001 (Prere.)      6,875        7,268
New York State Medical Care Fac. Finance Agency Rev.                 7.875%    8/15/2000 (Prere.)      8,000        8,402
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.00%     4/1/2003 (3)           4,350        4,411
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2002 (3)          10,000       10,191
New York State Thruway Auth. (Highway & Bridge Trust Fund)            6.00%     4/1/2002 (1)          11,965       12,397




                                       22

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New York State Urban Dev. Corp. Rev.
   (Community Enhancement Fac.)                                       5.00%     4/1/2004             $ 8,570      $ 8,600
New York State Urban Dev. Corp. Rev. (Correctional Fac.)              7.50%     1/1/2001 (Prere.)      7,100        7,502
Suffolk County NY Water Auth. Water System Rev.                       5.25%     6/1/2004 (2)(Prere.)  10,000       10,253
                                                                                                                -----------
                                                                                                                  399,044
                                                                                                                -----------
NORTH CAROLINA (0.2%)
Mecklenberg County NC GO                                              5.90%     3/1/2005               4,075        4,244
                                                                                                                -----------



OHIO (2.8%)
Butler County OH Transp. Improvement Dist.                            5.00%     4/1/2003 (4)           3,000        3,042
Cleveland OH School Dist. RAN                                         5.00%     6/1/2001 (2)           6,000        6,070
Cleveland OH Water Works Rev.                                         6.25%     1/1/2002 (2)(Prere.)   4,245        4,487
Franklin County OH PUT (U.S. Health Corp.)                            4.50%     6/1/2000 LOC          10,000       10,019
Ohio Air Quality Dev. Auth. PCR PUT (Cleveland Electric)              4.60%    10/1/2003               4,500        4,349
Ohio Water Dev. Auth. PCR (Cleveland Electric)                        5.58%    6/15/2004              21,700       21,266
Ohio Water Dev. Auth. PCR PUT (Cleveland Electric)                    4.60%    10/1/2003              12,255       11,824
Ohio Water Dev. Auth. PCR PUT (Toledo Edison)                         5.25%     9/1/2002              10,000        9,934
                                                                                                                -----------
                                                                                                                   70,991
                                                                                                                -----------
OKLAHOMA (0.9%)
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                         4.80%    8/15/2006               2,000        1,845
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                         4.90%    8/15/2007               2,195        2,011
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                         5.00%    8/15/2008               1,500        1,367
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                 5.25%     9/1/2001 (2)           6,960        7,070
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                 5.25%     3/1/2001 (2)           6,525        6,601
Tulsa County OK Independent School Dist.                              4.75%     6/1/2004               3,500        3,491
                                                                                                                -----------
                                                                                                                   22,385
                                                                                                                -----------
OREGON (0.2%)
Port Auth. of Portland OR Airport Rev. (Portland International        5.00%    7/1/2003 (3)           5,035         5,070
Airport)                                                                                                        -----------

PENNSYLVANIA (5.5%)
Delaware County PA IDA PCR (PECO Energy Co. Project)                  5.20%    10/1/2004              11,000       10,938
Delaware County PA IDA Rev. (Resource Recovery Fac.)                  5.50%     1/1/2002               1,865        1,840
Pennsylvania GO                                                       5.00%     5/1/2000               2,710        2,726
Pennsylvania GO                                                       5.00%     3/1/2003               6,250        6,333
Pennsylvania GO                                                       5.25%   11/15/2001 (3)          10,000       10,200
Pennsylvania GO                                                      5.375%   11/15/2003 (3)           2,000        2,058
Pennsylvania GO                                                       5.40%     7/1/2000               4,000        4,041
Pennsylvania Higher Educ. Fac. Health Services
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2002 (1)           7,990        7,995
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%    6/15/2001 (3)          10,000       10,272
Pennsylvania Intergovernmental Cooperation Auth. Rev.
   (Philadelphia Funding Program)                                     5.00%    6/15/2003 (3)           5,000        5,066
Pennsylvania Intergovernmental Cooperation Auth. Rev.
   (Philadelphia Funding Program)                                     6.80%    6/15/2002 (Prere.)      5,050        5,348
Pennsylvania Turnpike Comm. Rev.                                      5.60%    12/1/2005 (3)           6,575        6,774
Pennsylvania Turnpike Comm. Rev.                                      7.50%    12/1/1999 (Prere.)     15,000       15,348
Philadelphia PA Gas Works                                             7.00%     7/1/2002 (8)           4,035        4,286
Philadelphia PA GO                                                    6.00%   11/15/1999 (3)           8,505        8,513
Philadelphia PA GO                                                    6.00%   11/15/2000 (3)          13,000       13,274
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.00%    5/15/2002 (2)           2,905        2,935
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.00%    5/15/2004 (2)           4,990        5,024
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                          5.50%    5/15/2003 (2)           1,425        1,461
Philadelphia PA Ind. Dev. Airport Rev.
   (Philadelphia Airport System Project)                              4.50%     7/1/2002 (3)           2,205        2,197
Philadelphia PA Ind. Dev. Airport Rev.
   (Philadelphia Airport System Project)                              5.25%    6/15/2001 (3)           4,590        4,661
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2002 (1)           5,450        5,698
Pittsburgh PA GO                                                      5.00%     3/1/2003 (1)           5,000        5,061
                                                                                                                -----------
                                                                                                                  142,049
                                                                                                                -----------

                                       23

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                          COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
RHODE ISLAND (0.9%)
Rhode Island GO                                                       6.00%     8/1/2003 (1)         $ 9,665    $  10,139
Rhode Island GO                                                       6.00%     8/1/2004 (1)          11,345       11,981
                                                                                                                -----------
                                                                                                                   22,120
                                                                                                                -----------
SOUTH CAROLINA (0.7%)
South Carolina Capital Improvement GO                                 5.00%     8/1/2004               4,950        5,035
South Carolina GO                                                     5.10%     2/1/2004               3,940        4,017
South Carolina Transp. Infrastructure Rev.                            5.00%    10/1/2007 (1)           9,445        9,432
                                                                                                                -----------
                                                                                                                   18,484
                                                                                                                -----------
TENNESSEE (0.4%)
Johnson City TN Health & Higher Educ. Fac. Board Rev.
   (Johnson City Medical Center)                                      5.00%     7/1/2005 (1)           4,265        4,277
Memphis TN Refunding GO                                               5.00%    10/1/2003               4,750        4,822
                                                                                                                -----------
                                                                                                                    9,099
                                                                                                                -----------
TEXAS (11.7%)
Austin TX Util. System                                               5.375%   11/15/2005               6,495        6,574
Austin TX Util. System                                                9.50%    5/15/2000 (Prere.)      5,705        5,876
Austin TX Util. System                                               10.00%    5/15/2000 (Prere.)      5,000        5,163
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2000 (1)           2,260        2,188
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2001 (1)           2,260        2,085
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2002 (1)           2,260        1,982
El Paso County TX Hosp. Dist. GO                                      0.00%    8/15/2003 (1)           2,260        1,882
Harris County TX Flood Control Dist. GO                               5.50%    10/1/2000               3,000        3,044
Harris County TX GO                                                   5.50%    10/1/2000               2,645        2,684
Harris County TX Health Fac. Dev. Corp. (Christus Health)             5.00%     7/1/2002              11,680       11,726
Harris County TX Health Fac. Dev. Corp. (Christus Health)             5.00%     7/1/2003              12,250       12,257
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              5.00%     6/1/2000 (1)           3,025        3,042
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)              5.00%     6/1/2001 (1)           5,835        5,883
Harris County TX Toll Road GO                                        6.125%    8/15/2004               6,375        6,877
Harris County TX Toll Road GO                                         6.50%    8/15/2002 (2)(Prere.)   5,765        6,183
Houston TX GO                                                         5.00%     3/1/2003              20,000       20,264
Houston TX GO                                                         5.50%     3/1/2004               8,620        8,884
Houston TX GO                                                         5.90%     3/1/2002 (Prere.)        980        1,012
Houston TX GO                                                         5.90%     3/1/2003               2,495        2,567
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2000 (4)           4,250        4,308
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2001 (4)           4,000        4,106
Houston TX Hotel Occupancy Tax Rev.                                   6.00%     7/1/2002 (4)           2,250        2,333
Houston TX Independent School Dist.                                   0.00%    2/15/2006               4,000        2,881
Houston TX Independent School Dist.                                   6.40%    8/15/2001 (Prere.)      4,095        4,250
Houston TX Refunding & Public Improvement GO                          5.00%     3/1/2004              12,000       12,125
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2000 (2)           6,130        5,864
Houston TX Water & Sewer System Rev.                                  5.40%    12/1/2000               8,000        8,114
Klein TX Independent School Dist. GO                                  0.00%     8/1/2003               6,690        5,588
Lewisville TX Independent School Dist.                                6.55%    8/15/2003 (ETM)         5,000        5,353
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2003               6,505        6,589
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2004               6,440        6,506
Lubbock TX Health Fac. Dev. Corp. Rev.
   (St. Joseph Health System Obligated Group)                         5.00%     7/1/2005               7,610        7,647
Matagorda County TX Navigation Dist. No. 1 PCR
   (Central Power & Light)                                            4.90%    11/1/2001 +            15,000       15,000
North East TX Independent School Dist. GO                             6.50%    10/1/2005               4,075        4,415
North East TX Independent School Dist. GO                             6.50%    10/1/2006               4,350        4,738
Plano TX Independent School Dist. GO                                  6.00%    2/15/2003               4,510        4,706
San Antonio TX GO                                                     5.40%     8/1/2002 (Prere.)        725          743
San Antonio TX GO                                                     5.40%     8/1/2004               6,770        6,894
San Antonio TX Independent School Dist.                               6.00%    8/15/2004               4,165        4,398
Texas Muni. Power Agency Rev.                                         5.25%     9/1/2004 (1)           5,300        5,422
Texas Muni. Power Agency Rev.                                         5.80%     9/1/2003 (1)           6,750        7,036
Texas Public Finance Auth. Refunding                                  5.50%    10/1/2006               4,000        4,142
Texas TRAN                                                            4.50%    8/31/2000              25,000       25,139



---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Texas Water Dev. Financial Assistance Refunding GO                    5.00%     8/1/2004             $ 4,735     $  4,790
Texas Water Dev. Financial Assistance Refunding GO                    5.00%     8/1/2005               3,405        3,429
Univ. of Texas Board of Regents Rev.                                  5.00%    8/15/2004               5,645        5,724
Univ. of Texas Permanent Univ. Fund                                   6.10%     7/1/2004              11,555       11,985
Univ. of Texas Permanent Univ. Fund                                   6.50%     7/1/2001 (Prere.)      4,285        4,523
Univ. of Texas Permanent Univ. Fund                                   9.50%     7/1/2000               3,545        3,675
                                                                                                                -----------
                                                                                                                  302,596
                                                                                                                -----------
UTAH (0.8%)
Intermountain Power Agency UT Power Supply Rev.
   Capital Appreciation                                               0.00%     7/1/2002               7,825        6,888
Intermountain Power Agency UT Power Supply Rev.
   Capital Appreciation                                               0.00%     7/1/2002 (2)           8,490        7,495
Utah GO VRDO                                                          3.35%    11/3/1999               1,000        1,000
Utah Water Finance Agency Rev.                                        4.70%    10/1/2001 (1)           5,000        5,040
                                                                                                                -----------
                                                                                                                   20,423
                                                                                                                -----------
VIRGINIA (1.3%)
Virginia Port Auth. Rev.                                              4.75%     7/1/2004               8,210        8,193
Virginia Public School Auth. GO                                       5.00%     8/1/2000               6,345        6,400
Virginia Public School Auth. GO                                       5.00%     8/1/2002              12,415       12,608
Virginia Public School Auth. GO                                       5.00%     8/1/2003               6,200        6,301
                                                                                                                -----------
                                                                                                                   33,502
                                                                                                                -----------
WASHINGTON (3.6%)
King County WA School Dist. GO                                        6.30%    12/1/2003               5,375        5,670
Port Seattle WA Passenger Fac. Charge Rev.                            5.00%    12/1/2003 (2)           3,000        3,022
Port Seattle WA Passenger Fac. Charge Rev.                            5.00%    12/1/2004 (2)           7,465        7,501
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2004 (2)           8,440        8,810
Spokane WA Regional Solid Waste Management System Rev.                6.25%     1/1/2005 (2)           8,975        9,393
Spokane WA Regional Solid Waste Management System Rev.                6.50%     1/1/2007 (2)           5,150        5,470
Washington GO                                                         6.10%     9/1/2000               5,000        5,092
Washington GO                                                         6.30%     9/1/2002               4,700        4,894
Washington GO                                                         6.50%     7/1/2002               5,035        5,291
Washington GO                                                        6.625%     9/1/2006               4,000        4,189
Washington GO                                                         6.75%     6/1/2001 (Prere.)     20,000       20,769
Washington GO                                                         7.00%     8/1/2002               4,000        4,258
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2000 (2)           3,030        3,085
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2001 (2)           4,735        4,877
                                                                                                                -----------
                                                                                                                   92,321
                                                                                                                -----------
WEST VIRGINIA (0.5%)
West Virginia Building Comm. Lottery Rev.                             5.50%     7/1/2000 (1)           5,500        5,559
West Virginia Capital Appreciation Infrastructure                     0.00%    11/1/2005 (3)           3,850        2,855
West Virginia Capital Appreciation Infrastructure                     0.00%    11/1/2006 (3)           6,850        4,800
                                                                                                                -----------
                                                                                                                   13,214
                                                                                                                -----------
WISCONSIN (1.5%)
Milwaukee WI GO                                                       6.00%     2/1/2005               9,300        9,808
Wisconsin GO                                                          5.00%     5/1/2004              10,895       11,035
Wisconsin GO                                                          6.00%     5/1/2003              14,055       14,703
Wisconsin Public Power System Rev.                                    7.30%     7/1/2000 (3)(Prere.)   4,000        4,168
                                                                                                                -----------
                                                                                                                   39,714
                                                                                                                -----------
WYOMING (0.2%)
Platte County WY PCR (Basin Electric Power Corp.)                     4.40%     1/1/2000               3,945        3,948
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,571,889)                                                                                            2,555,409
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                  VALUE*
LIMITED-TERM TAX-EXEMPT FUND                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   64,386
Liabilities                                                                                                       (42,800)
                                                                                                               ------------
                                                                                                                   21,586
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 243,407,964 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $2,576,995
===========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                          $10.59
===========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.

---------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $2,595,190       $10.67
 Undistributed Net Investment Income                                                                      --           --
 Accumulated Net Realized Losses--Note E                                                              (1,715)        (.01)
 Unrealized Depreciation--Note F                                                                     (16,480)        (.07)
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $2,576,995       $10.59
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.8%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.5%)
Huntsville AL Health Care Auth. VRDO                                  3.50%    11/3/1999 (1)        $ 19,700     $ 19,700
Huntsville AL Health Care Fac. Auth. PUT                              4.65%     6/1/2005 (1)          22,000       21,472
Columbia Al Industrial Dev. Board PCR VRDO
   (Alabama Power Co. Project)                                        3.50%    11/2/1999               1,000        1,000
Univ. of Southern Alabama Hosp. Rev.                                  7.00%    5/15/2000 (2)           3,250        3,304
                                                                                                                -----------
                                                                                                                   45,476
                                                                                                                -----------
ALASKA (0.2%)
Anchorage AK Electric Util. Rev.                                      8.00%    12/1/2011 (1)           5,395        6,617
Matanuska-Susitna Borough AK GO                                       5.50%     3/1/2012 (3)           6,000        5,984
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)      3.50%    11/2/1999               8,300        8,300
                                                                                                                -----------
                                                                                                                   20,901
                                                                                                                -----------
ARIZONA (1.5%)
Arizona Transp. Board Excise Tax Rev.                                 6.00%     7/1/2005 (2)          18,885       19,968
Arizona Transp. Board Highway Rev.                                    8.75%     7/1/2003              10,000       11,371
Maricopa County AZ (Samaritan Health Service)                         7.15%    12/1/2004 (1)           9,900       10,863
Maricopa County AZ (Samaritan Health Service)                         7.15%    12/1/2005 (1)           6,080        6,606
Maricopa County AZ COP                                                6.00%     6/1/2004               5,275        5,421
Maricopa County AZ GO                                                 6.25%     7/1/2002 (3)           5,100        5,330
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)       3.50%    11/2/1999 LOC           5,800        5,800
Maricopa County AZ Unified School Dist.                               0.00%     1/1/2007 (3)           6,000        4,140
Mesa AZ GO                                                            5.70%     7/1/2003 (1)(Prere.)   5,600        5,900
Phoenix Arizona General Obligation                                    7.50%     7/1/2008               5,000        5,834
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2009 (4)           4,795        4,813
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2010 (4)           2,500        2,488
Phoenix AZ Civic Improvement Corp. Airport Rev.                       5.25%     7/1/2011 (4)           3,000        2,954
Phoenix AZ Civic Improvement Corp. Water System                       5.95%     7/1/2006 (Prere.)      6,600        7,009
Phoenix AZ Highway Rev. GO                                            9.25%     7/1/2007               4,000        5,049
Tucson AZ Unified School Dist.                                        7.50%     7/1/2006 (3)           8,840       10,118
Tucson AZ Unified School Dist.                                        7.50%     7/1/2007 (3)           8,000        9,244
                                                                                                                -----------
                                                                                                                  122,908
                                                                                                                -----------
CALIFORNIA (8.4%)
Anaheim CA Public Finance Auth. Rev.                                  6.00%     9/1/2009 (4)           2,000        2,152
California Dept. of Veteran Affairs                                   5.45%    12/1/2019 (2)          14,370       14,021
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2003               5,000        5,713
California Dept. of Water (Central Valley Project)                    8.25%    12/1/2004               5,545        6,475
California GO                                                         5.50%    10/1/2006 (1)          20,525       21,559
California GO                                                         5.70%     8/1/2004 (Prere.)     16,500       17,656
California GO                                                         5.70%     8/1/2007               1,000        1,051
California GO                                                         5.75%     8/1/2004 (3)(Prere.)  14,145       15,191
California GO                                                         5.75%     8/1/2008 (3)             855          898
California GO                                                         6.75%     6/1/2004              13,165       14,369
California GO                                                         7.00%    10/1/2005 (1)           5,000        5,610
California GO                                                         7.10%     6/1/2005              12,495       13,971
California GO                                                        11.00%     3/1/2006              13,185       17,597
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2004 (1)           4,515        4,834
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2005 (1)           5,875        6,329
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2006 (1)           5,000        5,415
California Health Fac. Finance Auth. (Catholic Healthcare West)       6.25%     7/1/2007 (1)           5,290        5,742
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2002               3,865        4,034
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2003               4,095        4,312
California Health Fac. Finance Auth. (Sisters of Providence)          6.00%    10/1/2004               4,340        4,599
California Public Works Board Lease Rev.
   (Community College Project)                                       5.625%     3/1/2016 (2)          20,000       19,777
California Public Works Board Lease Rev. (Dept. of Corrections)      5.375%    11/1/2011               6,500        6,497
California Public Works Board Lease Rev. (Dept. of Corrections)      5.375%    11/1/2012               7,990        7,913
California Public Works Board Lease Rev. (Dept. of Corrections)       5.50%     1/1/2015 (2)          10,000        9,808
California Public Works Board Lease Rev. (Dept. of Corrections)       6.00%     1/1/2008 (2)          14,865       15,938
California Public Works Board Lease Rev. (State Archives)            5.375%    12/1/2009               4,555        4,638
California Public Works Board Lease Rev. (State Archives)            5.375%    12/1/2010               6,635        6,689


---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
California Public Works Board Lease Rev. (State Archives)            5.375%    12/1/2012            $  7,895     $  7,818
California Public Works Board Lease Rev. (Univ. of California)        6.10%    12/1/2005 (2)           6,515        6,935
California Public Works Board Lease Rev. (Univ. of California)        6.20%    12/1/2006 (2)           3,320        3,577
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     4.90%    5/15/2008              65,000       61,225
California Statewide Community Dev. Auth. PUT (Irvine Apartments)     5.10%    5/17/2010               5,000        4,674
California Statewide Community Dev. Auth. TRAN (Riverside County)     4.00%    9/29/2000              30,000       30,104
Clovis CA Unified School Dist. GO                                     0.00%     8/1/2000               7,000        6,807
Clovis CA Unified School Dist. GO                                     0.00%     8/1/2001              11,180       10,395
Contra Costa CA COP (Merrithew Memorial Hosp. Project)                5.50%    11/1/2011 (1)           5,660        5,751
Fresno CA Sewer Rev.                                                  6.25%     9/1/2014 (2)          12,000       12,866
Irvine CA Unified School Dist. GO                                     5.50%    11/1/2013 (2)           4,565        4,582
Los Angeles County CA School Pooled Financing Program TRAN            4.00%    9/29/2000              20,000       20,076
Los Angeles County CA Transp. Auth. Sales Tax Rev.                    8.00%     7/1/2001 (2)           6,365        6,762
Los Angeles County CA Transp. Auth. Sales Tax Rev.                    8.00%     7/1/2002 (2)           3,915        4,275
Los Angeles County CA Transp. Comm. Sales Tax Rev.                    6.50%     7/1/2010 (4)          51,070       56,627
Metro. Water Dist. of Southern California                             7.75%     7/1/2001 (Prere.)      9,380       10,125
Northern California Power Agency (Hydroelectric Project)              6.10%     7/1/2005 (1)           5,575        5,988
Northern California Power Agency (Hydroelectric Project)              6.20%     7/1/2006 (1)           5,940        6,445
Northern California Power Agency (Hydroelectric Project)              6.25%     7/1/2007 (1)           6,685        7,296
Oakland CA Redev. Agency (Central Dist. Project)                      5.75%     2/1/2004 (2)           1,535        1,613
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.50%    2/15/2009 (1)           5,000        5,176
Orange County CA Local Transp. Auth. Sales Tax Rev.                   5.50%    2/15/2010 (1)          10,035       10,304
San Bernardino CA Medical Center COP                                  5.50%     8/1/2004 (1)           4,100        4,266
San Bernardino CA Medical Center COP                                  5.50%     8/1/2005 (1)          10,000       10,414
San Bernardino CA Medical Center COP                                  6.75%     8/1/2001 (Prere.)     11,385       12,134
San Bernardino CA Medical Center COP                                  7.00%     8/1/2008 (1)           9,045       10,335
San Bernardino CA Medical Center COP                                  7.00%     8/1/2009 (1)           9,705       11,123
San Bernardino CA Medical Center COP                                  7.00%     8/1/2010 (1)          10,525       12,126
San Diego County CA Regional Transp. Auth. Sales Tax Rev.             7.00%     4/1/2001 (Prere.)      3,220        3,416
San Diego County CA Regional Transp. Auth. Sales Tax Rev.             7.00%     4/1/2006               1,780        1,879
San Diego County CA Water Rev. COP                                    5.50%     5/1/2005               4,245        4,435
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2004              25,000       20,566
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2005              25,000       19,515
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.           0.00%    1/15/2006 (1)          16,000       11,838
Santa Margarita/Dana Point CA Water Dist. Rev.                        5.50%     8/1/2011 (2)           4,785        4,871
Santa Margarita/Dana Point CA Water Dist. Rev.                        5.50%     8/1/2012 (2)           3,315        3,347
South Orange County CA Public Finance Auth.                           7.00%     9/1/2006 (1)             500          564
Southern California Rapid Transit Dist. Rev.                          5.70%     9/1/2004 (2)          14,040       14,814
Univ. of California Rev. (Multiple Purpose Project)                   9.25%     9/1/2005 (1)           5,000        6,165
Univ. of California Rev. (Multiple Purpose Project)                  10.00%     9/1/2003 (2)           3,790        4,532
                                                                                                                -----------
                                                                                                                  688,549
                                                                                                                -----------
COLORADO (0.8%)
Colorado Health Fac. Auth. Rev.
(Sisters of Charity Health System Inc.)                               5.25%    12/1/2009 (1)           2,965        2,956
Colorado Health Fac. Auth. Rev.
(Sisters of Charity Health System Inc.)                               5.25%    12/1/2010 (1)           1,740        1,714
Colorado Health Fac. Auth. Rev.
(Sisters of Charity Health System Inc.)                               5.25%    12/1/2011 (1)           3,415        3,334
Colorado Health Fac. Auth. Rev.
(Sisters of Charity Health System Inc.)                               8.50%    5/15/2004 (1)          17,500       19,176
Denver CO City & County School Dist.                                  6.95%   12/15/1999 (3)(Prere.)   4,390        4,451
Denver CO City & County School Dist.                                  6.95%   12/15/2000 (3)           4,860        4,928
E-470 Public Highway Auth. CO Rev.                                    0.00%     9/1/2011 (1)           8,000        4,122
E-470 Public Highway Auth. CO Rev.                                    4.80%     9/1/2009 (1)           6,095        5,841
E-470 Public Highway Auth. CO Rev.                                    4.90%     9/1/2010 (1)           5,000        4,775
E-470 Public Highway Auth. CO Rev.                                    5.00%     9/1/2011 (1)           7,250        6,974
Northern CO Muni. Subdist. Water Conservancy Dist. Rev.               6.35%    12/1/2007 (2)           4,155        4,523
                                                                                                                -----------
                                                                                                                   62,794
                                                                                                                -----------
CONNECTICUT (1.6%)
Connecticut GO                                                        5.00%    12/1/2010               3,500        3,444
Connecticut GO                                                        5.30%   11/15/2006              16,940       17,379
Connecticut GO                                                        5.40%   11/15/2007              10,510       10,782
Connecticut GO                                                        6.00%    5/15/2003               5,000        5,246
Connecticut GO                                                        6.00%    10/1/2004               5,660        6,005
Connecticut GO                                                        7.00%    3/15/2003               5,000        5,385




---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)     5.125%     9/1/2005            $ 11,575    $  11,758
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      5.25%     9/1/2006              42,550       43,274
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)     7.125%     6/1/2010              12,000       13,674
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)      7.75%     6/1/2000              11,300       11,554
                                                                                                                -----------
                                                                                                                  128,501
                                                                                                                -----------
DELAWARE (0.1%)
Delaware Transp. Auth. Rev.                                           5.80%     7/1/2002 (Prere.)      2,595        2,730
Delaware Transp. Auth. Rev.                                           5.80%     7/1/2008               4,950        5,106
                                                                                                                -----------
                                                                                                                    7,836
                                                                                                                -----------
DISTRICT OF COLUMBIA (1.8%)
District of Columbia GO                                               5.20%     6/1/2008 (2)           4,390        4,357
District of Columbia GO                                               5.25%     6/1/2008 (1)          10,000        9,959
District of Columbia GO                                               5.30%     6/1/2009 (2)           4,600        4,569
District of Columbia GO                                              5.375%     6/1/2011 (2)           5,255        5,155
District of Columbia GO                                               5.50%     6/1/2004 (4)          12,845       13,216
District of Columbia GO                                               5.50%     6/1/2006 (4)           6,205        6,339
District of Columbia GO                                               5.50%     6/1/2007 (4)           2,950        3,018
District of Columbia GO                                               5.50%     6/1/2008 (4)           5,000        5,092
District of Columbia GO                                               5.50%     6/1/2010 (2)          10,490       10,473
District of Columbia GO                                               5.50%     6/1/2013 (2)           5,750        5,594
District of Columbia GO                                               5.75%     6/1/2003 (2)(Prere.)     190          201
District of Columbia GO                                               5.75%     6/1/2007 (2)           4,860        4,969
District of Columbia GO                                               5.75%     6/1/2010 (1)          23,590       24,019
District of Columbia GO                                               5.80%     6/1/2004 (3)(ETM)        955          998
District of Columbia GO                                               6.00%     6/1/2004 (1)(Prere.)   8,890        9,490
District of Columbia GO                                               6.10%     6/1/2004 (1)(Prere.)   7,000        7,501
District of Columbia GO                                               6.30%     6/1/2002 (1)(Prere.)  15,120       16,058
District of Columbia GO                                               6.30%     6/1/2005 (1)           4,880        5,187
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2007 (1)           2,985        3,174
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2008 (1)           3,160        3,364
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2010 (1)           2,555        2,711
District of Columbia Hosp. Rev. (Medlantic Health Group)              6.00%    8/15/2012 (1)           2,995        3,145
                                                                                                                -----------
                                                                                                                  148,589
                                                                                                                -----------
FLORIDA (3.8%)
Broward County FL School Board COP                                    5.75%     7/1/2003 (2)           9,000        9,355
Broward County FL School Board COP                                    5.75%     7/1/2004 (2)           9,515        9,941
Broward County FL School Board COP                                    5.75%     7/1/2005 (2)           5,445        5,707
Broward County FL School Dist. GO                                     5.40%    2/15/2005               5,000        5,160
Broward County FL School Dist. GO                                     5.50%    2/15/2006              10,080       10,401
Collier County FL Health Fac. Auth. Hosp. Rev. VRDO
   (Cleveland Clinic Obligated Group)                                 3.65%    11/2/1999               6,100        6,100
Dade County FL Sales Tax Rev.                                         6.00%    10/1/2002 (2)           5,000        5,223
Dade County FL School Board COP                                       5.25%     8/1/2009 (2)          11,320       11,422
Dade County FL School Board COP                                       5.25%     8/1/2010 (2)          12,140       12,129
Dade County FL School Board COP                                      5.375%     5/1/2006 (2)(Prere.)   4,775        4,951
Dade County FL School Dist. GO                                        6.25%    2/15/2004 (1)           5,520        5,866
Florida Board of Educ. (Capital Outlay Rev.)                          0.00%     6/1/2000 (Prere.)     15,000        5,121
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     1/1/2009              15,065       15,217
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     6/1/2005               4,815        4,936
Florida Board of Educ. (Capital Outlay Rev.)                          5.25%     1/1/2010              15,775       15,785
Florida Board of Educ. (Capital Outlay Rev.)                          5.50%     6/1/2004               5,095        5,276
Florida Board of Educ. (Capital Outlay Rev.)                          6.50%     6/1/2005               5,000        5,422
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2010 (3)          10,300       10,299
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2011 (3)          10,840       10,737
Florida Board of Educ. (Lottery Rev.)                                 5.25%     7/1/2012 (3)          11,410       11,192
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              5.00%     7/1/2011 (2)           6,575        6,393
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)             5.125%     7/1/2009 (2)           5,325        5,338
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)              5.25%     7/1/2003 (3)          18,350       18,791

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)             5.625%     7/1/2008 (2)         $ 5,000     $  5,166
Florida GO                                                            6.00%     6/1/2006               6,605        7,036
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2009 (3)           6,000        6,081
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2010 (3)           6,000        6,022
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2011 (3)           7,185        7,147
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2012 (3)           7,560        7,449
Florida Turnpike Auth. Rev.                                           5.25%     7/1/2013 (3)           7,755        7,563
Hillsborough County FL School Dist. GO                                7.10%    8/15/2000 (Prere.)     23,665       24,721
Lakeland FL Electric & Water Rev.                                     6.30%    10/1/2003 (4)           6,465        6,864
Lee County FL School Board COP                                        6.00%     8/1/2005 (3)           4,175        4,435
Palm Beach County FL School Board                                     6.00%     8/1/2005 (2)           6,115        6,495
Palm Beach County FL School Board                                     6.00%     8/1/2006 (2)           6,480        6,904
Palm Beach County FL Solid Waste Auth. Rev.                           5.25%    10/1/2003 (2)           7,760        7,947
Palm Beach County FL Solid Waste Auth. Rev.                           5.25%    10/1/2003 (2)(ETM)      1,240        1,274
St. Lucie County FL PCR VRDO (Florida Power & Light Co.)              3.55%    11/2/1999               2,995        2,995
Tampa FL Health System Rev. (Catholic Healthcare East)                5.25%   11/15/2011 (1)           3,000        2,958
                                                                                                                -----------
                                                                                                                  311,819
                                                                                                                -----------
GEORGIA (2.8%)
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2010 (3)          10,000       10,157
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2011 (3)          10,000       10,096
Atlanta GA Water & Wastewater Rev.                                    5.50%    11/1/2012 (3)           5,000        5,005
DeKalb County GA GO                                                   5.60%     1/1/2005               3,040        3,148
Fulton County GA School Dist. GO                                     6.375%     5/1/2010              15,000       16,414
Georgia GO                                                            6.25%     4/1/2006              12,200       13,160
Georgia GO                                                            6.30%     4/1/2002               3,820        3,989
Georgia GO                                                            6.30%     3/1/2007              15,000       16,269
Georgia GO                                                            6.50%     8/1/2001               3,230        3,355
Georgia GO                                                            6.50%    12/1/2003               5,000        5,368
Georgia GO                                                            6.50%     7/1/2005               5,000        5,438
Georgia GO                                                            6.75%     8/1/2007               6,100        6,812
Georgia GO                                                            6.75%     9/1/2010               8,000        9,024
Georgia GO                                                            6.80%     8/1/2002               8,000        8,500
Georgia GO                                                            7.00%    11/1/2004               5,000        5,522
Georgia GO                                                            7.00%    11/1/2005              15,670       17,502
Georgia GO                                                            7.00%    11/1/2006              16,780       18,912
Georgia GO                                                            7.00%    11/1/2007              17,960       20,382
Georgia GO                                                            7.10%     9/1/2009               3,400        3,925
Georgia GO                                                            7.25%     9/1/2005               3,630        4,088
Georgia GO                                                            7.25%     9/1/2006               7,860        8,946
Georgia GO                                                            7.40%     8/1/2007              11,200       12,944
Georgia Muni. Electric Power Auth. Rev.                               6.30%     1/1/2005 (1)          12,775       13,479
Monroe County GA PCR (Oglethorpe Power Corp.)                         6.65%     1/1/2008 (1)           9,220       10,113
                                                                                                                -----------
                                                                                                                  232,548
                                                                                                                -----------
HAWAII (2.3%)
Hawaii Airport System Rev.                                            5.40%     7/1/2002 (1)           7,855        8,039
Hawaii Airport System Rev.                                            5.85%     7/1/2002 (1)           7,830        8,101
Hawaii Airport System Rev.                                            5.95%     7/1/2003 (1)           2,590        2,707
Hawaii Airport System Rev.                                            6.05%     7/1/2004 (1)           3,145        3,315
Hawaii Airport System Rev.                                            6.15%     7/1/2005 (1)          10,735       11,365
Hawaii Airport System Rev.                                            6.25%     7/1/2006 (1)           5,000        5,320
Hawaii GO                                                             5.00%     2/1/2004              10,000       10,056
Hawaii GO                                                             5.00%     2/1/2005               6,650        6,649
Hawaii GO                                                            5.125%     2/1/2006              11,605       11,617
Hawaii GO                                                             5.25%     4/1/2003 (1)           5,000        5,105
Hawaii GO                                                             5.50%     7/1/2001               6,500        6,616
Hawaii GO                                                             6.00%    11/1/2010 (4)          10,000       10,552
Hawaii GO                                                             6.40%     3/1/2007               5,555        5,950
Honolulu HI City & County GO                                         5.125%     7/1/2010              19,415       19,015
Honolulu HI City & County GO                                         5.125%     7/1/2011 (3)           2,305        2,231
Honolulu HI City & County GO                                         5.125%     7/1/2011 (3)           5,000        4,840
Honolulu HI City & County GO                                         5.125%     7/1/2013 (3)           3,710        3,496


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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Honolulu HI City & County GO                                          5.50%    11/1/2008 (3)         $ 7,130     $  7,293
Honolulu HI City & County GO                                          5.75%     1/1/2006                  10           10
Honolulu HI City & County GO                                          5.75%     1/1/2006 (ETM)         8,815        9,209
Honolulu HI City & County GO                                          6.00%     1/1/2008                   5            5
Honolulu HI City & County GO                                          6.00%     1/1/2008 (ETM)         4,995        5,316
Honolulu HI City & County GO                                          6.30%     3/1/2002 (Prere.)      4,830        5,121
Honolulu HI City & County GO                                          8.00%    10/1/2009              26,940       32,195
Honolulu HI City & County GO                                          8.00%    10/1/2009 (ETM)         3,620        4,407
                                                                                                                -----------
                                                                                                                  188,530
                                                                                                                -----------
ILLINOIS (3.2%)
Chicago IL Metro. Sanitation Dist.                                    8.75%     1/1/2000 (Prere.)      2,980        3,004
Chicago IL Metro. Water Reclamation Dist.                             5.85%    12/1/2003               6,355        6,644
Chicago IL Metro. Water Reclamation Dist.                             5.90%    12/1/2006               4,450        4,700
Chicago IL Metro. Water Reclamation Dist.                             6.00%    12/1/2008               9,900       10,504
Chicago IL Metro. Water Reclamation Dist.                             6.05%    12/1/2009               3,000        3,193
Chicago IL Metro. Water Reclamation Dist.                             6.10%    12/1/2006               5,300        5,616
Chicago IL Metro. Water Reclamation Dist.                             6.25%    12/1/2005 (Prere.)     15,000       16,128
Chicago IL School Finance Auth.                                       5.20%     6/1/2005 (3)           3,000        3,035
Chicago IL School Finance Auth.                                      5.375%     6/1/2008 (3)           9,500        9,567
Chicago IL School Finance Auth.                                       6.00%     6/1/2001 (3)           8,305        8,513
Chicago IL School Finance Auth.                                       6.10%     6/1/2002 (3)          11,945       12,393
Chicago IL Water Rev.                                                 5.50%    11/1/2003 (2)           5,000        5,150
Cook County IL GO                                                     5.75%   11/15/2003 (3)           5,000        5,200
Cook County IL GO                                                     5.80%   11/15/2004              10,000       10,457
Cook County IL GO                                                     6.60%    11/1/2001 (2)(Prere.)   4,785        5,092
Cook County IL GO                                                     6.75%    11/1/2001 (2)(Prere.)   3,000        3,201
Illinois Dev. Finance Auth. PCR PUT (Commonwealth Edison)             4.40%    12/1/2006 (2)          45,400       43,076
Illinois GO                                                           6.25%    10/1/2005               6,000        6,357
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2008 (1)           4,000        3,989
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2009 (1)           4,695        4,656
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2010 (1)           5,000        4,904
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2011 (1)           4,000        3,888
Illinois Health Fac. Auth. Rev. (Hosp. Sisters Services Inc.)         5.25%     6/1/2012 (1)           4,280        4,112
Illinois Metro. Pier & Exposition Auth. Rev.                          6.50%     6/1/2006 (2)          11,885       12,868
Illinois Metro. Pier & Exposition Auth. Rev.                          6.75%     6/1/2010 (2)          25,000       27,630
Illinois Metro. Pier & Exposition Auth. Rev.                          7.25%    6/15/2005 (2)          12,895       14,335
Illinois Metro. Pier & Exposition Auth. Rev.                          7.25%    6/15/2005 (2)(ETM)      2,105        2,358
Illinois Regional Transp. Auth.                                       9.00%     6/1/2005 (2)           5,220        6,241
Illinois Regional Transp. Auth.                                       9.00%     6/1/2008 (2)           6,840        8,594
Illinois Regional Transp. Auth.                                       9.00%     6/1/2009 (2)           4,255        5,419
Illinois Sales Tax Rev.                                               6.50%    6/15/2013               5,000        5,430
                                                                                                                -----------
                                                                                                                  266,254
                                                                                                                -----------
INDIANA (0.6%)
Hammond IN PCR VRDO (Amoco Co. Project)                               3.50%    11/2/1999               1,885        1,885
Indiana Muni. Power Agency                                           5.875%     1/1/2010 (1)           4,500        4,676
Indiana Office Building Comm. Rev.                                    6.65%     7/1/2001               4,500        4,642
Indiana Office Building Comm. Rev.                                    6.70%     7/1/2002               5,290        5,480
Indiana Univ. Student Fee Bonds                                       7.00%     8/1/2000 (Prere.)      5,845        6,093
Indiana Univ. Student Fee Bonds                                       6.80%     8/1/2004              25,000       26,403
                                                                                                                -----------
                                                                                                                   49,179
                                                                                                                -----------
KENTUCKY (0.8%)
Kentucky Dev. Finance Auth. (St. Elizabeth Medical Center)           6.625%    11/1/2004 (3)          20,025       21,079
Kentucky Dev. Finance Auth. Hosp. Rev. (Sisters of Charity)           6.60%    11/1/2001 (Prere.)      5,000        5,317
Kentucky Econ. Dev. Finance Auth. Hosp. Fac. Rev. VRDO
   (Baptist Healthcare)                                               3.55%    11/2/1999 (1)           2,900        2,900
Kentucky Property & Buildings Comm. Rev.                              5.25%    11/1/2008               2,500        2,506
Kentucky Property & Buildings Comm. Rev.                              5.50%     9/1/2003               8,000        8,238
Kentucky Property & Buildings Comm. Rev.                              5.60%     9/1/2004               3,000        3,109
Kentucky Property & Buildings Comm. Rev.                              5.70%     9/1/2005               7,350        7,600
Kentucky Property & Buildings Comm. Rev.                             6.875%     8/1/2001 (Prere.)     10,400       11,061
                                                                                                                -----------
                                                                                                                   61,810
                                                                                                                -----------


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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
LOUISIANA (1.9%)
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2002 (3)(Prere.) $ 3,400      $ 3,625
Jefferson Parish LA Sales Tax Rev.                                    6.75%    12/1/2006 (3)           7,600        8,047
Louisiana Gas & Fuel Tax Rev.                                         7.20%   11/15/1999               9,500        9,514
Louisiana Gas & Fuel Tax Rev.                                         7.25%   11/15/2000               5,250        5,363
Louisiana Gas & Fuel Tax Rev.                                         7.25%   11/15/2004              11,000       11,236
Louisiana GO                                                          5.25%    4/15/2011 (4)          11,395       11,164
Louisiana GO                                                          5.50%    4/15/2003 (3)           4,445        4,572
Louisiana GO                                                          6.00%    4/15/2004 (3)           7,210        7,571
Louisiana GO                                                          6.25%    4/15/2005 (3)           6,455        6,871
Louisiana GO                                                          6.75%    5/15/2002 (1)           7,680        8,110
Louisiana GO                                                          7.00%     9/1/2000 (Prere.)     11,540       12,059
Louisiana GO                                                          7.00%     8/1/2004 (1)           5,810        6,352
Louisiana GO                                                          7.75%     8/1/2006 (1)          10,970       12,646
Louisiana GO                                                          8.75%     9/1/2000 (4)           8,830        9,180
Louisiana GO                                                          8.75%     9/1/2000 (4)(Prere.)   9,445       10,002
Louisiana Public Fac. Auth. (Franciscan Missionaries)                5.375%     7/1/2011 (1)           4,990        4,903
St. Charles Parish LA Pollution Rev. (Entergy Inc.)                   5.35%    10/1/2003              24,000       23,898
                                                                                                                -----------
                                                                                                                  155,113
                                                                                                                -----------
MAINE
Maine Muni. Bond Bank                                                 4.90%    11/1/2002               2,500        2,533
                                                                                                                -----------



MASSACHUSETTS (7.1%)
Boston MA GO                                                          5.25%     4/1/2010 (3)           5,670        5,656
Boston MA GO                                                          5.25%     4/1/2011 (3)           5,925        5,855
Boston MA GO                                                          5.25%     4/1/2012 (3)           5,715        5,592
Boston MA Water & Sewer Comm. Rev.                                    5.75%    11/1/2013               5,785        5,923
Chelsea MA GO                                                         5.50%    6/15/2008 (2)           5,735        5,865
Chelsea MA GO                                                         5.50%    6/15/2009 (2)           5,400        5,501
Chelsea MA GO                                                         5.50%    6/15/2011 (2)           5,000        5,012
Chelsea MA GO                                                         5.50%    6/15/2012 (2)           5,000        4,973
Malden MA GO                                                          5.00%    10/1/2015 (2)           2,120        1,919
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2011               3,355        3,261
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2012               5,820        5,591
Massachusetts Bay Transp. Auth.                                      5.125%     3/1/2013               5,000        4,734
Massachusetts Bay Transp. Auth.                                       7.25%     3/1/2003 (3)          16,000       16,488
Massachusetts Dev. Finance Agency Rev. VRDO (Brook's School)          3.45%    11/3/1999 (1)             800          800
Massachusetts GO                                                      5.10%     2/1/2005              25,000       25,331
Massachusetts GO                                                     5.125%    11/1/2013              11,000       10,458
Massachusetts GO                                                      5.25%     4/1/2010              12,930       12,878
Massachusetts GO                                                      5.25%     4/1/2011              13,525       13,342
Massachusetts GO                                                      5.50%     7/1/2005 (2)(Prere.)   5,360        5,596
Massachusetts GO                                                      5.50%     2/1/2011              17,575       17,645
Massachusetts GO                                                      5.50%     2/1/2011 (1)          10,000       10,049
Massachusetts GO                                                      5.70%     2/1/2008 (1)           6,805        7,046
Massachusetts GO                                                      6.25%     7/1/2002              10,000       10,456
Massachusetts GO                                                      6.50%     8/1/2002 (Prere.)      3,840        4,116
Massachusetts GO                                                      6.90%     6/1/2000 (2)           2,500        2,541
Massachusetts GO                                                      7.50%     6/1/2004               3,975        4,326
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2010              10,755       10,577
Massachusetts Grant Anticipation Notes                               5.125%   12/15/2010               5,000        4,914
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2011               8,555        8,317
Massachusetts Grant Anticipation Notes                               5.125%   12/15/2012               5,000        4,799
Massachusetts Grant Anticipation Notes                               5.125%    6/15/2013               5,000        4,735
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2010              23,675       23,483
Massachusetts Grant Anticipation Notes                                5.25%   12/15/2010              26,275       26,055
Massachusetts Grant Anticipation Notes                                5.25%    6/15/2011              15,000       14,718
Massachusetts Grant Anticipation Notes                                5.25%   12/15/2011              14,820       14,533
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2009 (1)           4,215        4,193
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2010 (1)           4,440        4,369

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2011 (1)         $ 4,670     $  4,554
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                            5.25%     7/1/2012 (1)           1,850        1,784
Massachusetts Health & Educ. Fac. Auth. Rev. (Brandeis Univ.)         5.25%    10/1/2016 (1)             450          418
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2006               5,000        4,833
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2007               5,390        5,172
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                  5.25%     7/1/2008               5,030        4,773
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2009 (4)           6,375        6,341
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2010 (4)           5,970        5,874
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2011 (4)           3,530        3,443
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                           5.25%     7/1/2012 (4)           6,310        6,083
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Partners Healthcare System)                                       5.25%     7/1/2003 (4)           3,975        4,049
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)     3.34%    11/4/1999                 755          755
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)           6.30%     7/1/2005              30,250       31,445
Massachusetts Ind. Finance Agency Resource Recovery Rev.
   (Refusetech Inc. Project)                                          6.15%     7/1/2002               4,560        4,669
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)         0.00%     8/1/2004               9,480        7,471
Massachusetts Turnpike Auth. Rev.                                     4.75%     1/1/2004               2,500        2,509
Massachusetts Water Pollution Abatement Trust                        5.125%     8/1/2009               4,000        4,007
Massachusetts Water Pollution Abatement Trust                        5.125%     8/1/2011               5,000        4,894
Massachusetts Water Pollution Abatement Trust                        5.125%     8/1/2014               2,500        2,349
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2011               7,305        7,204
Massachusetts Water Pollution Abatement Trust                         5.25%     8/1/2012               2,375        2,319
Massachusetts Water Pollution Abatement Trust                         6.00%     8/1/2010 +             5,000        5,284
Massachusetts Water Pollution Abatement Trust                         6.00%     8/1/2011 +             4,150        4,351
Massachusetts Water Pollution Abatement Trust                         6.00%     8/1/2012 +             6,455        6,708
Massachusetts Water Pollution Abatement Trust                         6.00%     8/1/2013 +             5,000        5,155
Massachusetts Water Resources Auth. Rev.                              5.25%     3/1/2007               5,000        5,023
Massachusetts Water Resources Auth. Rev.                              5.25%     3/1/2009               7,175        7,138
Massachusetts Water Resources Auth. Rev.                              5.50%    11/1/2007              32,860       33,362
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2010              30,220       32,945
Massachusetts Water Resources Auth. Rev.                              6.50%    7/15/2019              37,515       40,089
Massachusetts Water Resources Auth. Rev.                              7.25%     4/1/2001               9,800       10,109
                                                                                                                -----------
                                                                                                                  586,757
                                                                                                                -----------
MICHIGAN (3.2%)
Detroit MI GO                                                         5.80%     5/1/2002 (2)           8,970        9,254
Detroit MI GO                                                         5.90%     5/1/2003 (2)           9,490        9,888
Detroit MI Sewer System Rev.                                          5.25%     7/1/2015 (1)           4,000        3,771
Greater Detroit MI Resource Recovery Auth.                            5.50%   12/13/2004 (2)           7,505        7,761
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2005 (2)          17,205       18,429
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2006 (2)          22,475       24,154
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2007 (2)          11,070       11,915
Greater Detroit MI Resource Recovery Auth.                            6.25%   12/13/2008 (2)           5,625        6,054
Michigan Building Auth. Rev.                                          4.75%   10/15/2013              15,000       13,401
Michigan Building Auth. Rev.                                          5.25%   10/15/2010               3,485        3,459
Michigan Building Auth. Rev.                                          5.25%   10/15/2011               5,825        5,718
Michigan Building Auth. Rev.                                          5.25%   10/15/2013               2,500        2,397
Michigan Building Auth. Rev.                                         5.375%   10/15/2010               5,880        5,896
Michigan Building Auth. Rev.                                          6.00%    10/1/2001 (2)(Prere.)   8,735        9,024
Michigan Building Auth. Rev.                                          6.50%    10/1/2001 (2)(Prere.)   3,000        3,182
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.30%    10/1/2011              10,840       10,745

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                 5.375%    10/1/2013             $ 4,000      $ 3,876
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2006               3,340        3,448
Michigan Hosp. Finance Auth. Rev.
   (Genesys Regional Medical Center)                                  5.50%    10/1/2007               3,910        4,039
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/1999 (3)           6,000        5,979
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/2000 (3)           5,590        5,349
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                      0.00%    12/1/2001 (3)           9,630        8,779
Michigan Public Power Agency Rev.                                     5.30%     1/1/2005              13,075       13,340
Michigan Public Power Agency Rev.                                    5.375%     1/1/2006              13,790       14,054
Michigan Public Power Agency Rev.                                     5.50%     1/1/2007              14,545       14,839
Michigan Public Power Agency Rev.                                     5.50%     1/1/2008               9,360        9,506
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2010 (1)          12,000       11,753
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2011 (1)          10,845       10,524
Wayne Charter County MI Airport Rev.                                  5.25%    12/1/2012 (1)          15,770       15,121
                                                                                                                -----------
                                                                                                                  265,655
                                                                                                                -----------
MINNESOTA (0.7%)
Minnesota GO                                                          5.00%     6/1/2010               8,485        8,375
Minnesota GO                                                          5.00%     6/1/2011               8,675        8,473
Minnesota GO                                                          5.00%     6/1/2012               3,255        3,143
Minnesota GO                                                         5.125%    11/1/2009               8,275        8,306
Northern Minnesota Muni. Power Agency Electric System Rev.            5.25%     1/1/2012 (4)           6,000        5,878
Western Minnesota Muni. Power Agency                                 5.375%     1/1/2008 (2)           5,645        5,759
Western Minnesota Muni. Power Agency                                  5.50%     1/1/2010 (2)          14,045       14,256
                                                                                                                -----------
                                                                                                                   54,190
                                                                                                                -----------
MISSISSIPPI (0.6%)
Jackson County MS Port Facility Refunding Bonds PUT
   (Chevron USA Inc. Project)                                         3.85%    11/2/1999               1,600        1,600
Mississippi GO                                                       5.125%    12/1/2011               2,750        2,676
Mississippi GO                                                        5.25%     5/1/2008               5,805        5,838
Mississippi GO                                                        6.00%    12/1/2006               6,380        6,784
Mississippi GO                                                        6.00%    11/1/2011 +             9,225        9,656
Mississippi GO                                                        6.00%    11/1/2012 +             9,725       10,103
Mississippi GO                                                        6.50%     5/1/2003               4,285        4,547
Mississippi GO                                                        6.50%     9/1/2006               5,125        5,581
Mississippi GO                                                        7.00%     5/1/2005               4,840        5,333
                                                                                                                -----------
                                                                                                                   52,118
                                                                                                                -----------
MISSOURI (0.2%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                              3.45%    11/3/1999              12,900       12,900
St. Louis County MO Rockwood School Dist. GO                          8.50%     2/1/2002               5,940        6,450
                                                                                                                -----------
                                                                                                                   19,350
                                                                                                                -----------
MONTANA (0.3%)
Forsyth MT PCR PUT (Portland General Electric Co.)                    4.60%     5/1/2003              10,000        9,920
Montana Health Fac. Auth. Rev. (Sisters of Charity Health System)     5.25%    12/1/2009 (1)           3,330        3,335
Montana Health Fac. Auth. Rev. (Sisters Of Charity Health System)     5.25%    12/1/2010 (1)           2,445        2,425
Montana Health Fac. Auth. Rev. (Sisters Of Charity Health System)     5.25%    12/1/2011 (1)           4,980        4,884
Montana Health Fac. Auth. Rev. (Sisters Of Charity Health System)     5.25%    12/1/2012 (1)           2,725        2,645
                                                                                                                -----------
                                                                                                                   23,209
                                                                                                                -----------
NEBRASKA (0.7%)
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2010 (1)          26,500       26,354
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2011 (1)          10,000        9,842
Nebraska Public Power Dist. Rev.                                      5.25%     1/1/2012 (1)           5,000        4,872
Nebraska Public Power Dist. Rev.                                      5.60%     7/1/2003              13,175       13,615
                                                                                                                -----------
                                                                                                                   54,683
                                                                                                                -----------
NEVADA (3.4%)
Clark County NV Airport System Rev.                                   5.25%     7/1/2012 (1)           4,225        4,092
Clark County NV Airport System Rev.                                  5.375%     7/1/2010 (1)           8,470        8,473
Clark County NV GO                                                    5.50%     6/1/2012 (3)           6,365        6,336
Clark County NV GO                                                    5.60%     6/1/2013 (3)           7,175        7,141

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Clark County NV GO                                                   5.625%     6/1/2014 (3)         $ 7,450      $ 7,351
Clark County NV GO                                                    7.50%     6/1/2006 (2)           3,575        4,069
Clark County NV GO                                                    7.50%     6/1/2007 (2)           9,550       10,971
Clark County NV GO                                                    7.50%     6/1/2009 (2)           6,825        7,947
Clark County NV GO                                                    8.00%     6/1/2008 (2)           9,875       11,747
Clark County NV Passenger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2010 (1)           6,435        6,447
Clark County NV Passanger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2011 (1)           9,445        9,375
Clark County NV Passanger Fac. Rev.
   (McCarran International Airport)                                  5.375%     7/1/2012 (1)           8,295        8,149
Clark County NV School Dist. GO                                      5.375%     5/1/2006 (3)           3,740        3,812
Clark County NV School Dist. GO                                      5.375%     5/1/2007 (3)           9,195        9,328
Clark County NV School Dist. GO                                      5.375%     5/1/2008 (3)           9,170        9,259
Clark County NV School Dist. GO                                       5.50%    6/15/2010 (3)          16,325       16,469
Clark County NV School Dist. GO                                       5.60%    6/15/2009 (3)           9,640       10,104
Clark County NV School Dist. GO                                      5.625%    6/15/2013 (3)          10,000        9,957
Clark County NV School Dist. GO                                       5.70%    6/15/2009 (1)          10,825       11,399
Clark County NV School Dist. GO                                      5.875%    6/15/2005 (1)(Prere.)  23,760       25,223
Clark County NV School Dist. GO                                       5.90%    6/15/2006 (3)(Prere.)  10,000       10,649
Clark County NV School Dist. GO                                       6.50%    6/15/2006 (3)          13,865       15,033
Clark County NV School Dist. GO                                       7.25%    6/15/2002 (1)           3,995        4,264
Clark County NV School Dist. GO                                       9.75%     6/1/2000 (1)           4,580        4,733
Nevada GO                                                             5.25%    5/15/2010               8,555        8,473
Nevada GO                                                             5.25%    5/15/2011              16,455       16,106
Nevada GO                                                             5.25%    5/15/2012              17,300       16,759
Nevada GO                                                             6.00%     5/1/2005              10,450       10,775
Washoe County NV Hosp. Medical Center                                 6.00%     6/1/2009 (2)           6,310        6,581
                                                                                                                -----------
                                                                                                                  281,022
                                                                                                                -----------
NEW HAMPSHIRE (0.2%)
New Hampshire Business Finance Auth. PCR PUT
   (United Illuminating)                                              4.55%     2/1/2004              15,000       14,520
                                                                                                                -----------
NEW JERSEY (5.0%)
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2000 (3)          18,500       17,875
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2002 (3)          18,545       16,235
Camden County NJ Muni. Util. Auth.                                    0.00%     9/1/2003 (3)          18,545       15,417
Essex County NJ Solid Waste Util. Auth.                               5.50%     4/1/2011 (4)           3,000        3,152
New Jersey Econ. Dev. Auth.                                           5.50%     5/1/2008 (4)          10,920       11,272
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.70%     7/1/2005 (1)           6,330        6,606
New Jersey Econ. Dev. Auth. Market Transition Fac.                    5.80%     7/1/2008 (1)           4,000        4,134
New Jersey Econ. Dev. Auth. Market Transition Fac.                    7.00%     7/1/2003 (1)          26,195       28,249
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                  5.80%     7/1/2007 (1)          17,800       18,588
New Jersey Econ. Dev. Auth. Rev. (Market Transition)                 5.875%     7/1/2011 (1)           6,000        6,178
New Jersey Econ. Dev. Auth. VRDO (Natural Gas Fac. NUI Corp.)         3.40%    11/2/1999 (2)           2,500        2,500
New Jersey GO                                                         6.00%    7/15/2006               3,300        3,523
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2010 (1)           8,050        8,010
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2011 (1)           8,230        8,117
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2012 (1)           2,600        2,539
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                       5.25%     7/1/2014 (1)           3,850        3,675
New Jersey Health Care Fac. Finance Auth. Rev.
   (Union Hosp./Mega Care)                                            6.40%     7/1/2000 (ETM)         3,295        3,349
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2002 (Prere.)      1,340        1,427
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2006               3,955        4,185
New Jersey Sports & Exposition Auth.                                  6.50%     3/1/2007               2,930        3,101
New Jersey Transp. Corp. Grant Anticipation Notes                     5.50%     9/1/2003              12,500       12,867
New Jersey Transp. Trust Fund Auth.                                   5.30%   12/15/2001               5,000        5,114
New Jersey Transp. Trust Fund Auth.                                   5.50%    6/15/2011 (1)           4,250        4,284


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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New Jersey Transp. Trust Fund Auth.                                   6.00%   12/15/2004 (1)         $ 4,000      $ 4,245
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2008              34,660       36,888
New Jersey Transp. Trust Fund Auth.                                   6.00%    6/15/2009              37,000       39,361
New Jersey Transp. Trust Fund Auth.                                   6.50%    6/15/2005 (2)           5,000        5,417
New Jersey Turnpike Auth. Rev.                                        4.75%     1/1/2006 (ETM)        15,115       15,140
New Jersey Turnpike Auth. Rev.                                        5.60%     1/1/2000 (2)           5,000        5,015
New Jersey Turnpike Auth. Rev.                                        5.90%     1/1/2003 (2)           4,700        4,887
New Jersey Turnpike Auth. Rev.                                        5.90%     1/1/2004 (2)          19,030       19,863
New Jersey Turnpike Auth. Rev.                                        6.00%     1/1/2005 (2)          22,220       23,205
New Jersey Turnpike Auth. Rev.                                        6.50%     1/1/2009 (2)          50,000       54,881
New Jersey Turnpike Auth. Rev. VRDO                                   3.40%    11/3/1999 (3)LOC       10,800       10,800
Rutgers State Univ. NJ GO                                             6.40%     5/1/2013               4,675        5,076
                                                                                                                -----------
                                                                                                                  415,175
                                                                                                                -----------
NEW YORK (14.8%)
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2004 (1)          15,600       15,772
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2006 (4)          24,755       24,794
Long Island NY Power Auth. Electric System Rev.                       5.00%     4/1/2008 (1)           5,000        4,892
Long Island NY Power Auth. Electric System Rev.                      5.125%     4/1/2012 (1)          25,195       24,133
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2008 (2)           5,000        5,118
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2010 (2)          15,000       15,198
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2011 (2)          25,000       25,197
Long Island NY Power Auth. Electric System Rev.                       5.50%    12/1/2012 (4)          22,500       22,499
Metro. Transp. Auth. NY                                               5.20%     7/1/2005 (2)           5,760        5,853
Metro. NY Transp. Auth. Dedicated Tax Fund                            5.25%     4/1/2013 (3)          11,755       11,274
Metro. NY Transp. Auth. Dedicated Tax Fund                            5.50%     4/1/2015 (1)           4,500        4,341
Metro. Transp. Auth. NY Commuter Fac. Rev.                            5.00%     7/1/2011 (1)          16,625       15,901
Metro. Transp. Auth. NY Commuter Fac. Rev.                            5.00%     7/1/2012 (2)           8,730        8,243
Metro. Transp. Auth. NY Commuter Fac. Rev.                            5.00%     7/1/2013 (1)          18,000       16,748
Metro. Transp. Auth. NY Commuter Fac. Rev.                            5.60%     7/1/2011 +             4,755        4,762
Metro. Transp. Auth. NY Commuter Fac. Rev.                           5.625%     7/1/2012 +             4,805        4,777
Metro. Transp. Auth. NY Commuter Fac. Rev.                            5.75%     7/1/2013 +             4,880        4,861
Metro. Transp. Auth. NY Commuter Fac. Rev.                           5.875%     7/1/2014 +             5,000        4,992
Metro. Transp. Auth. NY Commuter Fac. Rev.                            6.10%     7/1/2007 (1)           3,625        3,859
Metro. Transp. Auth. NY Commuter Fac. Rev.                            6.10%     7/1/2008 (1)           7,200        7,661
Metro. Transp. Auth. NY Service Contract                              5.50%     7/1/2012 (4)           5,000        4,950
Metro. Transp. Auth. NY Transp. Fac. Rev.                            5.125%     7/1/2012 (4)          10,765       10,304
Metro. Transp. Auth. NY Transp. Fac. Rev.                            5.125%     7/1/2013 (4)          16,455       15,520
Metro. Transp. Auth. NY Transp. Fac. Rev.                             5.25%     7/1/2009 (4)          20,000       19,998
Metro. Transp. Auth. NY Transp. Fac. Rev.                             5.25%     7/1/2010 (4)           2,575        2,550
Metro. Transp. Auth. NY Transp. Fac. Rev.                             5.40%     7/1/2003              10,560       10,795
Metro. Transp. Auth. NY Transit Rev.                                 5.875%     7/1/2014 +             6,285        6,275
Muni. Assistance Corp. for New York City NY                           5.20%     7/1/2007 (2)           4,500        4,548
Muni. Assistance Corp. for New York City NY                           5.25%     7/1/2001               4,000        4,066
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2001               4,500        4,592
Muni. Assistance Corp. for New York City NY                           5.50%     7/1/2002              10,000       10,264
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2004               4,200        4,428
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2006              13,500       14,312
Muni. Assistance Corp. for New York City NY                           6.00%     7/1/2008              10,000       10,602
Muni. Assistance Corp. for New York City NY                           6.25%     7/1/2005               5,000        5,346
Nassau County NY GO                                                   5.00%     6/1/2003 (2)           5,210        5,275
Nassau County NY GO                                                   5.00%     6/1/2004 (2)           5,210        5,259
Nassau County NY GO                                                   5.00%     6/1/2005 (2)           4,670        4,688
Nassau County NY GO                                                   5.00%     9/1/2011 (3)           7,550        7,186
Nassau County NY GO                                                   5.00%     9/1/2012 (3)           6,720        6,313
Nassau County NY GO                                                   5.00%     9/1/2013 (3)           5,730        5,303
New York City NY GO                                                   5.25%    8/15/2010 (1)           5,000        4,963
New York City NY GO                                                   5.25%     8/1/2011 (1)           7,000        6,873
New York City NY GO                                                   5.60%     8/1/2005              10,380       10,687
New York City NY GO                                                   5.70%     8/1/2007               9,800       10,109
New York City NY GO                                                   5.75%    2/15/2005 (Prere.)      1,245        1,310
New York City NY GO                                                   5.75%    2/15/2007               7,705        7,957
New York City NY GO                                                  5.875%    8/15/2012 (3)           7,000        7,166

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New York City NY GO                                                   5.90%     8/1/2009             $ 6,125     $  6,344
New York City NY GO                                                   5.90%     8/1/2010               4,750        4,883
New York City NY GO                                                   6.00%     8/1/2011               5,600        5,753
New York City NY GO                                                   6.00%     8/1/2012               4,000        4,081
New York City NY GO                                                   6.10%     8/1/2002               4,000        4,152
New York City NY GO                                                   6.15%    8/15/2000               2,980        3,029
New York City NY GO                                                   6.15%    8/15/2000 (ETM)           190          193
New York City NY GO                                                  6.375%     8/1/2004               3,985        4,190
New York City NY GO                                                   7.00%     8/1/2000                  15           15
New York City NY GO                                                   7.00%     2/1/2002 (Prere.)      4,395        4,700
New York City NY GO                                                   7.00%     2/1/2005                 605          642
New York City NY GO                                                   7.00%     8/1/2005               6,500        7,129
New York City NY GO                                                   7.10%    8/15/2004 (Prere.)     10,000       11,103
New York City NY GO                                                   8.00%    11/1/2000 (2)           2,175        2,220
New York City NY GO                                                   8.00%     4/1/2006 (2)           5,955        6,919
New York City NY GO                                                   8.00%     8/1/2001 (Prere.)      3,185        3,432
New York City NY GO                                                   8.00%    8/15/2001 (Prere.)      3,090        3,334
New York City NY GO VRDO                                              3.50%    11/2/1999 LOC           4,100        4,100
New York City NY GO VRDO                                              3.55%    11/2/1999 LOC           1,865        1,865
New York City NY IDA (USTA National Tennis Center Project)           6.375%   11/15/2007 (4)           6,200        6,716
New York City NY IDA (USTA National Tennis Center Project)            6.40%   11/15/2008 (4)           4,105        4,451
New York City NY IDA (USTA National Tennis Center Project)            6.50%   11/15/2009 (4)           6,745        7,343
New York City NY IDA (USTA National Tennis Center Project)            6.50%   11/15/2010 (4)           3,500        3,786
New York City NY Muni. Water Finance Auth. Water &
   Sewer System Rev.                                                  5.30%    6/15/2006              27,665       28,053
New York City NY Transitional Finance Auth. Rev                       5.25%   11/15/2012               5,000        4,857
New York City NY Transitional Finance Auth. Rev.                      5.00%   11/15/2009               5,000        4,907
New York City NY Transitional Finance Auth. Rev.                      5.00%   11/15/2010               6,375        6,185
New York City NY Transitional Finance Auth. Rev.                      5.00%   11/15/2010              10,000        9,703
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2010               7,570        7,436
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2011               7,245        7,033
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2012               7,000        6,714
New York City NY Transitional Finance Auth. Rev.                     5.125%    11/1/2013               6,000        5,671
New York City NY Transitional Finance Auth. Rev.                      5.25%   11/15/2011              12,585       12,354
New York City NY Transitional Finance Auth. Rev.                      5.25%     5/1/2012               3,475        3,379
New York City NY Transitional Finance Auth. Rev.                      5.50%   11/15/2008               2,000        2,050
New York City NY Transitional Finance Auth. Rev.                      5.75%    8/15/2010 (3)          14,740       15,266
New York City NY Transitional Finance Auth. VRDO                      3.50%    11/3/1999               6,000        6,000
New York State Dormitory Auth. Rev. (City Univ.)                      5.50%     7/1/2016              16,000       15,391
New York State Dormitory Auth. Rev. (City Univ.)                      6.25%     7/1/2003               4,250        4,446
New York State Dormitory Auth. Rev. (City Univ.)                      6.25%     7/1/2004               6,570        6,984
New York State Dormitory Auth. Rev. (City Univ.)                      6.35%     7/1/2004               2,500        2,639
New York State Dormitory Auth. Rev. (City Univ.)                      6.45%     7/1/2005               1,500        1,594
New York State Dormitory Auth. Rev. (City Univ.)                      7.00%     7/1/2001 (3)           8,090        8,446
New York State Dormitory Auth. Rev. (City Univ.)                      7.00%     7/1/2001 (3)(ETM)      1,910        1,996
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2010 (1)           5,910        5,810
New York State Dormitory Auth. Rev. (Jewish Medical Center)           5.25%     7/1/2011 (1)           9,170        8,935
New York State Dormitory Auth. Rev. (Mental Health Services)          5.25%    2/15/2011 (1)           7,370        7,186
New York State Dormitory Auth. Rev. (New York Univ.)                 6.375%     7/1/2007 (3)          27,000       28,346
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.00%    2/15/2010 (4)           4,500        4,321
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%    2/15/2011 (4)           6,285        6,012
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%    2/15/2011 (2)           6,000        5,739
New York State Dormitory Auth. Rev. (Second Hosp.)                    5.10%    2/15/2011 (2)           4,040        3,864
New York State Dormitory Auth. Rev. (State Univ.)                     5.80%    5/15/2005               5,400        5,625
New York State Dormitory Auth. Rev. (State Univ.)                     5.90%    5/15/2006               2,000        2,095
New York State Dormitory Auth. Rev. (State Univ.)                     6.00%     7/1/2003 (2)           4,000        4,194
New York State Dormitory Auth. Rev. (State Univ.)                     6.00%     7/1/2004 (2)           4,000        4,216
New York State Dormitory Auth. Rev. (State Univ.)                     6.10%    5/15/2004 (Prere.)      2,000        2,152
New York State Dormitory Auth. Rev. (State Univ.)                     7.10%    5/15/2000               6,050        6,153
New York State Dormitory Auth. Rev. (Univ. of Rochester)              5.75%     7/1/2014 (1)           9,725        9,629
New York State Dormitory Auth. (Upstate Community Colleges)           5.25%     7/1/2010 (2)           3,920        3,882
New York State Dormitory Auth. (Upstate Community Colleges)           5.25%     7/1/2011 (2)           3,610        3,536

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2010             $ 9,245      $ 9,155
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2011               9,885        9,682
New York State Environmental Fac. Corp.
   (Clean Water & Drinking Revolving Funds)                           5.25%    6/15/2012               6,350        6,156
New York State GO                                                     6.00%    10/1/2003               4,800        5,041
New York State GO                                                     6.00%    10/1/2004               9,195        9,706
New York State GO                                                     7.80%   11/15/1999               5,000        5,009
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2011 (3)          11,000       10,529
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2012 (3)          10,000        9,451
New York State Local Govt. Assistance Corp.                           5.00%     4/1/2013 (3)           5,000        4,657
New York State Local Govt. Assistance Corp.                          5.125%     4/1/2010 (2)          31,400       30,791
New York State Local Govt. Assistance Corp. VRDO                      3.25%    11/3/1999 LOC          34,515       34,515
New York State Medical Care Fac. Finance Agency Rev.                 5.375%    2/15/2014 (4)           4,460        4,244
New York State Medical Care Fac. Finance Agency Rev.                  6.00%    8/15/2002 (1)           5,350        5,551
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2009 (3)           4,510        4,523
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2010 (3)           9,800        9,745
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (3)          11,615       11,429
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2011 (2)           5,000        4,920
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2012 (3)           6,220        6,059
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.25%     4/1/2013 (3)           5,435        5,227
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.30%     4/1/2008 (1)           7,740        7,820
New York State Thruway Auth. (Highway & Bridge Trust Fund)            5.40%     4/1/2007 (1)           9,215        9,424
New York State Thruway Auth. (Highway & Bridge Trust Fund)            6.25%     4/1/2006 (3)          10,000       10,713
New York State Thruway Auth. Rev. (Service Contract)                 5.375%     4/1/2009 (1)          16,500       16,663
New York State Thruway Auth. Rev. (Service Contract)                 5.375%     4/1/2012 (1)          16,520       16,248
New York State Thruway Auth. Rev. (Service Contract)                  5.75%     4/1/2004 (1)(Prere.)  14,000       14,849
New York State Urban Dev. Corp. Rev. (Correctional Fac.)              6.40%     1/1/2004               9,685       10,231
Onondaga County NY PCR (Anheuser-Busch Cos., Inc. Project)           6.625%     8/1/2006              10,000       10,670
Port Auth. of New York & New Jersey                                   5.50%    9/15/2008 (3)           5,810        5,953
Suffolk County NY Water Auth.                                         6.80%     6/1/2012 (ETM)        10,660       11,915
Triborough Bridge & Tunnel NY Auth. Rev.                              0.00%     1/1/2003              19,185       16,449
Triborough Bridge & Tunnel NY Auth. Rev.                              5.25%     1/1/2010 (4)          11,000       10,914
Triborough Bridge & Tunnel NY Auth. Rev.                              5.50%     1/1/2006 (4)           1,000        1,029
Triborough Bridge & Tunnel NY Auth. Rev.                              6.00%     1/1/2012              12,000       12,559
Triborough Bridge & Tunnel NY Auth. Rev.                              6.60%     1/1/2010              55,325       60,947
                                                                                                                -----------
                                                                                                                1,218,467
                                                                                                                -----------
NORTH CAROLINA (0.8%)
Cumberland County NC Hosp. Fac. Rev. (Cape Fear Hosp.)                5.25%    10/1/2019              10,000        8,735
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2004 (2)           7,000        7,300
North Carolina Muni. Power Agency (Catawba Electric)                  6.00%     1/1/2005 (2)          28,750       30,057
North Carolina Muni. Power Agency (Catawba Electric)                  7.00%     1/1/2000 (Prere.)      6,040        6,191
North Carolina Muni. Power Agency (Catawba Electric)                  7.25%     1/1/2007 (1)           5,410        6,053
North Carolina Muni. Power Agency (Catawba Electric)                  7.25%     1/1/2007 (2)           5,000        5,594
                                                                                                                -----------
                                                                                                                   63,930
                                                                                                                -----------
OHIO (2.8%)
Cleveland OH GO                                                       5.50%     8/1/2008 (1)           6,295        6,461
Cleveland OH Water Works                                              5.25%     1/1/2009 (4)          10,110       10,175
Cleveland OH Water Works                                              5.25%     1/1/2010 (4)           7,000        6,988
Cleveland OH Water Works                                              5.25%     1/1/2011 (4)           5,745        5,687
Cleveland OH Water Works                                              5.25%     1/1/2012 (4)          10,695       10,496
Cleveland OH Water Works                                              6.00%     1/1/2002 (1)          11,190       11,563
Cleveland OH Water Works                                              6.00%     1/1/2003 (1)           2,105        2,196
Cleveland OH Water Works                                              6.00%     1/1/2004 (1)           6,855        7,199
Cleveland OH Water Works                                              6.00%     1/1/2005 (1)           4,545        4,794
Cleveland OH Water Works                                              6.00%     1/1/2006 (1)           2,100        2,223
Cleveland OH Water Works                                              6.25%     1/1/2005 (2)           4,910        5,165
Franklin County OH Hosp. Rev.                                         5.75%    5/15/2012 (2)           5,000        5,023
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                            3.45%    11/3/1999 (1)           7,545        7,545
Lorain County OH Hosp. Rev. (Catholic Healthcare Partners)           5.625%     9/1/2013 (1)           3,000        2,964

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Ohio Building Auth. (Adult Correctional Building)                     5.75%     4/1/2008             $ 5,375      $ 5,615
Ohio Building Auth. (Adult Correctional Building)                     5.75%     4/1/2009 (2)           5,485        5,720
Ohio Building Auth. (Adult Correctional Building)                     5.90%    10/1/2009 (1)           4,435        4,600
Ohio Building Auth. (Adult Correctional Building)                     6.00%    10/1/2007 (2)           3,710        3,953
Ohio Building Auth. (Data Center)                                     5.70%    10/1/2004               2,895        3,021
Ohio Building Auth. (Data Center)                                     5.75%    10/1/2005               3,070        3,215
Ohio Building Auth. (Highway Safety Building)                        5.375%    10/1/2009 (2)           4,605        4,678
Ohio Building Auth. (Highway Safety Building)                         5.75%    10/1/2008 (2)           5,055        5,292
Ohio Building Auth. (Highway Safety Building)                         6.00%     4/1/2007 (2)           4,640        4,927
Ohio Building Auth. (State Correctional Fac.)                         5.70%    10/1/2003               3,305        3,437
Ohio Building Auth. (State Correctional Fac.)                         5.70%    10/1/2004               2,725        2,843
Ohio Building Auth. (State Correctional Fac.)                         5.80%    10/1/2006               4,360        4,583
Ohio Building Auth. (State Correctional Fac.)                         5.90%    10/1/2007               2,500        2,642
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2002               3,790        4,001
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2002 (1)           5,350        5,649
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2003 (1)           5,710        6,100
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2003               5,500        5,809
Ohio Building Auth. (State Correctional Fac.)                         6.50%    10/1/2004               2,500        2,641
Ohio Higher Educ. Fac.                                                5.90%    12/1/2005               8,175        8,489
Ohio Housing Finance Agency Mortgage Rev.                            5.025%     3/1/2021              25,000       24,695
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.00%    12/1/2009               5,190        5,109
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.25%     5/1/2010 (2)           5,950        5,940
Ohio Public Fac. Comm. Higher Educ. Fac.                              5.50%    12/1/2006               5,465        5,594
Ohio Turnpike Comm. Rev.                                              5.50%    2/15/2010 (1)           4,435        4,502
Ohio Water Dev. Auth.                                                 6.00%    12/1/2004 (2)(Prere.)   2,520        2,661
Ohio Water Dev. Auth.                                                 6.00%    12/1/2008 (2)           3,480        3,642
Ohio Water Dev. Auth. PCR                                             5.00%     6/1/2015 (1)           2,000        1,828
                                                                                                                -----------
                                                                                                                  229,665
                                                                                                                -----------
OKLAHOMA (1.5%)
Grand River Dam Auth. OK                                              5.70%     6/1/2005 (4)          20,000       20,902
Grand River Dam Auth. OK                                              5.75%     6/1/2006 (4)          19,350       20,299
Grand River Dam Auth. OK                                              6.25%     6/1/2011 (2)           7,600        8,185
Grand River Dam Auth. OK                                              8.00%     6/1/2002              21,000       22,771
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                   5.125%    8/15/2010               2,955        2,637
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.20%    8/15/2011               3,000        2,652
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                   5.625%    8/15/2019              14,445       12,402
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2012               3,000        2,748
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2013               2,000        1,811
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2014               5,805        5,212
Oklahoma Dev. Finance Auth. Rev. (Hillcrest Hosp.)                    5.75%    8/15/2015               2,000        1,779
Oklahoma Turnpike Auth.                                               5.00%     1/1/2007               4,775        4,798
Tulsa County OK Ind. Dev. PUT (St. Francis Hosp.)                     5.15%   12/15/2003               8,715        8,802
Tulsa OK Metro. Util. Auth. Rev.                                      7.00%     2/1/2003               6,720        6,954
                                                                                                                -----------
                                                                                                                  121,952
                                                                                                                -----------
OREGON (0.7%)
Clackamas County OR Hosp. Fac. Auth. Rev. (Legacy Health System)      5.50%    2/15/2009               7,715        7,815
Clackamas County OR Hosp. Fac. Auth. Rev. (Legacy Health System)      5.50%    2/15/2010               9,955       10,009
Port Auth. of Portland OR Airport Rev.
(Portland International Airport)                                      5.00%     7/1/2013 (3)           2,520        2,307
Portland OR Sewer System Rev.                                         5.00%     6/1/2010 (3)          18,980       18,597
Portland OR Sewer System Rev.                                         5.00%     6/1/2012 (3)          13,580       13,004
Portland OR Sewer System Rev.                                         6.00%     6/1/2007 (3)           5,600        5,968
                                                                                                                -----------
                                                                                                                   57,700
                                                                                                                -----------
PENNSYLVANIA (8.9%)
Beaver County PA IDA PCR (Ohio Edison Project)                        4.65%     6/1/2004              35,000       33,765
Berks County PA GO                                                    7.25%   11/15/2000 (3)(Prere.)  10,000       10,535
Delaware County PA IDA Resource Recovery Rev. (American Fuel)         6.10%     1/1/2004               5,000        4,893
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.00%     1/1/2009               5,355        5,069
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     1/1/2007               7,955        7,677
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)       6.10%     7/1/2013               9,750        9,053
Erie County PA Prison Auth. Lease Rev.                                6.75%    11/1/2001 (1)(Prere.)   5,295        5,553
Montgomery County PA IDA PCR (PECO Energy)                            5.20%    10/1/2004              24,500       24,373
Northumberland County PA Commonwealth Lease Rev.                      6.70%   10/15/2001 (1)(Prere.)   7,005        7,333

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Northumberland County PA Commonwealth Lease Rev.                      7.75%   10/15/2001 (1)(Prere.) $ 6,000      $ 6,396
Pennsbury PA School Dist. GO                                          5.50%    8/15/2014 (3)           6,000        5,840
Pennsylvania Convention Center Auth.                                  6.25%     9/1/2004              15,200       15,666
Pennsylvania Convention Center Auth.                                  6.70%     9/1/2014 (1)           4,000        4,339
Pennsylvania Convention Center Auth.                                  6.70%     9/1/2016 (3)(ETM)      3,000        3,336
Pennsylvania COP                                                      4.80%     7/1/2001 (2)          20,000       20,088
Pennsylvania COP                                                      4.90%     7/1/2002 (2)          13,665       13,735
Pennsylvania COP                                                      5.00%     7/1/2003 (2)           4,555        4,580
Pennsylvania GO                                                       5.00%     6/1/2003 (1)          13,870       14,065
Pennsylvania GO                                                       5.00%    4/15/2005              24,290       24,497
Pennsylvania GO                                                       5.00%     6/1/2005 (1)           6,070        6,129
Pennsylvania GO                                                       5.00%     6/1/2006 (1)          14,200       14,279
Pennsylvania GO                                                       5.00%    4/15/2007               7,950        7,940
Pennsylvania GO                                                       5.00%    4/15/2008               9,250        9,174
Pennsylvania GO                                                       5.00%     3/1/2011              11,525       11,090
Pennsylvania GO                                                      5.125%    9/15/2009 (2)          20,000       19,930
Pennsylvania GO                                                      5.375%    5/15/2013 (3)           3,515        3,441
Pennsylvania GO                                                       5.50%     5/1/2013 (3)           8,025        7,965
Pennsylvania GO                                                       5.90%   11/15/2001               1,500        1,549
Pennsylvania GO                                                       6.20%   11/15/2001 (Prere.)     12,480       13,138
Pennsylvania GO                                                       6.50%    11/1/2001 (Prere.)      4,260        4,506
Pennsylvania GO                                                      10.00%    4/15/2002 (2)          10,160       11,438
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2003 (1)           7,380        7,319
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2004 (1)           9,295        9,161
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2005 (1)           7,690        7,548
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Allegheny/Delaware Valley)                                        5.00%   11/15/2006 (1)           3,250        3,182
Pennsylvania Higher Educ. Fac. Auth. Rev.
    (Univ. of Pittsburgh Medical Center)                              5.25%     8/1/2010 (4)          10,570       10,315
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2011 (4)          11,195       10,794
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2012 (4)           2,750        2,619
Pennsylvania Higher Educ. Fac. Auth. Rev.
   (Univ. of Pittsburgh Medical Center)                               5.25%     8/1/2013 (4)           4,000        3,757
Pennsylvania Housing Finance Agency Single Family Mortgage Rev.       5.40%    10/1/2024               7,250        7,240
Pennsylvania IDA                                                      6.70%     7/1/2000               9,080        9,249
Pennsylvania IDA                                                      6.80%     1/1/2001               5,000        5,148
Pennsylvania IDA                                                      6.80%     7/1/2001               5,480        5,706
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2010 (3)          14,870       14,726
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2011 (3)          10,000        9,795
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2012 (3)           8,660        8,395
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.25%    6/15/2013 (3)           5,000        4,784
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 5.45%    6/15/2008 (3)          18,095       18,664
Pennsylvania Intergovernmental Cooperation Auth. Rev.                 6.00%    6/15/2002 (3)          28,500       29,582
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2009 (2)           5,000        5,015
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2010 (2)           6,025        5,990
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2011 (2)          11,000       10,816
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                    5.25%    12/1/2012 (2)           5,000        4,866
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)           5.75%    6/15/2011 (3)           4,695        4,789
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)           6.00%    6/15/2003 (3)           5,530        5,784
Philadelphia PA Gas Works Rev.                                        5.25%     7/1/2010 (4)          10,180       10,073
Philadelphia PA Gas Works Rev.                                        5.25%     7/1/2011 (4)           5,000        4,893
Philadelphia PA Gas Works Rev                                         5.50%     7/1/2009 (4)          10,820       10,998
Philadelphia PA GO                                                    5.00%    3/15/2009 (4)           3,270        3,203
Philadelphia PA GO                                                   5.125%    5/15/2009 (3)           2,000        1,978
Philadelphia PA GO                                                   5.125%    5/15/2010 (3)          11,695       11,448
Philadelphia PA GO                                                   5.125%    5/15/2011 (3)          12,290       11,889
Philadelphia PA GO                                                   5.125%    5/15/2012 (3)           6,975        6,667

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Philadelphia PA GO                                                   5.125%    5/15/2013 (3)         $ 5,000     $  4,709
Philadelphia PA GO                                                    5.25%    3/15/2010 (4)           1,755        1,736
Philadelphia PA GO                                                    5.25%    3/15/2011 (4)           3,610        3,531
Philadelphia PA GO                                                    5.25%    3/15/2012 (4)           3,000        2,904
Philadelphia PA GO                                                    6.00%   11/15/2000 (3)          11,995       12,247
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. VRDO
   (Children's Hosp. Project)                                         3.60%    11/2/1999               2,500        2,500
Philadelphia PA Muni. Lease Rev.                                      6.00%    7/15/2003               4,470        4,518
Philadelphia PA Parking Auth.                                         5.25%     9/1/2010 (2)           4,875        4,823
Philadelphia PA School Dist. GO                                       0.00%     7/1/2000 (2)          15,500       15,085
Philadelphia PA School Dist. GO                                       5.25%     4/1/2011 (1)           3,920        3,841
Philadelphia PA School Dist. GO                                      5.375%     7/1/2005 (1)           7,500        7,682
Philadelphia PA School Dist. GO                                       6.25%     9/1/2005 (2)           5,000        5,341
Philadelphia PA School Dist. GO                                       6.25%     9/1/2006 (2)           2,000        2,144
Philadelphia PA School Dist. GO                                       6.25%     9/1/2008 (2)           4,000        4,297
Philadelphia PA School Dist. GO                                       6.25%     9/1/2009 (2)           2,080        2,236
Philadelphia PA Water & Waste Water Rev.                              5.25%     8/1/2009 (2)           6,460        6,455
Philadelphia PA Water & Waste Water Rev.                              5.50%    6/15/2003 (3)           3,000        3,088
Philadelphia PA Water & Waste Water Rev.                              6.25%     8/1/2007 (1)           5,000        5,364
Pittsburgh PA GO                                                     5.125%     3/1/2009 (3)          10,000        9,908
Pittsburgh PA GO                                                      5.20%     3/1/2010 (3)          22,000       21,705
Pittsburgh PA Water & Sewer Auth. Rev.                                5.60%     9/1/2005 (3)(Prere.)   6,000        6,238
Schuylkill PA Redev. Auth.                                            6.95%     6/1/2001 (3)(Prere.)   3,995        4,222
                                                                                                                -----------
                                                                                                                  732,339
                                                                                                                -----------
PUERTO RICO (0.9%)
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2009 (1)           2,500        2,498
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2009 (4)          10,280       10,271
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2010 (1)           9,645        9,542
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2010 (4)           7,000        6,925
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2011 (1)           5,000        4,896
Puerto Rico Electric Power Auth. Rev.                                 5.00%     7/1/2011 (4)           7,500        7,344
Puerto Rico Electric Power Auth. Rev.                                5.125%     7/1/2013 (4)          11,955       11,562
Puerto Rico Electric Power Auth. Rev.                                 5.25%     7/1/2009 (1)           7,235        7,366
Puerto Rico Govt. Dev. Bank VRDO                                      3.25%    11/3/1999 (1)           1,900        1,900
Puerto Rico Telephone Auth. Rev.                                      5.40%     1/1/2008               9,550       10,000
                                                                                                                -----------
                                                                                                                   72,304
                                                                                                                -----------
RHODE ISLAND (0.5%)
Rhode Island Consolidated Capital Dev. Loan GO                        6.00%     8/1/2005 (1)           4,000        4,234
Rhode Island Consolidated Capital Dev. Loan GO                        6.00%     8/1/2006 (1)           5,000        5,307
Rhode Island Depositors Econ. Protection Corp.                        6.55%     8/1/2010 (1)           8,385        9,176
Rhode Island Depositors Econ. Protection Corp.                        6.55%     8/1/2010 (1) (ETM)    18,465       20,328
                                                                                                                -----------
                                                                                                                   39,045
                                                                                                                -----------
SOUTH CAROLINA (0.2%)
Piedmont SC Muni. Power Agency Rev.                                   5.40%     1/1/2007 (1)           1,800        1,820
Piedmont SC Muni. Power Agency Rev.                                   5.40%     1/1/2007 (1)(ETM)      1,400        1,443
South Carolina Transp. Infrastructure Bank                            5.00%    10/1/2010 (1)          10,215        9,946
                                                                                                                -----------
                                                                                                                   13,209
                                                                                                                -----------
SOUTH DAKOTA (0.1%)
South Dakota Building Auth. Lease Rev.                                5.25%    12/1/2010 (2)           4,800        4,740
                                                                                                                -----------
TENNESSEE (0.4%)
Knox County Health, Educ., and Housing Board Rev.                     5.40%     4/1/2011               3,465        3,241
Knox County Health, Educ., and Housing Board Rev.                     5.50%     4/1/2012               2,660        2,486
Knox County Health, Educ., and Housing Board Rev.                     5.50%     4/1/2013               4,495        4,147
Knox County Health, Educ., and Housing Board Rev.                    5.625%     4/1/2014               2,000        1,856
Knox County Health, Educ., and Housing Board Rev.                     5.75%     4/1/2019              14,000       12,650
Shelby County TN GO                                                  5.625%     4/1/2005 (Prere.)      1,245        1,304
Shelby County TN GO                                                  5.625%     4/1/2012               3,755        3,788
Shelby County TN (Methodist Health Systems)                           6.25%     8/1/2006               4,915        5,246
                                                                                                                -----------
                                                                                                                   34,718
                                                                                                                -----------


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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
TEXAS (11.1%)
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2003 (2)(Prere.) $ 6,985     $  7,202
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2003 (2)(Prere.)   5,715        5,893
Anderson County TX Rev. (Coffield Prison Farm Project)                5.50%    3/15/2003 (2)(Prere.)   5,590        5,764
Austin TX Combined Util. System Rev.                                  5.20%   11/15/2003 (1)           3,360        3,432
Austin TX Combined Util. System Rev.                                  5.30%    5/15/2004 (1)           5,770        5,903
Austin TX Combined Util. System Rev.                                  5.75%   11/15/2003 (4)           7,500        7,817
Austin TX Combined Util. System Rev.                                  6.00%   11/15/2006 (1)           4,000        4,240
Austin TX Combined Util. System Rev.                                  7.25%   11/15/2003 (ETM)           395          433
Austin TX Independent School Dist.                                    0.00%     8/1/2007               3,400        2,264
Austin TX Independent School Dist.                                    5.75%     8/1/2006 (Prere.)      3,470        3,646
Austin TX Independent School Dist.                                    5.75%     8/1/2012               1,530        1,550
Bell County TX Health Fac. Dev. Corp. (Scott & White Hosp.)          7.625%     9/1/2003               8,340        8,447
Birdville TX Independent School Dist.                                 5.75%    2/15/2003               4,990        5,168
Dallas TX Civic Center Refunding & Improvement                        4.60%    8/15/2009 (1)          12,000       11,191
Dallas TX Civic Center Refunding & Improvement                        4.70%    8/15/2010 (1)          11,000       10,180
Dallas TX Civic Center Refunding & Improvement                        4.80%    8/15/2011 (1)          12,635       11,645
Dallas TX Civic Center Refunding & Improvement                        4.90%    8/15/2012 (1)          13,240       12,232
Dallas TX Independent School Dist.                                    5.30%    8/15/2005 (Prere.)      3,780        3,882
Dallas TX Independent School Dist.                                    5.30%    8/15/2008               1,220        1,233
Dallas TX Independent School Dist.                                    5.40%    8/15/2005 (Prere.)      7,890        8,142
Dallas TX Independent School Dist.                                    5.40%    8/15/2009               2,550        2,580
Dallas TX Independent School Dist.                                    5.50%    8/15/2005 (Prere.)     18,300       18,977
Dallas TX Independent School Dist.                                    5.50%    8/15/2010               5,910        5,977
Dallas TX Independent School Dist.                                    5.60%    8/15/2003 (Prere.)      2,220        2,304
Dallas TX Independent School Dist.                                    5.60%    8/15/2004               5,780        5,956
Dallas TX Independent School Dist.                                    5.70%    8/15/2003 (Prere.)      2,410        2,510
Dallas TX Independent School Dist.                                    5.70%    8/15/2006               2,340        2,405
Grapevine-Colleyville Independent School Dist.                        8.25%    6/15/2008               3,000        3,624
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. (Christus Health)  5.25%     7/1/2004               9,000        9,059
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. (Memorial Hosp.)   6.00%     6/1/2008 (1)           6,080        6,357
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. (Memorial Hosp.)   6.00%     6/1/2010 (1)           1,500        1,568
Harris County TX IDA VRDO (Shell Oil Co. Project)                     3.50%    11/2/1999               1,300        1,300
Harris County TX Toll Road                                            6.30%    8/15/2002 (3)(Prere.)   4,470        4,771
Harris County TX Toll Road                                            6.30%    8/15/2004 (3)             840          891
Houston TX Airport System Rev.                                        6.00%     7/1/2011 (3)           4,200        4,293
Houston TX Airport System Rev.                                        6.00%     7/1/2012 (3)           4,460        4,526
Houston TX GO                                                         4.80%     3/1/2009               5,820        5,570
Houston TX GO                                                         5.00%     3/1/2004               6,265        6,316
Houston TX GO                                                         5.00%     3/1/2010               7,245        7,051
Houston TX GO                                                         5.00%     3/1/2011               4,535        4,360
Houston TX GO                                                         5.10%     3/1/2006              12,200       12,244
Houston TX GO                                                         5.25%     3/1/2010               9,865        9,771
Houston TX GO                                                         5.25%     3/1/2011               6,000        5,879
Houston TX GO                                                         5.80%     3/1/2002               5,080        5,231
Houston TX GO                                                         7.00%     3/1/2008              48,405       53,928
Houston TX Hotel Occupancy Tax Rev.                                   5.25%     7/1/2007 (4)           6,585        6,621
Houston TX Housing Finance Corp. TOB VRDO                             3.57%    11/4/1999 (4)           8,975        8,975
Houston TX Water & Sewer System Rev.                                  0.00%    12/1/2000 (2)           6,130        5,864
Houston TX Water & Sewer System Rev.                                 5.375%    12/1/2010 (4)           5,000        4,998
Houston TX Water & Sewer System Rev.                                  5.75%    12/1/2015 (1)           3,315        3,311
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2001 (2)           3,220        3,393
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2002 (2)           4,125        4,418
Houston TX Water & Sewer System Rev.                                  7.00%    12/1/2003 (2)           3,100        3,368
Lower Colorado River Auth. TX Rev.                                    5.00%     1/1/2010 (4)           4,590        4,536
Lower Colorado River Auth. TX Rev.                                    5.00%     1/1/2012 (4)           2,520        2,440
Lower Colorado River Auth. TX Rev.                                    5.50%    8/15/2010 +             4,155        4,188
Lower Colorado River Auth. TX Rev.                                    5.75%    5/15/2011 +            11,200       11,421
Lower Colorado River Auth. TX Rev.                                    5.75%    5/15/2012 +            24,000       24,302
Lower Colorado River Auth. TX Rev.                                   5.875%    5/15/2014 +            10,000       10,090
Lower Colorado River Auth. TX Rev.                                    6.00%    5/15/2007 (4)+         46,565       49,221
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2009               8,070        8,057

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
                                                                      COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2010             $ 9,355      $ 9,249
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2011               9,875        9,655
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2012               5,000        4,838
Lubbock TX Health Fac. Dev. Corp. Rev. (St. Joseph's Health System)   5.25%     7/1/2014               5,000        4,712
North Texas Health Fac. Dev.                                          5.75%    2/15/2010 (1)           4,115        4,204
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2007 (Prere.)      1,335        1,368
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2009              11,615       11,648
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2010              13,775       13,688
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2012               7,500        7,301
San Antonio TX Electric & Gas Rev.                                    5.25%     2/1/2013               6,000        5,767
San Antonio TX Electric & Gas Rev.                                    5.50%     2/1/2002 (Prere.)      1,845        1,906
San Antonio TX Electric & Gas Rev.                                    5.50%     2/1/2004               2,700        2,763
San Antonio TX Electric & Gas Rev.                                    5.60%     2/1/2007 (Prere.)        745          779
San Antonio TX Electric & Gas Rev.                                    5.80%     2/1/2006               7,655        7,975
San Antonio TX Electric & Gas Rev.                                    5.80%     2/1/2006 (ETM)           345          362
Tarrant County TX Health Resources                                    5.75%    2/15/2013 (1)           7,670        7,648
Tarrant County TX Water Control & Improvement Dist.                   4.50%     3/1/2011 (3)           5,000        4,492
Texas GO                                                              0.00%    10/1/2013              20,000        9,035
Texas GO                                                             5.125%    10/1/2010              16,125       15,932
Texas GO                                                             5.125%    10/1/2011              13,500       13,177
Texas GO                                                              8.00%    10/1/2007              50,000       59,638
Texas Public Finance Auth. Building Rev.                              6.60%     2/1/2000 (1)           5,000        5,034
Texas Public Finance Auth. Building Rev.                              6.75%     2/1/2002 (1)           5,000        5,139
Texas Public Finance Auth. Building Rev.                              6.80%     2/1/2003 (1)           5,000        5,143
Texas Public Finance Auth. Rev.                                       5.75%    10/1/2004 (Prere.)     13,625       14,252
Texas Public Finance Auth. Rev. GO                                    4.90%    10/1/2010              32,235       31,076
Texas TRAN                                                            4.50%    8/31/2000             140,000      140,777
Texas Water Finance Assistance GO                                     5.00%     8/1/2008               5,000        4,968
Texas Water Finance Assistance GO                                     5.00%     8/1/2009               5,000        4,939
Texas Water Finance Assistance GO                                     5.25%     8/1/2010               6,565        6,554
Texas Water Finance Assistance GO                                     5.25%     8/1/2012               3,600        3,531
Tomball TX Hosp. Auth. Rev.                                           5.75%     7/1/2014               8,500        7,800
Tomball TX Hosp. Auth. Rev.                                           6.00%     7/1/2019               3,600        3,332
Univ. of Texas Permanent Univ. Fund                                   6.40%     7/1/2000               5,000        5,270
Univ. of Texas Refunding Finance System Rev.                          7.00%    8/15/2007              14,050       14,922
                                                                                                                -----------
                                                                                                                  911,789
                                                                                                                -----------
UTAH (1.0%)
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2009              41,240       41,268
Intermountain Power Agency UT Power Supply Rev.                       5.25%     7/1/2012              20,550       19,938
Jordon UT School Dist.                                                5.75%    6/15/2005               4,235        4,437
Salt Lake County UT Building Auth. Lease Rev.                         5.90%    10/1/2006 (1)           4,000        4,187
Utah GO VRDO                                                          3.35%    11/3/1999              11,700       11,700
                                                                                                                -----------
                                                                                                                   81,530
                                                                                                                -----------
VIRGINIA (0.7%)
Arlington County VA IDA Resource Recovery Rev.
   (Alexandria/Arlington Waste)                                      5.375%     1/1/2012 (4)           3,000        2,887
Chesapeake Bay Bridge & Tunnel VA                                     5.40%     7/1/2005 (3)           6,090        6,275
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2009               4,000        4,039
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2010               9,690        9,697
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2011               5,000        4,961
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2012               3,000        2,951
Virginia Beach VA Refunding & Public Improvement                      5.25%     8/1/2013               1,750        1,698
Virginia Housing Dev. Auth.                                           7.10%     1/1/2017               8,000        8,222
Virginia Public School Auth.                                          5.00%     8/1/2005               4,360        4,416
Virginia Public School Auth.                                          5.00%     8/1/2011               3,380        3,275
Virginia Public School Auth.                                          5.25%     8/1/2008               2,540        2,577
Virginia Public School Auth.                                          5.40%     6/1/2009               5,750        5,846
                                                                                                                -----------
                                                                                                                   56,844
                                                                                                                -----------

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
---------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE       MARKET
                                                                                MATURITY              AMOUNT      VALUE*
INTERMEDIATE-TERM TAX-EXEMPT FUND                                     COUPON      DATE                 (000)       (000)
---------------------------------------------------------------------------------------------------------------------------
WASHINGTON (2.3%)
King County WA GO                                                     6.00%    12/1/2004             $ 5,000     $  5,226
King County WA GO                                                     6.10%    12/1/2005               5,000        5,242
King County WA School Dist.                                           5.50%    12/1/2016 (3)           5,635        5,400
Seattle WA GO                                                         5.60%    1/15/2009               5,020        5,120
Seattle WA Power & Light Rev.                                         5.00%     7/1/2011               5,715        5,471
Seattle WA Power & Light Rev.                                         5.10%     5/1/2005              10,575       10,691
Seattle WA Water System Rev.                                          5.00%    12/1/2003               2,000        2,028
Seattle WA Water System Rev.                                          5.10%    12/1/2004               4,000        4,064
Spokane WA Regional Solid Waste Management System                     6.50%     1/1/2008               3,500        3,723
Spokane WA Regional Solid Waste Management System                     6.50%     1/1/2009               3,000        3,202
Tacoma WA Electric System Rev.                                        5.50%     1/1/2012 (2)           5,500        5,461
Tacoma WA Electric System Rev.                                        5.70%     1/1/2003 (2)           5,785        5,974
Tacoma WA Electric System Rev.                                        5.70%     1/1/2003 (2)(ETM)      1,060        1,108
Washington GO                                                         5.00%     1/1/2010               4,705        4,577
Washington GO                                                         5.00%     7/1/2011              12,870       12,352
Washington GO                                                         5.00%     1/1/2013               4,925        4,613
Washington GO                                                         5.50%     7/1/2002               5,000        5,132
Washington GO                                                         5.60%     9/1/2004               5,000        5,190
Washington GO                                                         5.75%     9/1/2008               4,000        4,168
Washington GO                                                         5.75%     5/1/2009               5,000        5,105
Washington GO                                                         6.00%     7/1/2003               5,200        5,447
Washington GO                                                         6.00%     7/1/2004               3,115        3,282
Washington GO                                                         6.10%     6/1/2006               9,495       10,100
Washington GO                                                         6.25%     6/1/2009              11,465       12,337
Washington GO                                                         6.25%     9/1/2009              21,550       22,211
Washington GO                                                         6.25%     2/1/2011               6,680        7,159
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2002 (2)           5,105        5,305
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2003 (2)           5,270        5,514
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2004 (2)           5,515        5,802
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2005 (2)           4,830        5,087
Washington Health Care Fac. Auth. (Sisters of Providence)             6.00%    10/1/2006 (2)           6,055        6,387
                                                                                                                -----------
                                                                                                                  192,478
                                                                                                                -----------
WEST VIRGINIA (0.1%)
West Virginia Building Comm. Rev.                                     5.25%     7/1/2008 (1)           1,000        1,005
West Virginia School Building Auth. Rev.                              5.30%     7/1/2009 (2)           8,000        8,060
                                                                                                                -----------
                                                                                                                    9,065
                                                                                                                -----------
WISCONSIN (0.2%)
Green Bay WI PCR (Procter & Gamble)                                   5.15%     5/1/2004               9,600        9,669
Wisconsin GO                                                          5.00%     5/1/2008               6,395        6,347
Wisconsin GO                                                          5.20%     5/1/2010               4,150        4,120
                                                                                                                -----------
                                                                                                                   20,136
                                                                                                                -----------
WYOMING (0.1%)
Lincoln County WY PCR VRDO (Exxon Project)                            3.50%    11/2/1999               1,900        1,900
Lincoln County WY PCR VRDO (Exxon Project)                            3.60%    11/2/1999               4,500        4,500
Platte County WY PCR (Basin Electric Power Corp.)                     4.60%     1/1/2002               2,430        2,433
                                                                                                                -----------
                                                                                                                    8,833
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $8,132,231)                                                                                            8,128,763
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MARKET
                                                                                                                 VALUE*
                                                                                                                  (000)
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                         $    332,458
Liabilities                                                                                                      (232,902)
                                                                                                                -----------
                                                                                                                   99,556
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 643,307,654 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                            $8,228,319
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $12.79
===========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.



---------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $8,270,454       $12.86
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains--Note E                                                          (38,667)        (.06)
 Unrealized Depreciation--Note F                                                                      (3,468)        (.01)
===========================================================================================================================
 NET ASSETS                                                                                        $8,228,319       $12.79
===========================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                  COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.8%)
------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.3%)
Birmingham AL Medical Center (Special Care Medical Center)          7.25%     7/1/2015 (1)          $    6,715    $     6,731
Medical Clinic Board of Bessemer AL (Bessemer Carraway Hosp.)       7.25%     4/1/2015 (1)               5,000          5,156
Medical Clinic Board of Montgomery AL (Jackson Hosp.)               6.00%     3/1/2026 (2)              12,000         11,843
Mobile AL Water & Sewer Comm.                                       5.50%     1/1/2010 (3)               4,000          4,045
                                                                                                                  -----------
                                                                                                                       27,775
                                                                                                                  -----------

ALASKA (0.9%)
Anchorage AK Electric Rev.                                          8.00%    12/1/2009 (1)               2,565          3,092
Anchorage AK Electric Rev.                                          8.00%    12/1/2010 (1)               2,960          3,612
Anchorage AK Water GO                                               7.20%     6/1/2017 (2)              11,000         11,136
Valdez AK Marine Terminal Rev. VRDO (Exxon Pipeline Co. Project)    3.50%    11/2/1999                   1,000          1,000
                                                                                                                  -----------
                                                                                                                       18,840
                                                                                                                  -----------

ARIZONA (0.6%)
Maricopa County AZ (Samaritan Health Service)                       7.00%    12/1/2016 (1)               8,650          9,811
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)     3.60%    11/2/1999 LOC               3,000          3,000
                                                                                                                  -----------
                                                                                                                       12,811
                                                                                                                  -----------

ARKANSAS (0.4%)
North Little Rock AR Electric System Rev.                           6.50%     7/1/2010 (1)               3,500          3,836
North Little Rock AR Electric System Rev.                           6.50%     7/1/2015 (1)               4,500          4,850
                                                                                                                  -----------
                                                                                                                        8,686
                                                                                                                  -----------

CALIFORNIA (10.2%)
California Community College Financing Auth. TRAN                   4.00%    7/28/2000                  20,785         20,852
California Health Fac. Finance Auth. (Adventist Health Sytem)       6.75%     3/1/2011 (1)              12,000         12,574
California Health Fac. Finance Auth. (Pomona Valley Hosp.)          5.75%     7/1/2015                   8,205          8,171
California Housing Finance Agency Multifamily Housing Rev.         8.625%     8/1/2015 (1)               2,165          2,202
California PCR Finance Auth. VRDO (Pacific Gas & Electric Co.)      3.55%    11/2/1999                     300            300
California Statewide Community Dev. Auth. Rev. TRAN
   (Riverside County)                                               4.00%    9/29/2000                  21,000         21,073
Los Angeles CA Unified School Dist. GO                             5.375%     7/1/2016 (3)               1,500          1,445
Modesto CA Irrigation Dist. Finance Auth. Rev. (Woodland Project)   6.50%    10/1/2022 (2)              20,225         21,659
MSR California Public Power Agency (San Juan Project)              6.125%     7/1/2013 (2)               7,000          7,472
MSR California Public Power Agency (San Juan Project)               6.75%     7/1/2020 (1)              13,000         14,359
MSR California Public Power Agency VRDO (San Juan Project)          3.50%    11/2/1999 (1)               1,000          1,000
Oakland CA Redev. Agency (Central Dist. Project)                    5.50%     2/1/2014 (2)               6,300          6,269
Port of Oakland CA Rev.                                             5.40%    11/1/2017 (1)              25,575         24,507
Sacramento CA Muni. Util. Dist.                                     5.75%    8/15/2013 (1)              12,360         12,447
Sacramento CA Muni. Util. Dist.                                     6.50%     9/1/2013 (1)               8,895          9,821
San Jose CA Tax Redev.                                              6.00%     8/1/2010 (1)               8,105          8,695
San Jose CA Redev. Agency (Merged Area Redev. Project)              4.75%     8/1/2029 (2)              11,600          9,488
Santa Clara CA Redev. Agency (Bayshore North Project)               7.00%     7/1/2010 (2)               3,000          3,380
Santa Clara CA Valley Water Dist. COP                               6.00%     2/1/2024 (3)               5,000          5,005
Santa Rosa CA Waste Water Rev.                                      6.00%     9/1/2015 (3)               5,000          5,176
South County CA Regional Waste Water Auth. (Gilroy)                 5.50%     8/1/2022 (3)               8,000          8,284
South County CA Regional Waste Water Auth. (Morgan Hill)            5.50%     8/1/2022 (3)               7,000          6,609
Southern California Public Power Auth. (Palo Verde)                 5.00%     7/1/2015 (2)               2,605          2,412
Ukiah CA Electric Rev.                                              6.25%     6/1/2018 (1)               6,330          6,681
                                                                                                                  -----------
                                                                                                                      219,881
                                                                                                                  -----------

COLORADO (3.7%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)  6.00%    5/15/2001 (1)               4,525          4,646
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2004 (1)              13,750         10,832
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2005 (1)              17,200         12,818
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2007 (1)              12,250          8,129
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2008 (1)              14,355          8,963
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2009 (1)              16,500          9,693
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2015 (1)               5,795          2,244
Northern Colorado Water Conservation Dist. Rev.                     6.50%    12/1/2012 (2)              20,575         22,352
                                                                                                                  -----------
                                                                                                                       79,677
                                                                                                                  -----------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT (0.1%)
Connecticut Special Obligation Transp. Infrastructure Rev.         5.625%    10/1/2014 (3)          $    3,000    $     2,992
                                                                                                                  -----------


DELAWARE (0.7%)
Delaware Econ. Dev. Auth. (Delmarva Power & Light)                  7.30%     9/1/2015 (3)               1,160          1,205
Delaware Health Fac. Auth. (Delaware Medical Center)                7.00%    10/1/2015 (1)               6,000          6,597
Dover DE Electric Rev.                                              5.75%     7/1/2015 (3)               5,225          5,214
Dover DE Electric Rev.                                              6.10%     7/1/2011 (3)               2,000          2,077
                                                                                                                  -----------
                                                                                                                       15,093
                                                                                                                  -----------

DISTRICT OF COLUMBIA (0.5%)
District of Columbia Rev. (Howard Univ.)                            5.75%    10/1/2017 (1)              10,030          9,778
                                                                                                                  -----------


FLORIDA (8.7%)
Broward County FL Airport System Rev.                               5.25%    10/1/2010 (1)              11,365         11,225
Broward County FL Airport System Rev.                               5.25%    10/1/2011 (1)              13,275         12,976
Coral Springs FL Improvement Dist. Water & Sewer GO                 6.00%     6/1/2010 (1)               3,000          3,159
Davie FL Water & Sewer Rev.                                        6.375%    10/1/2012 (2)               2,620          2,845
Hillsborough County FL School Board COP                             5.50%     7/1/2018 (1)              14,945         14,387
Hillsborough County FL School Board COP                             6.00%     7/1/2025 (1)              10,000         10,133
Jacksonville FL PCR VRDO (Florida Power & Light Co. Project)        3.55%    11/2/1999                   1,300          1,300
Orange & Orlando County FL Expressway Auth.                         8.25%     7/1/2013 (3)               9,695         12,227
Orange & Orlando County FL Expressway Auth.                         8.25%     7/1/2015 (3)               8,360         10,544
Orange & Orlando County FL Expressway Auth.                         8.25%     7/1/2016 (3)              12,295         15,569
Orange County FL Health Fac. Auth. (Adventist for Sunbelt Group)    6.25%   11/15/2010 (2)               4,000          4,233
Palm Beach County FL Criminal Justice Fac. Rev.                     7.20%     6/1/2014 (3)              16,300         18,875
Palm Beach County FL Criminal Justice Fac. Rev.                     7.20%     6/1/2015 (3)               4,000          4,614
Sarasota County FL Public Hosp. Rev. (Sarasota Memorial Hosp.)      5.75%    10/1/2017 (1)              28,850         28,311
Seacoast FL Util. Auth. Water & Sewer Rev.                          5.50%     3/1/2019 (3)               2,000          1,931
St. Lucie County FL Util. System Rev.                               6.00%    10/1/2020 (3)(ETM)          2,350          2,375
Tampa FL Util. Rev.                                                 6.75%    10/1/2010 (2)               9,330         10,498
Tampa FL Util. Rev.                                                 6.75%    10/1/2011 (2)               9,965         11,220
Tampa FL Util. Rev.                                                 6.75%    10/1/2012 (2)              10,635         11,958
                                                                                                                  -----------
                                                                                                                      188,380
                                                                                                                  -----------

GEORGIA (5.1%)
Atlanta GA Water & Sewer Rev.                                       5.25%     1/1/2007 (3)(Prere.)      21,950         22,550
Atlanta GA Water & Wastewater Rev.                                  5.50%    11/1/2017 (3)               8,000          7,751
Atlanta GA Water & Wastewater Rev.                                  5.50%    11/1/2018 (3)              15,360         14,782
Atlanta GA Water & Wastewater Rev.                                  5.50%    11/1/2019 (3)               9,040          8,690
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                          5.50%     7/1/2020 (1)+             24,740         22,771
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                          5.70%     7/1/2013 (1)+              5,000          4,897
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                          5.75%     7/1/2014 (1)+              5,000          4,895
George L. Smith Georgia World Congress Center Auth. Rev.
   (Domed Stadium Project)                                          5.75%     7/1/2015 (1)+              3,680          3,564
Henry County GA School Dist. GO                                     6.45%     8/1/2011 (1)               4,000          4,354
Muni. Electric Auth. of Georgia                                    5.375%     1/1/2019                   6,500          6,005
Private Colleges & Univ. Auth. of Georgia (Mercer Univ. Project)    6.50%    11/1/2015 (1)               5,000          5,423
Rockdale County GA Water & Sewer Auth. Rev.                        5.375%     7/1/2029 (1)               5,000          4,543
                                                                                                                  -----------
                                                                                                                      110,225
                                                                                                                  -----------

HAWAII (1.5%)
Hawaii Airport System Rev.                                          6.35%     7/1/2007 (1)               8,000          8,538
Hawaii Dept. of Budget & Finance (Hawaii Electric Co. Inc.)         5.65%    10/1/2027 (1)               9,750          9,044
Hawaii Highway Rev.                                                 5.25%     7/1/2011                   1,150          1,116
Hawaii Highway Rev.                                                 5.25%     7/1/2012                   1,500          1,438
Honolulu HI City & County GO                                        8.00%    10/1/2010                   8,695         10,493
Honolulu HI City & County GO                                        8.00%    10/1/2010 (ETM)             2,305          2,825
                                                                                                                  -----------
                                                                                                                       33,454
                                                                                                                  -----------

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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                  COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
ILLINOIS (4.2%)
Chicago IL Board of Educ. GO                                        6.25%     1/1/2011 (1)          $    7,000    $     7,439
Chicago IL GO (Emergency Telephone System)                          5.50%     1/1/2019 (3)              10,000          9,532
Chicago IL Public Building Comm.                                    7.00%     1/1/2020 (1)(ETM)         21,500         24,320
Cook County IL GO                                                   7.25%    11/1/2007 (1)               6,000          6,814
Illinois Dev. Finance Auth. PCR
   (Illinois Power Co. Project)                                     7.40%    12/1/2024 (1)              14,000         15,503
Illinois Regional Transit Auth. GO (Cook, DuPage,
   and Kane Counties)                                               7.20%    11/1/2020 (2)              24,000         27,539
                                                                                                                  -----------
                                                                                                                       91,147
                                                                                                                  -----------

INDIANA (0.7%)
Indiana Muni. Power Agency Rev.                                    6.125%     1/1/2013 (1)(ETM)         13,250         14,176
                                                                                                                  -----------


KANSAS (0.9%)
Kansas Dev. Finance Auth. Rev. (Sisters of Charity)                 5.00%    12/1/2025 (1)              10,000          8,526
Kansas Health System Dev. Auth. (St. Luke Mission)                 5.375%   11/15/2016 (1)               9,300          8,637
Kansas Health System Dev. Auth. (St. Luke Mission)                 5.375%   11/15/2021 (1)               3,000          2,752
                                                                                                                  -----------
                                                                                                                       19,915
                                                                                                                  -----------

KENTUCKY (1.6%)
Jefferson County KY Health System Rev. (Jewish Hosp.)               5.75%     1/1/2026 (2)               7,700          7,427
Kentucky Dev. Finance Auth. Hosp. Fac. Rev.
   (St. Elizabeth's Medical Center)                                 6.00%    11/1/2010 (3)              23,885         24,533
Kentucky Educ. Dev. Auth. Medical Center Rev. (Ashland Hosp.)       5.00%     2/1/2018 (4)               2,000          1,746
Kentucky Educ. Dev. Auth. Medical Center Rev. (Ashland Hosp.)       5.00%     2/1/2028 (4)               2,250          1,900
                                                                                                                  -----------
                                                                                                                       35,606
                                                                                                                  -----------

LOUISIANA (2.6%)
Jefferson Parish LA Sales Tax Rev.                                  5.00%    12/1/2022 (4)               7,500          6,477
Jefferson Parish LA Sales Tax Rev.                                  6.75%    12/1/2006 (3)               5,865          6,210
New Orleans LA GO                                                   0.00%     9/1/2010 (2)               8,500          4,701
New Orleans LA GO                                                   0.00%     9/1/2011 (2)              10,475          5,422
New Orleans LA GO                                                   0.00%     9/1/2013 (2)               9,000          4,058
New Orleans LA GO                                                   6.00%     9/1/2001 (2)(Prere.)       7,750          7,994
New Orleans LA GO                                                   6.00%     9/1/2021 (2)              14,500         14,377
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)          5.70%    5/15/2016 (4)               4,900          4,735
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)          5.75%    5/15/2021 (4)               3,200          3,063
                                                                                                                  -----------
                                                                                                                       57,037
                                                                                                                  -----------

MAINE (0.4%)
Maine Health & Higher Educ. Fac. Auth.
   (Eastern Maine Medical System)                                  6.375%    10/1/2001 (3)               8,000          8,464
                                                                                                                  -----------


MARYLAND (3.3%)
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Medlantic\Helix)                                                5.25%    8/15/2038 (4)              62,055         54,177
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Univ. of Maryland Medical System)                               7.00%     7/1/2022 (3)              12,025         13,649
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Upper Chesapeake Hosp.)                                        5.375%     1/1/2028 (4)               3,500          3,200
                                                                                                                  -----------
                                                                                                                       71,026
                                                                                                                  -----------

MASSACHUSETTS (3.6%)
Boston MA GO                                                        6.50%     7/1/2002 (2)(Prere.)       4,750          5,084
Massachusetts Consolidated Loan GO                                  7.00%     7/1/2009 (3)              32,250         36,499
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston College)                                                 6.75%     7/1/2001 (3)(Prere.)       6,385          6,765
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston College)                                                 6.75%     7/1/2011 (3)                 210            221
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Falmouth Hosp.)                                                 5.50%     7/1/2008 (1)               1,425          1,442
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Lahey Clinic)                                                   7.85%     7/1/2003 (1)               3,000          3,309
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Massachusetts General Hosp.)                                    6.25%     7/1/2012 (2)              19,150         20,628
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
   (Harvard Univ.)                                                  3.34%    11/4/1999                   1,300          1,300
Massachusetts St. College Bldg Auth. Rev.                           0.00%     5/1/2017 (1)               7,460          2,615
                                                                                                                  -----------
                                                                                                                       77,863
                                                                                                                  -----------

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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
MICHIGAN (3.4%)
Detroit MI Sewer System Rev.                                        5.00%     7/1/2027              $    5,500    $     4,696
Detroit MI Sewer System Rev.                                        5.45%     7/1/2007 (3)               6,850          7,083
Michigan Hosp. Finance Auth. Rev. (Mercy Health)                   5.375%    8/15/2026 (2)               5,000          4,500
Michigan Strategic Fund (Detroit Edison)                            7.00%    7/15/2008 (1)              18,375         20,721
Monroe County MI Econ. Dev. Corp. (Detroit Edison)                  6.95%     9/1/2022 (3)              25,000         28,199
St. Clair MI Econ. Dev. Corp. (Detroit Edison)                      6.40%     8/1/2024 (2)               8,000          8,262
                                                                                                                  -----------
                                                                                                                       73,461
                                                                                                                  -----------

MINNESOTA (0.5%)
Southern Minnesota Muni. Power Agency Supply System Rev.            5.50%     1/1/2015 (2)               6,120          5,942
Southern Minnesota Muni. Power Agency Supply System Rev.            5.50%     1/1/2015 (2)(Prere.)       3,880          3,825
                                                                                                                  -----------
                                                                                                                        9,767
                                                                                                                  -----------

MISSOURI (0.2%)
Missouri Health & Educ. Fac. Auth. (Lester Cox Medical Center)      5.25%     6/1/2015 (1)               5,000          4,657
                                                                                                                  -----------

MONTANA (0.2%)
Montana Health Fac. Auth. Rev. (Providence Services)               5.375%    12/1/2025                   4,750          4,349
                                                                                                                  -----------


NEBRASKA (2.5%)
Nebraska Public Power Dist. Rev.                                    0.00%     1/1/2006 (1)              24,465         17,811
Nebraska Public Power Dist. Rev.                                    0.00%     1/1/2007 (1)              24,485         16,814
Nebraska Public Power Dist. Rev.                                    0.00%     1/1/2008 (1)              15,000          9,697
Nebraska Public Power Dist. Rev.                                    5.25%     1/1/2011 (1)              10,000          9,842
                                                                                                                  -----------
                                                                                                                       54,164
                                                                                                                  -----------

NEVADA (0.2%)
Clark County NV GO                                                  6.50%     6/1/2017 (2)               5,000          5,382
                                                                                                                  -----------


NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. (Hitchcock Clinic)                       6.00%     7/1/2015 (1)               7,560          7,567
                                                                                                                  -----------


NEW JERSEY (5.7%)
Atlantic County NJ Public Fac. COP                                  7.40%     3/1/2012 (3)               4,335          5,078
Hoboken-Union City-Weehawken NJ Sewerage Auth.                      6.25%     8/1/2014 (1)              10,185         10,885
Hoboken-Union City-Weehawken NJ Sewerage Auth.                      6.25%     8/1/2015 (1)              10,820         11,490
New Jersey Econ. Dev. Auth. Rev. Transp. Project
   (Light Rail Transit System)                                     5.875%     5/1/2015                  10,000         10,134
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Barnabas Health Care)                                     5.25%     7/1/2015 (1)               7,000          6,613
New Jersey Health Care Fac. Finance Auth. Rev.
   (Saint Clares Riverside Medical Center)                          5.75%     7/1/2014 (1)               3,000          3,008
New Jersey Health Care Fac. Finance Auth. Rev.
   (Virtua Health)                                                  5.25%     7/1/2014 (4)              14,985         14,305
New Jersey Sports & Exposition Auth. Rev.                           6.50%     3/1/2013 (1)              18,795         20,676
New Jersey Turnpike Auth. Rev.                                      6.50%     1/1/2013 (1)              30,000         32,665
New Jersey Turnpike Auth. Rev.                                      6.50%     1/1/2016 (1)               5,000          5,436
New Jersey Turnpike Auth. Rev. VRDO                                 3.40%    11/3/1999 (3)LOC            3,100          3,100
                                                                                                                  -----------
                                                                                                                      123,390
                                                                                                                  -----------

NEW MEXICO (0.5%)
Albuquerque NM Hosp. System (Presbyterian Health)                  6.375%     8/1/2007 (1)               4,000          4,248
Farmington NM Util. System Rev.                                     5.75%    5/15/2013 (3)               2,055          2,066
Farmington NM Util. System Rev.                                     5.75%    5/15/2013 (3)(ETM)            945            962
Univ. of New Mexico Rev.                                           5.375%     6/1/2026 (1)               5,000          4,581
                                                                                                                  -----------
                                                                                                                       11,857
                                                                                                                  -----------

NEW YORK (3.9%)
Long Island NY Power Auth. Electric System Rev. VRDO                3.50%    11/2/1999 LOC               1,000          1,000
Metro. NY Transit Auth. Rev. (Commuter Fac.)                        5.25%     7/1/2028 (4)               4,750          4,223
Metro. NY Transit Auth. Rev. (Dedicated Petroleum Tax)              6.00%     4/1/2020 (1)              18,000         18,340
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                        7.00%    6/15/2001 (2)(Prere.)         335            353
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                        7.00%    6/15/2009 (2)               1,510          1,586

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                  COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                   3.55%    11/2/1999 (3)          $    1,300    $     1,300
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                   3.55%    11/2/1999 (3)                 115            115
New York City NY VRDO                                               3.35%    11/3/1999                   1,150          1,150
New York State Dormitory Auth. Rev. (St. John's Univ.)              5.25%     7/1/2025 (1)               6,000          5,371
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                     4.70%    11/1/2008 (1)               7,125          6,756
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                     4.80%    11/1/2009 (1)              13,765         12,995
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                     4.90%    11/1/2010 (1)               4,575          4,301
New York State Medical Care Fac. Finance Agency
   (Mental Health Serivces)                                         6.00%    2/15/2005 (1)(Prere.)       4,805          5,148
New York State Medical Care Fac. Finance Agency
   (Mental Health Services)                                         6.00%    8/15/2015 (1)                 195            199
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                      5.75%    12/1/2022 (1)               8,455          8,213
Suffolk County NY Water Auth.                                       5.75%     6/1/2013 (2)               7,345          7,386
Triborough Bridge & Tunnel Auth. Rev. NY                            6.00%     1/1/2014                   4,500          4,569
Triborough Bridge & Tunnel Auth. Rev. NY                            6.00%     1/1/2015 (2)                 260            262
                                                                                                                  -----------
                                                                                                                       83,267
                                                                                                                  -----------

NORTH CAROLINA (1.8%)
New Hanover County NC Hosp. Rev.
   (New Haven Regional Medical Center Project)                      5.00%    10/1/2028 (1)              11,200          9,508
North Carolina Medical Care Rev.
   (St. Joseph's Health System)                                    5.125%    10/1/2028 (1)              10,000          8,635
North Carolina Medical Care Rev. (Wake County Hosp.)                5.25%    10/1/2017 (1)              14,250         12,911
North Carolina Muni. Power Agency (Catawba Electric)                6.00%     1/1/2010 (1)               6,750          7,020
                                                                                                                  -----------
                                                                                                                       38,074
                                                                                                                  -----------

NORTH DAKOTA (0.5%)
Mercer County ND PCR (Basin Electric Power)                         6.05%     1/1/2019 (2)              10,000         10,039
                                                                                                                  -----------


OHIO (5.0%)
Cleveland OH Public Power System Rev.                               7.00%   11/15/2004 (1)(Prere.)       5,000          5,600
Cleveland OH School Dist. GO                                       5.875%    12/1/2011 (3)               4,720          4,888
Cleveland OH Water Works Rev.                                       6.25%     1/1/2002 (2)(Prere.)       2,405          2,542
Cleveland OH Water Works Rev.                                       6.25%     1/1/2015 (2)                  95             99
Cuyahoga County OH Hosp. Refunding & Improvement
   (Univ. Hosp.)                                                   5.625%    1/15/2021 (1)              11,480         10,940
Franklin County OH Convention Center Rev.                           0.00%    12/1/2006 (1)               4,355          3,039
Greater Cleveland OH Regional Transp. Auth. GO                      5.65%    12/1/2006 (3)(Prere.)       5,000          5,273
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                          3.45%    11/3/1999 (1)               4,500          4,500
Hamilton County OH Sales Tax Rev.
   (Hamilton County Football Project)                               5.00%    12/1/2027 (1)              10,000          8,589
Northeast OH Regional Sewer Dist. Rev.                              6.50%   11/15/2001 (2)(Prere.)       5,750          6,061
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)               7.10%     6/1/2018 (3)               6,500          6,721
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)               7.45%     3/1/2016 (3)               9,500          9,782
Ohio GO                                                            7.625%     8/1/2009                   4,345          5,155
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                5.125%     6/1/2019 (1)              18,000         16,221
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                 5.50%    12/1/2010 (1)               3,575          3,644
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                 5.50%     6/1/2012 (1)               3,175          3,189
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                 5.50%     6/1/2013 (1)               3,420          3,407
Ohio Water Dev. Auth. PCR (Water Control Loan Fund)                 5.50%     6/1/2014 (1)               7,475          7,371
                                                                                                                  -----------
                                                                                                                      107,021
                                                                                                                  -----------

OREGON (1.0%)
Oregon Health Sciences Univ. Rev.                                   5.25%     7/1/2025 (1)               4,500          4,012
Oregon Health, Housing, Educ. & Culture Fac.
   (Lewis & Clark College)                                          6.00%    10/1/2013 (1)               2,250          2,315
Portland OR Sewer System Rev.                                       5.50%     6/1/2017 (1)              15,000         14,475
                                                                                                                  -----------
                                                                                                                       20,802
                                                                                                                  -----------

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (8.0%)
Allegheny County PA Sanitation Auth. Sewer Rev.                     5.50%    12/1/2016 (3)          $   10,000    $     9,521
Allegheny County PA Sanitation Auth. Sewer Rev.                     6.00%    12/1/2019 (1)              20,000         20,104
Armstrong County PA Hosp. Auth. Rev.                                6.25%     6/1/2013 (2)              18,400         19,330
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.          5.50%     8/1/2028 (2)              30,000         28,385
Lehigh County PA General Purpose Auth. (Lehigh Valley Hosp.)        6.50%     7/1/2002 (1)(Prere.)       6,655          7,123
Pennsylvania Convention Center Auth. Rev.                           6.00%     9/1/2019 (3)(ETM)         10,000         10,186
Pennsylvania Convention Center Auth. Rev.                           6.70%     9/1/2016 (3)(ETM)          9,970         11,088
Pennsylvania Higher Educ. Fac. Health Services Rev.
   (Allegheny/Delaware Valley)                                     5.875%   11/15/2016 (1)              10,000          9,833
Pennsylvania Higher Educ. Fac. Health Services Rev.
   (Delaware Valley)                                               5.875%   11/15/2016 (1)              10,000          9,899
Pennsylvania Turnpike Comm. Rev.                                    6.00%     6/1/2015 (1)               1,000          1,021
Philadelphia PA Gas Works Rev.                                      6.00%    5/15/2000 (2)(Prere.)       3,000          3,094
Philadelphia PA Water & Waste Water Rev.                            7.00%    6/15/2010 (3)              15,000         16,946
Philadelphia PA Water & Waste Water Rev.                            7.00%    6/15/2011 (3)              16,500         18,680
Pittsburgh PA Water & Sewer System Rev.                             7.25%     9/1/2014 (3)(ETM)          5,000          5,702
Sharon PA Reqional Health System Auth. Rev.
   (Mercer County PA Health System Rev.)                            5.00%    12/1/2028 (1)               2,920          2,440
                                                                                                                  -----------
                                                                                                                      173,352
                                                                                                                  -----------
PUERTO RICO (0.2%)
Puerto Rico Public Building Auth. Rev.                              0.00%     7/1/2001 (3)               4,150          3,871
                                                                                                                  -----------


RHODE ISLAND (0.2%)
Rhode Island Public Building Auth.                                  6.00%     2/1/2011 (2)               3,805          3,890
                                                                                                                  -----------
SOUTH CAROLINA (2.3%)
Piedmont SC Muni. Power Agency Rev.                                 6.75%     1/1/2019 (3)              10,600         11,612
Piedmont SC Muni. Power Agency Rev.                                 6.75%     1/1/2020 (3)              23,515         25,764
Public Service Auth. Rev. of South Carolina                         6.25%     1/1/2022 (2)              13,000         13,098
                                                                                                                  -----------
                                                                                                                       50,474
                                                                                                                  -----------

SOUTH DAKOTA (0.5%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)       7.625%     1/1/2008 (1)(Prere.)      10,065         11,669
                                                                                                                  -----------


TENNESSEE (2.3%)
Jackson TN Hosp. Rev. (Madison County General Hosp.)                5.00%     4/1/2028 (2)              13,750         11,628
Johnson City TN Health & Educ. Rev.
   (Johnson City Medical Center)                                   5.125%     7/1/2025 (1)              15,000         13,027
Johnson City TN Health & Educ. Rev.
   (Johnson City Medical Center)                                    5.25%     7/1/2028 (1)               9,250          8,160
Nashville & Davidson County TN Health & Educ. Fac.
   (Meharry Medical College)                                        6.00%    12/1/2012 (2)               3,405          3,582
Tennessee Health, Educ. & Housing Fac.
   (Methodist Health System)                                        5.50%     8/1/2012 (1)               2,500          2,468
Tennessee Housing Dev. Agency                                      7.125%     7/1/2017 (1)               2,665          2,747
Tennessee School Board Auth.                                        5.50%     5/1/2006 (4)(Prere.)         990          1,037
Tennessee School Board Auth. Higher Educ. Fac.                      5.50%     5/1/2022 (4)               8,010          7,519
                                                                                                                  -----------
                                                                                                                       50,168
                                                                                                                  -----------

TEXAS (8.4%)
Austin TX Combined Util. System Rev.                                5.75%   11/15/2016 (2)              10,000          9,840
Corpus Christi TX Util. System Rev.                                 7.00%    7/15/2010 (3)               7,500          7,791
Houston TX Water & Sewer System Rev.                                0.00%    12/1/2019 (4)              62,100         18,143
Houston TX Water & Sewer System Rev.                                0.00%    12/1/2021 (4)              40,000         10,294
Houston TX Water & Sewer System Rev.                                7.00%    12/1/2000 (1)(Prere.)      12,280         12,923
Houston TX Water Conveyance System                                  6.25%   12/15/2012 (2)               8,340          8,799
Houston TX Water Conveyance System                                  6.80%   12/15/2010 (2)               5,490          6,071
Houston TX Water Conveyance System                                  6.80%   12/15/2011 (2)               8,910          9,863
Lower Colorado River Auth. Rev. of Texas                           5.625%     1/1/2015 (4)(Prere.)       3,055          3,047
Lower Colorado River Auth. Rev. of Texas                            5.75%    5/15/2012 (4) +             7,500          7,594
Lower Colorado River Auth. Rev. of Texas                            6.00%    5/15/2013 (4) +            12,500         12,834
Northeast Texas Hosp. Auth. (Northeast Medical Center)             5.625%    5/15/2017 (4)               7,425          7,086
Northeast Texas Hosp. Auth. (Northeast Medical Center)             5.625%    5/15/2022 (4)               7,110          6,699
Northeast Texas Hosp. Auth. (Northeast Medical Center)              6.00%    5/15/2009 (4)               3,945          4,132
Northeast Texas Hosp. Auth. (Northeast Medical Center)              6.00%    5/15/2010 (4)               2,000          2,079

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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
INSURED LONG-TERM TAX-EXEMPT FUND                                  COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
San Antonio TX Electric & Gas System Rev.                           0.00%     2/1/2007 (3)          $   15,000    $    10,306
Texas TRAN                                                          4.50%    8/31/2000                  40,000         40,222
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                 0.00%     1/1/2010 (2)               6,000          3,428
                                                                                                                  -----------
                                                                                                                      181,151
                                                                                                                  -----------

VIRGINIA (0.6%)
Henry County VA Public Service Auth.                                6.25%   11/15/2019 (3)               1,500          1,514
Norfolk VA Water Dev.                                               5.90%    11/1/2025 (1)              12,150         12,023
                                                                                                                  -----------
                                                                                                                       13,537
                                                                                                                  -----------

WASHINGTON (1.1%)
Chelan County WA Public Util. Dist.
   (Rock Island Hydro Project)                                      0.00%     6/1/2009 (1)              10,950          6,502
Chelan County WA Public Util. Dist.
   (Rock Island Hydro Project)                                      0.00%     6/1/2015 (1)              12,585          4,925
Chelan County WA Public Util. Dist.
   (Rock Island Hydro Project)                                      0.00%     6/1/2017 (1)              11,000          3,758
Snohomish County WA Mukilteo School Dist.                           5.65%    12/1/2010 (3)               3,950          4,075
Snohomish County WA Mukilteo School Dist.                           5.70%    12/1/2011 (3)               5,000          5,154
                                                                                                                  -----------
                                                                                                                       24,414
                                                                                                                  -----------

WEST VIRGINIA (1.2%)
West Virginia Hosp. Finance Auth. Rev.
   (Charleston Medical Center)                                      5.75%     9/1/2013 (1)               8,000          8,044
West Virginia State Building Comm. Rev.
   (Jail & Correctional Fac.)                                       7.00%     7/1/2011 (1)               7,325          8,419
West Virginia State Building Comm. Rev.
   (Jail & Correctional Fac.)                                       7.00%     7/1/2012 (1)               7,840          9,003
                                                                                                                  -----------
                                                                                                                       25,466
                                                                                                                  -----------

WISCONSIN (0.2%)
Wisconsin Health & Educ. Fac. Auth. Rev.
   (St. Luke's Medical Center)                                      7.10%    8/15/2001 (1)               4,000          4,271
                                                                                                                  -----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,156,557)                                                                                                2,198,886
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.8%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   38,139
Payables for Investment Securities Purchased                                                                          (69,453)
Other Liabilities                                                                                                      (7,368)
                                                                                                                  -----------
                                                                                                                      (38,682)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 184,785,252 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                $2,160,204
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $11.69
==============================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.

------------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT            PER
                                                                                                         (000)          SHARE
------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                    $2,146,606         $11.62
Undistributed Net Investment Income                                                                        --             --
Overdistributed Net Realized Gains--Note E                                                            (28,731)          (.16)
Unrealized Appreciation--Note F                                                                        42,329            .23
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $2,160,204         $11.69
==============================================================================================================================

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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
LONG-TERM TAX-EXEMPT FUND                                          COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.4%)
------------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.5%)
Birmingham AL Airport Auth.                                        5.375%     7/1/2020 (2) +        $    6,585    $     5,978
Huntsville AL Health Care Auth. VRDO                                3.50%    11/3/1999 (1)               1,800          1,800
                                                                                                                  -----------
                                                                                                                        7,778
                                                                                                                  -----------

ARIZONA (0.6%)
Scottsdale AZ IDA (Memorial Hosp.)                                  6.00%     9/1/2012 (2)               4,000          4,083
Scottsdale AZ IDA (Memorial Hosp.)                                 6.125%     9/1/2017 (2)               4,700          4,739
                                                                                                                  -----------
                                                                                                                        8,822
                                                                                                                  -----------

CALIFORNIA (15.4%)
Anaheim CA Public Finance Auth.                                     6.00%     9/1/2013 (4)               7,000          7,391
Anaheim CA Public Finance Auth.                                     6.00%     9/1/2014 (4)               2,500          2,617
California Dept. of Veteran Affairs                                 5.45%    12/1/2019 (2)               7,655          7,469
California GO                                                       4.75%    12/1/2028                  10,000          8,114
California GO                                                       6.25%     9/1/2012                   5,000          5,409
California Health Fac. (Cedars-Sinai Medical Center)                6.25%    12/1/2034 +                 5,000          4,928
California Public Works Lease Board Rev.
   (California State Univ.)                                         5.50%    10/1/2014                   3,000          2,943
California Public Works Lease Board Rev.
   (Community College Project)                                     5.625%     3/1/2016 (2)              11,370         11,243
California Public Works Lease Board Rev.
   (Dept. of Corrections)                                           5.25%     1/1/2021 (2)               5,000          4,587
California Public Works Lease Board Rev.
   (Dept. of Corrections)                                          5.625%    11/1/2016 (1)              16,675         16,451
California Statewide Community Dev. Auth.
   (Riverside County) Rev. TRAN                                     4.00%    9/29/2000                  30,000         30,104
California Statewide Community Dev. Auth. PUT
   (Irvine Apartments)                                              5.10%    5/17/2010                  10,000          9,348
Contra Costa County CA TRAN                                         4.00%    9/29/2000                  24,000         24,086
Fresno CA Sewer Rev.                                                6.25%     9/1/2010 (2)               6,395          6,995
Irvine CA Ranch Water Dist. VRDO                                    3.50%    11/2/1999 LOC                 500            500
Irvine CA Ranch Water Dist. VRDO                                    3.65%    11/2/1999 LOC                 350            350
Los Angeles County CA COP (Capital Fac. Project)                    6.50%     3/1/2000 (Prere.)         21,815         22,455
Los Angeles County CA Public Works Rev.                             5.50%    10/1/2011                   5,000          5,072
Los Angeles County CA Public Works Rev.                             5.50%    10/1/2012                   6,750          6,796
San Bernardino CA Medical Center COP                                5.50%     8/1/2019 (1)              11,400         10,884
San Bernardino CA Medical Center COP                                5.50%     8/1/2024 (1)              11,295         10,598
San Bernardino County CA COP (Capital Fac. Project)                6.875%     8/1/2024 (ETM)            18,000         20,305
San Diego CA Unified School Dist. GO                                0.00%     7/1/2012 (3)               5,420          2,688
San Diego CA Unified School Dist. GO                                0.00%     7/1/2013 (3)               7,160          3,316
San Jose CA Redevelopment Agency
   (Merged Area Redevelopment Project)                              4.75%     8/1/2029 (2)               8,400          6,871
Southern California Public Power Auth. Transmission Project         0.00%     7/1/2014                   8,500          3,637
                                                                                                                  -----------
                                                                                                                      235,157
                                                                                                                  -----------

COLORADO (1.2%)
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2013 (1)              10,000          4,484
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2016 (1)              10,185          3,685
E-470 Public Highway Auth. CO Rev.                                  5.00%     9/1/2015 (1)              11,645         10,564
                                                                                                                  -----------
                                                                                                                       18,733
                                                                                                                  -----------

DISTRICT OF COLUMBIA (1.4%)
District of Columbia GO                                             5.40%     6/1/2012 (2)               5,000          4,864
District of Columbia GO                                             6.00%     6/1/2011 (1)               8,990          9,309
District of Columbia GO                                             6.75%     6/1/2000 (2)(Prere.)       6,100          6,320
District of Columbia GO                                             6.75%     6/1/2005 (1)                  40             41
                                                                                                                  -----------
                                                                                                                       20,534
                                                                                                                  -----------

FLORIDA (3.2%)
Dade County FL Water & Sewer System Rev. VRDO                       3.45%    11/3/1999 (3)               9,200          9,200
Florida Board of Educ. Capital Outlay                               4.75%     6/1/2028                   3,000          2,452
Florida Turnpike Auth. Rev.                                         5.00%     7/1/2019 (3)              10,320          9,180
Orange County FL Health Fac. Auth. VRDO
   (AdventistHealth System/Sunbelt)                                 3.50%    11/4/1999 LOC                 400            400
Orange County FL School Dist. COP                                  5.375%     8/1/2017 (1)               5,000          4,718
Sunrise FL Util. System Rev.                                        5.50%    10/1/2018 (2)              12,000         11,602
Tampa Bay FL Water Util. System Rev.                                5.00%    10/1/2021 (3)              12,860         11,360
                                                                                                                  -----------
                                                                                                                       48,912
                                                                                                                  -----------

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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
LONG-TERM TAX-EXEMPT FUND                                          COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
GEORGIA (2.3%)
Atlanta GA Water & Wastewater Rev.                                  5.50%    11/1/2022 (3)          $   10,000    $     9,573
College Park GA IDA GO (Civic Center)                               7.00%     9/1/2010                  11,500         12,908
Metro. Atlanta GA Rapid Transit Auth. Rev.                          6.25%     7/1/2018                  12,170         12,943
                                                                                                                  -----------
                                                                                                                       35,424
                                                                                                                  -----------

HAWAII (0.5%)
Honolulu HI GO                                                     5.125%     7/1/2012 (3)               4,000          3,825
Honolulu HI GO                                                     5.125%     7/1/2013 (3)               4,580          4,316
                                                                                                                  -----------
                                                                                                                        8,141
                                                                                                                  -----------

ILLINOIS (4.4%)
Chicago IL Board of Educ.                                           0.00%    12/1/2013 (2)               5,000          2,201
Chicago IL Board of Educ.                                           0.00%    12/1/2014 (2)               5,000          2,046
Chicago IL Board of Educ.                                           0.00%    12/1/2016 (2)               8,545          3,030
Chicago IL Metro. Water Capital Improvement Rev.                    7.00%     1/1/2011                  20,000         22,620
Chicago IL Public Building Comm.                                    7.00%     1/1/2020 (1)(ETM)          6,000          6,787
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)        7.40%    12/1/2024 (1)               8,150          9,025
Illinois Metro. Pier & Exposition Auth. Rev.                        0.00%   12/15/2014                  16,100          6,602
Illinois Metro. Pier & Exposition Auth. Rev.                        6.75%     6/1/2010 (1)               6,000          6,630
Illinois Toll Highway Auth. Rev. VRDO                               3.50%    11/3/1999 (1) LOC           3,555          3,555
Will County IL Community School Dist.                               0.00%    11/1/2013 (4)              10,000          4,423
                                                                                                                  -----------
                                                                                                                       66,919
                                                                                                                  -----------

INDIANA (1.5%)
Indiana Health Fac. Financing Auth. Hosp. Rev.
   (Ancilla System, Inc.)                                           5.75%     7/1/2015 (1)               4,470          4,366
Indiana Office Building Comm. Rev. (Capitol Complex)                6.90%     7/1/2011                  16,875         18,847
                                                                                                                  -----------
                                                                                                                       23,213
                                                                                                                  -----------

LOUISIANA (1.7%)
De Soto Parish LA PCR (Southwestern Electric Power Co.)             7.60%     1/1/2019                  24,300         26,426
                                                                                                                  -----------


MAINE (0.7%)
Maine Health & Higher Educ. Fac. Auth Rev.                          5.25%     7/1/2023 (1)              11,495         10,174
                                                                                                                  -----------


MARYLAND (1.0%)
Maryland Health & Higher Educ. Fac. Auth. Rev.
   (Medlantic\Helix)                                                5.25%    8/15/2038 (4)              17,500         15,278
                                                                                                                  -----------

MASSACHUSETTS (8.4%)
Massachusetts Bay Transp. Auth.                                     7.00%     3/1/2021                  15,000         16,848
Massachusetts GO                                                    5.75%     5/1/2002 (Prere.)          7,500          7,869
Massachusetts GO                                                    6.00%     6/1/2001 (Prere.)          3,500          3,596
Massachusetts GO                                                    6.50%     8/1/2011                   2,345          2,468
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Boston Medical Center)                                          5.00%     7/1/2019 (1)               3,450          2,972
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                5.70%     7/1/2015                   8,665          7,651
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                         5.00%     7/1/2018 (4)               9,920          8,593
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Univ. of Massachusetts Memorial)                                5.00%     7/1/2018 (2)               3,685          3,192
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Univ. of Massachusetts Memorial)                                5.00%     7/1/2028 (2)               3,500          2,937
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
   (Harvard Univ.)                                                  3.34%    11/4/1999                   1,325          1,325
Massachusetts Housing Finance Agency                               6.125%   11/15/2008                   3,500          3,617
Massachusetts Port Auth. Rev.                                       5.00%     7/1/2018                   3,500          3,078
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)          5.125%     1/1/2023 (1)              23,000         20,290
Massachusetts Water Resources Auth. Rev.                            5.50%    7/15/2002 (Prere.)          5,000          5,140
Massachusetts Water Resources Auth. Rev.                            5.50%    11/1/2006 (3)(Prere.)       4,880          5,098
Massachusetts Water Resources Auth. Rev.                            6.50%    7/15/2019                  32,000         34,196
                                                                                                                  -----------
                                                                                                                      128,870
                                                                                                                  -----------

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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
MICHIGAN (1.7%)
Detroit MI GO                                                      6.375%     4/1/2007              $    4,500    $     4,755
Grand Rapids MI Tax Increment Rev. (Downtown Project)              6.875%     6/1/2024 (1)               7,500          8,098
Wayne Charter County MI Airport Rev.                                5.25%    12/1/2018 (1)              15,005         13,484
                                                                                                                  -----------
                                                                                                                       26,337
                                                                                                                  -----------

MISSISSIPPI (1.4%)
Mississippi GO                                                      6.00%    11/1/2013 +                10,250         10,569
Mississippi GO                                                      6.00%    11/1/2014 +                10,800         11,053
                                                                                                                  -----------
                                                                                                                       21,622
                                                                                                                  -----------

MISSOURI (0.7%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                            3.45%    11/3/1999                  10,300         10,300
                                                                                                                  -----------

NEVADA (2.4%)
Clark County NV Building Auth.                                      5.25%    6/15/2016 (3)               7,000          6,473
Clark County NV Passenger Fac. Rev.                                5.375%     7/1/2014 (1)              14,780         14,150
Humboldt County NV PCR (Idaho Power Co.)                            8.30%    12/1/2014                   9,100         10,241
Nevada GO                                                           5.25%    5/15/2016                   6,570          6,077
                                                                                                                  -----------
                                                                                                                       36,941
                                                                                                                  -----------

NEW JERSEY (2.5%)
New Jersey Health Care Fac. Auth. Rev.
   (Atlantic City Medical Center)                                   6.80%     7/1/2005                   3,500          3,729
New Jersey Sports & Exposition Auth. Rev.                           6.50%     3/1/2002 (Prere.)          3,255          3,467
New Jersey Sports & Exposition Auth. Rev.                           6.50%     3/1/2013                  10,000         11,001
New Jersey Sports & Exposition Auth. Rev.                           6.50%     3/1/2019                  16,745         17,537
New Jersey Turnpike Auth. Rev. VRDO                                 3.40%    11/3/1999 (3)LOC            2,000          2,000
                                                                                                                  -----------
                                                                                                                       37,734
                                                                                                                  -----------

NEW YORK (10.0%)
Babylon NY Waste Water Fac. GO                                      9.00%     8/1/2008 (3)               4,900          6,148
Babylon NY Waste Water Fac. GO                                      9.00%     8/1/2009 (3)               2,800          3,556
Babylon NY Waste Water Fac. GO                                      9.00%     8/1/2010 (3)               4,900          6,301
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)          5.25%     4/1/2026 (1)               4,675          4,173
Metro. Transit Auth. of New York (Dedicated Petroleum Tax)          6.00%     4/1/2020 (1)              13,665         13,923
Metro. Transit Auth. of New York (Transp. Fac. Rev.)                5.70%     7/1/2017 (1)               8,320          8,099
New York City NY GO                                                 7.10%     2/1/2002 (1)(Prere.)         355            380
New York City NY GO                                                 7.10%     2/1/2010 (1)                 720            766
New York City NY Muni. Water Finance Auth. Water &
   Sewer System Rev.                                                7.00%    6/15/2001 (Prere.)          2,520          2,654
New York City NY Transitional Finance Auth. Future Tax Rev.
   VRDO                                                             3.50%    11/3/1999 LOC               4,600          4,600
New York City NY Transitional Finance Auth. Rev.                    4.75%    11/1/2023                   5,750          4,747
New York City NY Transitional Finance Auth. Rev.                    5.00%     5/1/2017                   5,000          4,428
New York City NY VRDO                                               3.35%    11/3/1999 LOC                 400            400
New York State Dormitory Auth. Rev. (State Univ.)                   5.00%    5/15/2014                  10,000          9,020
New York State Dormitory Auth. Rev. (State Univ.)                   7.50%    5/15/2011                  18,900         21,617
New York State Dormitory Auth. Rev. VRDO
   (Sloan-Kettering Cancer Center)                                  3.50%    11/2/1999 LOC                 900            900
New York State Local Govt. Assistance Corp.                        5.375%     4/1/2012                   5,275          5,142
New York State Local Govt. Assistance Corp.                         5.40%     4/1/2013                  13,125         12,699
New York State Local Govt. Assistance Corp.                         5.40%     4/1/2015                   5,700          5,363
New York State Medical Care Fac. Finance Auth. Agency Rev.
   (Hosp. & Nursing Home Mortgage Rev.)                            6.875%    2/15/2002 (7)(Prere.)         640            685
New York State Medical Care Fac. Finance Auth. Agency Rev.
   (Hosp. & Nursing Home Mortgage Rev.)                            6.875%    2/15/2032 (7)               4,360          4,612
Triborough Bridge & Tunnel Auth. Rev. NY                            5.00%     1/1/2015 (4)               5,000          4,525
Triborough Bridge & Tunnel Auth. Rev. NY                            5.00%     1/1/2016 (4)               5,000          4,487
Triborough Bridge & Tunnel Auth. Rev. NY                            5.00%     1/1/2024                   6,845          5,883
Triborough Bridge & Tunnel Auth. Rev. NY                            5.50%     1/1/2030                   7,750          7,141
Triborough Bridge & Tunnel Auth. Rev. NY                           6.125%     1/1/2021                  10,000         10,343
                                                                                                                  -----------
                                                                                                                      152,592
                                                                                                                  -----------

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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
LONG-TERM TAX-EXEMPT FUND                                          COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA (2.4%)
Cumberland County NC Hosp. Fac. Rev. (Cape Fear Hosp.)              5.25%    10/1/2024              $    5,000    $     4,250
New Hanover County NC Hosp. Rev.
   (New Haven Regional Medical Center Project)                      5.00%    10/1/2028 (1)               5,000          4,245
North Carolina Eastern Muni. Power Agency Rev.                      6.50%     1/1/2018 (ETM)             4,625          5,002
North Carolina Eastern Muni. Power Agency Rev.                      7.50%     1/1/2009 (Prere.)          4,935          5,814
North Carolina Medical Care Rev. (Novant Health Project)            5.00%    10/1/2024                   5,200          4,460
North Carolina Medical Care Rev. (St. Joseph's Health System)       5.10%    10/1/2018                   5,000          4,395
North Carolina Medical Care Rev. (St. Joseph's Health System)      5.125%    10/1/2028 (1)               2,000          1,727
North Carolina Medical Care Rev. (Wake County Hosp.)                5.25%    10/1/2017 (1)               7,100          6,433
                                                                                                                  -----------
                                                                                                                       36,326
                                                                                                                  -----------

OHIO (0.3%)
Franklin County OH Hosp. Rev. (Children's Hosp.)                    5.75%    11/1/2020                   2,945          2,800
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                          3.45%    11/3/1999 (1)               1,740          1,740
                                                                                                                  -----------
                                                                                                                        4,540
                                                                                                                  -----------

OKLAHOMA (1.0%)
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                      5.625%    8/15/2029                  12,000          9,881
Tulsa OK Metro. Util. Auth. Rev.                                    5.75%     9/1/2019 (1)               5,525          5,397
                                                                                                                  -----------
                                                                                                                       15,278
                                                                                                                  -----------

OREGON (1.1%)
Clackamas County OR Hosp. Fac. Auth. Rev.
   (Legacy Health System)                                           5.50%    2/15/2014                   7,330          7,097
Portland OR Sewer System Rev.                                       5.50%     6/1/2017 (1)              10,090          9,737
                                                                                                                  -----------
                                                                                                                       16,834
                                                                                                                  -----------
PENNSYLVANIA (9.5%)
Allegheny County PA Sanitation Auth. Sewer Rev.                     6.00%    12/1/2019 (1)              10,000         10,052
Delaware County PA IDA Resource Recovery Rev.
   (Browning Ferris)                                                6.10%     7/1/2013                  15,000         13,927
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.          5.50%     8/1/2028 (2)              15,000         14,192
Pennsylvania GO                                                    6.375%    9/15/2009                  11,000         11,561
Pennsylvania GO                                                    6.375%    9/15/2010                   8,820          9,260
Pennsylvania GO                                                    6.375%    9/15/2011                   5,975          6,273
Pennsylvania GO                                                    6.375%    9/15/2012                  13,500         14,072
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Carnegie Mellon Univ.)                                          3.60%    11/2/1999                     400            400
Pennsylvania Housing Finance Agency Residential Dev. Rev.           7.50%     7/1/2006                   3,890          4,085
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                  5.00%    12/1/2023 (2)               7,975          6,884
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Jefferson Health System)                                       5.125%    5/15/2018 (2)              10,000          8,815
Philadelphia PA Water & Waste Water Rev.                            7.00%    6/15/2010 (3)              20,000         22,595
Pittsburgh PA GO                                                    5.25%     9/1/2016 (3)               8,195          7,581
Pittsburgh PA School Dist.                                          5.50%     9/1/2014 (1)               4,715          4,589
Pittsburgh PA Water & Sewer Auth. Rev.                              6.50%     9/1/2013 (3)              10,000         10,878
Radnor Township PA School Auth.                                    9.875%    9/15/2000 (ETM)               110            115
                                                                                                                  -----------
                                                                                                                      145,279
                                                                                                                  -----------

PUERTO RICO (0.7%)
Puerto Rico Electric Power Auth. Rev.                               5.25%     7/1/2014 (1)               2,580          2,503
Puerto Rico Electric Power Auth. Rev.                               5.25%     7/1/2014 (4)               2,000          1,940
Puerto Rico Govt. Dev. Bank VRDO                                    3.25%    11/3/1999 (1)               5,600          5,600
                                                                                                                  -----------
                                                                                                                       10,043
                                                                                                                  -----------

SOUTH CAROLINA (1.0%)
Piedmont SC Muni. Power Agency Rev.                                 6.50%     1/1/2015 (3)              12,210         13,000
Piedmont SC Muni. Power Agency Rev.                                 6.50%     1/1/2015 (3)(ETM)          2,035          2,212
                                                                                                                  -----------
                                                                                                                       15,212
                                                                                                                  -----------

TENNESSEE (2.7%)
Johnson City TN Health & Educ. Rev.
   (Johnson City Medical Center)                                   5.125%     7/1/2025 (1)              15,000         13,027
Johnson City TN Health & Educ. Rev.
   (Johnson City Medical Center)                                    5.25%     7/1/2028 (1)              10,570          9,324
Knoxville TN Health, Educ. & Housing Board Rev.
   (Univ. Health System Inc.)                                      5.625%     4/1/2024                  22,000         19,246
                                                                                                                  -----------
                                                                                                                       41,597
                                                                                                                  -----------

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
TEXAS (14.3%)
Austin TX Independent School Dist.                                  0.00%     8/1/2013              $    7,325    $     3,301
Bexar County TX Health Fac. Dev. Corp.
   (Baptist Health System)                                         5.375%   11/15/2022 (1)               5,000          4,531
Brazos County TX Health Dev. Franciscan Service Corp.              5.375%     1/1/2022 (1)               5,750          5,220
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (St. Lukes Episcopal Hosp.)                                      3.65%    11/2/1999                   5,600          5,600
Houston TX Hotel Occupancy Tax Rev.                                 5.50%     7/1/2011 (4)              21,760         21,684
Houston TX Independent School Dist.                                 0.00%    9/15/2012 (2)               6,150          2,953
Houston TX Water & Sewer System Rev.                                0.00%    12/1/2012 (2)              20,500          9,724
Houston TX Water & Sewer System Rev.                               6.375%    12/1/2001 (2)(Prere.)         360            382
Houston TX Water & Sewer System Rev.                               6.375%    12/1/2017 (2)               5,640          5,799
Lewisville TX Independent School Dist.                              0.00%    8/15/2016                   5,630          2,042
Lewisville TX Independent School Dist.                              0.00%    8/15/2017                   6,940          2,350
Lower Colorado River Auth.                                          5.75%    5/15/2012 (4) +             5,500          5,569
Lower Colorado River Auth.                                          6.00%    5/15/2011 (4) +            12,605         13,135
North East TX Independent School Dist.                              5.00%     2/1/2016                   6,425          5,782
Round Rock TX Independent School Dist.                              0.00%    8/15/2011 (1)               5,000          2,583
San Antonio TX Electric & Gas Rev.                                  5.00%     2/1/2002 (Prere.)            610            623
San Antonio TX Electric & Gas Rev.                                  5.00%     2/1/2017                  13,525         12,016
Texas City TX IDA (Arco Pipeline Project)                          7.375%    10/1/2020                  17,000         19,741
Texas Muni. Power Agency                                            0.00%     9/1/2013                  19,915          8,930
Texas TRAN                                                          4.50%    8/31/2000                  30,000         30,166
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                 5.25%     1/1/2023 (3)              19,300         17,321
Texas Water Dev. Board Rev.                                         5.25%    7/15/2017                   7,000          6,460
Texas Water Dev. Board Rev.                                         6.50%    7/15/2010                  17,425         19,146
Texas Water Dev. Board Rev.                                         7.05%     8/1/2025                   5,655          6,128
Tomball TX Hosp. Auth. Rev.                                         6.00%     7/1/2025                   3,600          3,278
Tomball TX Hosp. Auth. Rev.                                         6.00%     7/1/2029                   5,000          4,524
                                                                                                                  -----------
                                                                                                                      218,988
                                                                                                                  -----------

UTAH (1.3%)
Intermountain Power Agency UT Power Supply Rev.                     5.00%     7/1/2020 (1)              18,345         15,778
Intermountain Power Agency UT Power Supply Rev.                     5.75%     7/1/2019 (1)               3,000          2,910
Utah GO VRDO                                                        3.35%    11/3/1999                     700            700
                                                                                                                  -----------
                                                                                                                       19,388
                                                                                                                  -----------

VIRGINIA (0.7%)
Richmond VA Metro. Expressway Auth. Rev.                           6.375%    7/15/2016 (3)               5,400          5,770
Virginia College Building Auth.
   (Washington & Lee Univ.)                                         5.25%     1/1/2031 (1)               5,430          4,810
                                                                                                                  -----------
                                                                                                                       10,580
                                                                                                                  -----------

WASHINGTON (2.9%)
Chelan County WA Public Util. Dist.
   (Rock Island Hydro Project)                                      0.00%     6/1/2014 (1)               5,000          2,108
Chelan County WA Public Util. Dist.
   (Rock Island Hydro Project)                                      0.00%     6/1/2017 (1)              11,685          3,992
Chelan County WA Public Util. Dist.
   (Rock Island Hydro Project)                                      0.00%     6/1/2018 (1)              10,000          3,197
Seattle WA Muni. Light & Power VRDO                                 3.45%    11/3/1999                   1,900          1,900
Washington Department of Ecology COP
   (State Office Building Project)                                  5.00%     4/1/2016                  27,820         24,332
Washington GO                                                       5.50%     5/1/2018                   4,000          3,843
Washington GO                                                       6.75%     2/1/2015                   3,450          3,797
Washington Health Care Fac. Auth. Rev. VRDO
   (Virginia Mason Medical Center)                                  3.65%    11/2/1999 (1)               1,670          1,670
                                                                                                                  -----------
                                                                                                                       44,839
                                                                                                                  -----------

WEST VIRGINIA (0.7%)
West Virginia Building Comm. Rev.
   (Jail & Correction Fac.)                                         7.00%     7/1/2014 (1)               8,975         10,249
                                                                                                                  -----------


WISCONSIN (2.3%)
Wisconsin Center Dist. Tax Rev.                                     5.25%   12/15/2023 (4)               8,000          7,221
Wisconsin Clean Water Rev.                                         6.875%     6/1/2011                  20,500         23,041
Wisconsin State Health & Educ. Fac. (Aurora Health)                5.625%    2/15/2029                   5,500          4,720
                                                                                                                  -----------
                                                                                                                       34,982
                                                                                                                  -----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,577,025)                                                                                                1,564,042
------------------------------------------------------------------------------------------------------------------------------

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       MARKET
                                                                                                                       VALUE*
LONG-TERM TAX-EXEMPT FUND                                                                                               (000)
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.4%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               $   27,709
Payables for Investment Securities Purchased                                                                          (57,400)
Other Liabilities                                                                                                      (6,855)
                                                                                                                  -----------
                                                                                                                      (36,546)

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 147,705,654 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                $1,527,496
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $10.34
==============================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.

------------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT            PER
                                                                                                         (000)          SHARE
------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $1,554,015         $10.52
 Undistributed Net Investment Income                                                                        --             --
 Overdistributed Net Realized Gains--Note E                                                            (13,536)          (.09)
 Unrealized Depreciation--Note F                                                                       (12,983)          (.09)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $1,527,496         $10.34
==============================================================================================================================

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                         COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.6%)
------------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.0%)
Alabama Special Care Fac. (Baptist Health System)                  5.875%   11/15/2026 (1)          $    5,000    $     4,845
Courtland AL Industrial Dev. Board Solid Waste
   (International Corp. Project)                                    6.70%    11/1/2029 +                 9,500          9,500
McIntosh AL IDR (Environmental Improvement)                        5.375%     6/1/2028                  17,000         15,008
                                                                                                                  -----------
                                                                                                                       29,353
                                                                                                                  -----------

ALASKA (0.2%)
North Slope Borough AK GO                                           7.50%    6/30/2001 (3)               3,000          3,152
Valdez AK Marine Terminal Rev. VRDO
   (Exxon Pipeline Co. Project)                                     3.50%    11/2/1999                   1,200          1,200
                                                                                                                  -----------
                                                                                                                        4,352
                                                                                                                  -----------

ARIZONA (1.2%)
Board of Regents Rev. (Univ. of Arizona)                            6.20%     6/1/2016                  26,660         28,148
Pima County AZ IDA Multi Family Mortgage
   (La Cholla Project)                                              8.50%     7/1/2020                   6,615          7,195
                                                                                                                  -----------
                                                                                                                       35,343
                                                                                                                  -----------

ARKANSAS (0.1%)
North Little Rock AR Electric System Rev.                           6.50%     7/1/2015 (1)               3,450          3,718
                                                                                                                  -----------


CALIFORNIA (10.1%)
California Health Fac. (Cedars-Sinai Medical Center)                6.25%    12/1/2034 +                 7,500          7,392
California Statewide Community Dev. Auth.
   (Archstone/LeClub)                                               5.30%     6/1/2008                   5,000          4,872
California Statewide Community Dev. Auth.
   (Archstone/Oak Ridge)                                            5.30%     6/1/2029                   5,900          5,749
California Statewide Community Dev. Auth.
   (Archstone/Pelican Hill)                                         5.30%     6/1/2008                   5,000          4,872
California Statewide Community Dev. Auth.
   (Archstone/River Meadows)                                        5.30%     6/1/2008                   5,000          4,872
California Statewide Community Dev. Auth. PUT
   (Irvine Apartments)                                              5.10%    5/17/2010                  22,000         20,566
California Statewide Community Dev. Auth. PUT
   (Irvine Apartments)                                              5.25%    5/15/2013                  20,000         18,639
California Statewide Community Dev. Auth. TRAN
   (Riverside County)                                               4.00%    9/29/2000                  35,000         35,122
California Veterans GO                                              5.20%    12/1/2010                  22,000         21,725
California Veterans GO                                              5.25%    12/1/2011                  38,000         37,233
Capistrano CA Unified School Dist. Community Fac. Dist.
   Special Tax                                                      5.40%     9/1/2012                   2,020          1,892
Capistrano CA Unified School Dist. Community Fac. Dist.
   Special Tax                                                      5.60%     9/1/2014                   1,570          1,459
Capistrano CA Unified School Dist. Community Fac. Dist.
   Special Tax                                                      5.65%     9/1/2015                   2,555          2,363
Capistrano CA Unified School Dist. Community Fac. Dist.
   Special Tax                                                      5.75%     9/1/2029                   8,000          7,108
Roseville CA Community Fac. Dist.                                   5.40%     9/1/2008                   2,000          1,911
Roseville CA Community Fac. Dist.                                   5.80%     9/1/2017                  10,000          9,306
Sacramento CA Muni. Util. Dist. Electric Rev.                       5.25%     7/1/2028                  18,000         15,916
San Bernardino County CA COP (Capital Fac. Project)                6.875%     8/1/2024 (ETM)            25,220         28,450
San Bernardino County CA COP (Medical Center Funding)               7.00%     8/1/2020                  12,180         13,660
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.         0.00%    1/15/2007 (1)               3,500          2,450
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.         0.00%    1/15/2009 (1)               4,095          2,538
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.         0.00%    1/15/2016                  22,500         14,059
San Joaquin Hills CA Transp. Corridor Agency Toll Road Rev.         0.00%    1/15/2017                  20,000         12,453
Southern California Public Power Auth. Rev.                         6.00%     7/1/2018                   3,985          3,986
Univ. of California Hosp. (Medical Center)                          6.00%     7/1/2026 (2)              10,260         10,138
                                                                                                                  -----------
                                                                                                                      288,731
                                                                                                                  -----------

COLORADO (3.9%)
Denver CO City & County School Dist.                                5.00%    12/1/2023 (3)              25,800         22,328
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2003 (1)               8,200          6,825
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2006 (1)              22,000         15,486
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2007 (1)              12,500          8,295
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2008 (1)              14,000          8,742
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2009 (1)              16,195          9,514
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2010 (1)               7,185          3,957
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2012 (1)              26,795         12,892
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2013 (1)               5,000          2,242
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2014 (1)               5,000          2,086
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2015 (1)               5,000          1,936
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2017 (1)              23,795          8,034
E-470 Public Highway Auth. CO Rev.                                  0.00%     9/1/2019 (1)              33,000          9,790
                                                                                                                  -----------
                                                                                                                      112,127
                                                                                                                  -----------

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                         COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT (0.8%)
Connecticut Dev. Auth. PCR (Connecticut Power & Light)              5.85%     9/1/2028              $   25,475    $    23,281
                                                                                                                  -----------


DISTRICT OF COLUMBIA (2.1%)
District of Columbia GO                                             5.75%     6/1/2010 (1)              15,000         15,273
District of Columbia GO                                             6.00%     6/1/2012 (1)               7,000          7,205
Metro. Washington D.C. Airport Auth. Rev.                           5.50%    10/1/2009 (3)               6,795          6,883
Metro. Washington D.C. Airport Auth. Rev.                           5.50%    10/1/2010 (3)               7,270          7,303
Metro. Washington D.C. Airport Auth. Rev.                           5.50%    10/1/2024 (1)               2,000          1,847
Metro. Washington D.C. Airport Auth. Rev.                           5.70%    10/1/2007 (1)              12,900         13,308
Metro. Washington D.C. Airport Auth. Rev.                          5.875%    10/1/2015 (1)               8,400          8,335
                                                                                                                  -----------
                                                                                                                       60,154
                                                                                                                  -----------

FLORIDA (2.6%)
Citrus County FL PCR (Florida Power Corp.)                          6.35%     2/1/2022                   6,500          6,577
Hillsborough County FL Aviation Auth. Rev.
   (Tampa Airport)                                                  5.25%    10/1/2003 (2)               2,000          2,040
Lee County FL IDA Health Care Fac. Rev.
   (Shell Point Village Project)                                    5.50%   11/15/2021                   3,750          3,199
Lee County FL IDA Health Care Fac. Rev.
   (Shell Point Village Project)                                    5.75%   11/15/2011                   1,475          1,413
Lee County FL IDA Health Care Fac. Rev.
   (Shell Point Village Project)                                    5.75%   11/15/2014                   1,000            936
Northern Palm Beach County FL Improvement Dist.
   Water Control & Improvement Unit Dev.                            5.85%     8/1/2013                   2,500          2,364
Northern Palm Beach County FL Improvement Dist.
   Water Contol & Improvement Unit Dev.                             6.00%     8/1/2029                   2,000          1,830
Orange County FL School Master Lease COP                            6.00%     8/1/2008 (1)              11,580         12,350
Orange County FL School Master Lease COP                            6.00%     8/1/2009 (1)              12,255         13,064
Orange County FL School Master Lease COP                            6.00%     8/1/2010 (1)              12,825         13,596
Orlando FL Special Assessment Rev.
   (Conroy Road Interchange Project)                                5.25%     5/1/2005                   2,005          1,923
Orlando FL Special Assessment Rev.
   (Conroy Road Interchange Project)                                5.50%     5/1/2010                   1,000            935
Orlando FL Special Assessment Rev.
   (Conroy Road Interchange Project)                                5.80%     5/1/2026                   1,000            888
Orlando FL Util. Comm. Rev.                                         6.75%    10/1/2017                   2,200          2,440
Palm Beach County FL Solid Waste Auth. Rev.                         6.00%    10/1/2007 (2)              10,850         11,589
                                                                                                                  -----------
                                                                                                                       75,144
                                                                                                                  -----------

GEORGIA (3.3%)
Atlanta GA Water & Sewer Rev.                                       5.25%     1/1/2007 (3)(Prere.)       7,850          8,065
Atlanta GA Water & Wastewater Rev.                                  5.50%    11/1/2015 (3)               8,500          8,349
Atlanta GA Water & Wastewater Rev.                                  5.50%    11/1/2016 (3)               7,000          6,834
Cartersville GA Water & Waste Water Fac.
   (Anheuser-Busch Cos., Inc.)                                      7.40%    11/1/2010                   5,000          5,580
Dalton County GA Dev. Auth. (Hamilton Health Care System)           5.50%    8/15/2017 (1)               5,000          4,808
Dalton County GA Dev. Auth. (Hamilton Health Care System)           5.50%    8/15/2026 (1)              12,000         11,249
Effingham County GA Dev. Auth. Solid Waste Disposal Rev.
   (Fort James Project)                                            5.625%     7/1/2018                  32,550         28,929
Georgia Muni. Electric Auth. Rev.                                   6.60%     1/1/2018 (1)               5,000          5,404
Savannah GA Hosp. Auth. Rev. (Candler Hosp.)                        7.00%     1/1/2003 (Prere.)         13,000         14,083
                                                                                                                  -----------
                                                                                                                       93,301
                                                                                                                  -----------

HAWAII (1.8%)
Hawaii Dept. of Budget & Finance (Hawaiian Electric Co.)            4.95%     4/1/2012 (1)              15,000         14,107
Hawaii GO                                                           6.25%     3/1/2007 (3)               5,000          5,364
Hawaii Harbor Capital Improvement Rev.                              5.50%     7/1/2027 (1)              18,500         16,795
Honolulu HI City & County Waste Water Systen Rev.                   0.00%     7/1/2017 (3)               6,000          2,043
Honolulu HI City & County Waste Water System Rev.                   0.00%     7/1/2018 (3)               2,000            637
Honolulu HI GO                                                     5.125%     7/1/2015 (3)               4,095          3,746
Honolulu HI GO                                                     5.125%     7/1/2016 (3)              10,655          9,672
                                                                                                                  -----------
                                                                                                                       52,364
                                                                                                                  -----------

ILLINOIS (3.3%)
Chicago IL Public Building Comm.                                    7.00%     1/1/2015 (1)(ETM)         10,000         11,036
Chicago IL Public Building Comm.                                    7.00%     1/1/2020 (1)(ETM)         10,000         11,312
Chicago IL O'Hare International Airport Special Fac. Rev.
   (International Terminal)                                         7.50%     1/1/2000 (Prere.)          4,000          4,104

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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
Cook County IL GO                                                   6.60%   11/15/2002 (1)(Prere.)     $12,000    $    12,954
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)        7.40%    12/1/2024 (1)              20,000         22,148
Illinois Dev. Finance Auth. Rev. (Regency Park Project)            10.25%    4/15/2019 -                 6,500          5,265
Illinois Dev. Finance Auth. Rev. (Regency Park Project)           10.625%    4/15/2020 -                 6,000          4,860
Illinois Dev. Finance Auth. Rev. Solid Waste Disposal
   (Waste Management Project)                                       5.05%     1/1/2010                   4,000          3,505
Illinois Health Fac. Auth. Rev. (Centegra Health System)            5.10%     9/1/2011 (2)               3,105          2,965
Illinois Health Fac. Auth. Rev. (Centegra Health System)            5.25%     9/1/2018 (2)               3,500          3,074
Illinois Health Fac. Auth. Rev. (Centegra Health System)            5.25%     9/1/2024 (2)               7,500          6,577
Illinois Health Fac. Auth. Rev. (United Medical Center)            8.125%     7/1/2003 (Prere.)          2,140          2,327
Illinois Toll Highway Auth. Rev.                                    6.30%     1/1/2011                   5,000          5,334
                                                                                                                  -----------
                                                                                                                       95,461
                                                                                                                  -----------

INDIANA (2.3%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)      7.375%     7/1/2023                  19,400         21,662
Indiana Office Building Comm. Rev. (Capitol Complex)                6.90%     7/1/2011                  15,660         17,490
Indianapolis IN Local Public Improvement Bond Bank                  6.75%     2/1/2014                  21,500         23,779
Indianapolis IN Local Public Improvement Bond Bank                  6.75%     2/1/2020                   2,500          2,641
                                                                                                                  -----------
                                                                                                                       65,572
                                                                                                                  -----------
IOWA (0.3%)
Des Moines IA Rev. (Des Moines General Hosp.)                       8.25%   11/15/2011                   9,620          9,438
                                                                                                                  -----------


KANSAS (0.2%)
Topeka KS Public Building Comm.                                     5.00%     6/1/2027 (1)               5,750          4,910
                                                                                                                  -----------


KENTUCKY (0.4%)
Jefferson County KY (Jewish Hosp. Health)                           5.65%     1/1/2017 (2)               8,000          7,678
Jefferson County KY (Jewish Hosp. Health)                           5.70%     1/1/2021 (2)               2,000          1,930
Kentucky Property & Buildings Comm. Rev.                            5.80%     9/1/2006                   3,100          3,204
                                                                                                                  -----------
                                                                                                                       12,812
                                                                                                                  -----------
LOUISIANA (2.1%)
Calcasieu Parish LA IDR PCR (Entergy Gulf States Inc.)              5.45%     7/1/2010                   5,000          4,642
Iberia Parish LA Hosp. Services Dist. Rev.                          8.00%    5/26/2016                   6,250          6,251
Louisiana GO                                                        5.25%    4/15/2010 (4)              10,610         10,509
Louisiana Health Educ. Auth. (Lambeth House Project)                8.75%    10/1/2006 (Prere.)         12,295         15,135
West Feliciana Parish LA PCR (Gulf States Util.)                    9.00%     5/1/2015                   4,000          4,194
West Feliciana Parish LA PCR PUT (Entergy Gulf States)              5.65%     9/1/2004                  19,000         18,793
                                                                                                                  -----------
                                                                                                                       59,524
                                                                                                                  -----------

MAINE (0.2%)
Jay ME Solid Waste Disposal Rev. Refunding                          6.20%     9/1/2019                   6,250          5,960
                                                                                                                  -----------


MARYLAND (0.1%)
Hagerstown MD Energy Financing Administration Solid
   Waste Disp. Rev. (Hagerstown Fiber Project)                      9.00%   10/15/2016 -                17,500          3,675
                                                                                                                  -----------


MASSACHUSETTS (6.6%)
Massachusetts GO                                                    6.00%     6/1/2001 (Prere.)         14,750         15,156
Massachusetts Grant Anticipation Notes                              5.25%    6/15/2012                  20,000         19,424
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Caritas Christi Obligated Group)                                5.70%     7/1/2015                  23,500         20,750
Massachusetts Health & Educ. Fac. Auth. Rev.
   (Harvard Pilgrim Health)                                         5.00%     7/1/2028 (4)              24,500         20,559
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
   (Harvard Univ.)                                                  3.34%    11/4/1999                   1,000          1,000
Massachusetts Housing Finance Agency Rev.                           5.95%    10/1/2008 (2)              27,485         28,342
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)         6.30%     7/1/2005                  34,500         35,863
Massachusetts Ind. Finance Agency Solid Waste Disposal Rev.
   (Massachusetts Paper Co. Project)                                8.50%    11/1/2012                   5,677          2,441
Massachusetts Water Resources Auth. Rev.                            6.50%    7/15/2019                  43,700         46,699
                                                                                                                  -----------
                                                                                                                      190,234
                                                                                                                  -----------

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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                         COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
MICHIGAN (4.5%)
Detroit MI GO                                                       6.25%     4/1/2005              $   13,000    $    13,631
Detroit MI GO                                                      6.375%     4/1/2006                   8,635          9,124
Dickinson County MI Memorial Hosp. System Rev.                     7.625%    11/1/2005                     855            928
Dickinson County MI Memorial Hosp. System Rev.                      8.00%    11/1/2014                   5,700          6,543
Flint MI Hosp. Building Auth. (Hurley Medical Center)               5.25%     7/1/2016                   2,250          1,931
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)           7.50%    10/1/2005 (Prere.)          6,620          7,524
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)           8.10%    10/1/2005 (Prere.)          5,000          5,908
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)          8.125%    10/1/2005 (Prere.)         15,000         17,741
Michigan Hosp. Finance Auth. Rev. (McLaren Health Care Corp.)       5.00%     6/1/2028                  22,000         17,584
Michigan Housing Dev. Auth. Rev.                                    6.30%     4/1/2004                   6,500          6,805
Michigan Public Power Agency Rev. (Belle River Project)             5.50%     1/1/2013                  27,000         26,478
Michigan Strategic Fund Limited Obligation Rev.
   (UTD Waste Systems Project)                                      5.20%     4/1/2010                   1,500          1,335
Michigan Strategic Fund Limited Obligation Rev. PUT
   (Detroit Edison)                                                 4.73%     9/1/2001                  12,000         11,976
Univ. of Michigan Hosp. Rev. VRDO (Medical Service Plan)            3.50%    11/2/1999                   1,300          1,300
                                                                                                                  -----------
                                                                                                                      128,808
                                                                                                                  -----------

MINNESOTA (1.1%)
Rochester MN Health Care Fac. Rev. (Mayo Foundation)               5.375%   11/15/2018                  12,000         11,220
Rochester MN Health Care Fac. Rev. (Mayo Foundation)                5.50%   11/15/2027                   9,000          8,381
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                          0.00%     5/1/2020                  35,070          2,360
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                          9.75%     5/1/2020                  10,035          9,533
                                                                                                                  -----------
                                                                                                                       31,494
                                                                                                                  -----------

MISSOURI (0.8%)
Missouri Health & Educ. Fac. Auth. (SSM Health Care)                5.00%     6/1/2022 (1)              16,000         13,839
Missouri Health & Educ. Fac. Auth.
   (St. Luke Mission Health System)                                5.375%   11/15/2016 (1)               8,000          7,430
                                                                                                                  -----------
                                                                                                                       21,269
                                                                                                                  -----------
NEBRASKA (1.0%)
Nebraska Public Power Dist. Rev.                                    5.00%     1/1/2028 (1)              34,000         28,833
                                                                                                                  -----------


NEVADA (0.2%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarran International Airport)                                 3.45%    11/3/1999 (1)               5,415          5,415
                                                                                                                  -----------


NEW HAMPSHIRE (0.6%)
New Hampshire Business Finance Auth. PCR PUT
   (United Illuminating)                                            4.55%     2/1/2004                  10,000          9,680
New Hampshire Health & Higher Educ. Rev.
   (Catholic Medical Center)                                        6.00%     7/1/2017                   6,580          6,371
                                                                                                                  -----------
                                                                                                                       16,051
                                                                                                                  -----------

NEW JERSEY (3.4%)
Hudson County NJ Improvement Auth. Solid Waste Systems Rev.         6.00%     1/1/2029                   7,500          7,006
Hudson County NJ Improvement Auth. Solid Waste Systems Rev.        6.125%     1/1/2019                   2,000          1,885
Hudson County NJ Improvement Auth. Solid Waste Systems Rev.        6.125%     1/1/2029                  16,000         14,909
New Jersey Econ. Dev. Auth. Rev.
   (Kapkowski Road Landfill-DST Project Elizabeth)                 6.375%     4/1/2018                   2,250          2,206
New Jersey Econ. Dev. Auth. Rev.
   (Kapkowski Road Landfill -DST Project Elizabeth)                6.375%     4/1/2031                  15,000         14,437
New Jersey Econ. Dev. Auth. Rev. (Market Transition)               5.875%     7/1/2011 (1)               8,000          8,237
New Jersey Econ. Dev. Auth. Rev. VRDO (Hoffman-La Roche
   Project)                                                         3.60%    11/2/1999 LOC               6,800          6,800
New Jersey Econ. Dev. Auth. Special Fac. Rev.
   (Continental Airlines, Inc. Project)                             6.25%    9/15/2019                  16,000         15,147
New Jersey Sports & Exposition Auth. Rev.                           6.50%     3/1/2013                  15,000         16,501
New Jersey Transp. Trust Fund Auth.                                 6.00%    6/15/2011 (1)              10,000         10,445
Port Auth. of New York & New Jersey Structure Obligation VRDO       3.45%    11/2/1999                   1,300          1,300
                                                                                                                  -----------
                                                                                                                       98,873
                                                                                                                  -----------


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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
NEW YORK (9.1%)
Long Island NY Power Auth. Electric System Rev.                     0.00%    12/1/2006 (4)          $    5,000    $     3,496
Long Island NY Power Auth. Electric System Rev. VRDO                3.45%    11/3/1999 LOC               5,900          5,900
Metro. NY Transit Auth. Rev. (Dedicated Petroleum Tax)              6.00%     4/1/2020 (1)              18,000         18,340
Metro. NY Transit Auth. Rev. (Service Contract)                    7.375%     7/1/2008                  22,870         25,447
Metropolitan Transp. Auth. Transit Fac. Rev.                        6.00%     7/1/2019 +                30,855         30,432
Metropolitan Transp. Auth. Transit Fac. Rev.                        6.00%     7/1/2024 +                13,000         12,753
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                        5.50%    6/15/2020                  25,000         23,418
New York State Dormitory Auth. Rev. (City Univ.)                   6.375%     7/1/2008                   1,340          1,412
New York State Dormitory Auth. Rev. (City Univ.)                    7.50%     7/1/2010                   5,500          6,238
New York State Dormitory Auth. Rev. (State Univ.)                  5.375%    5/15/2007 (2)               2,100          2,145
New York State Dormitory Auth. Rev. (State Univ.)                   7.50%    5/15/2013                  11,500         13,423
New York State Energy Research & Dev. Auth. VRDO
   (Consolidated Edison)                                            3.50%    11/3/1999                   5,300          5,300
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Health Care)                                     4.90%    11/1/2010 (1)               9,890          9,297
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                      5.00%    11/1/2011                   8,900          8,408
New York State Housing Finance Agency Auth. Rev.
   (Nursing Home & Healthcare)                                      5.10%    11/1/2012                  10,895         10,277
New York State Local Govt. Assistance Corp.                         6.00%     4/1/2016                   6,400          6,464
New York State Local Govt. Assistance Corp.                         6.50%     4/1/2001 (Prere.)         16,110         16,924
Niagara Falls NY COP (High School Fac.)                            5.875%    6/15/2019 (1)               9,000          8,922
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                      6.25%    12/1/2008 (1)               4,000          4,265
Suffolk County NY IDR (Nissequogue Cogen Partners Fac.)            4.875%     1/1/2008                   1,500          1,413
Suffolk County NY IDR (Nissequogue Cogen Partners Fac.)             5.30%     1/1/2013                   1,750          1,621
Suffolk County NY IDR (Nissequogue Cogen Partners Fac.)             5.50%     1/1/2023                   6,500          5,729
Triborough Bridge & Tunnel Auth. NY Rev.
   (Convention Center Project)                                      7.25%     1/1/2010                  13,500         15,041
Triborough Bridge & Tunnel Auth. NY Rev.
   (General Purpose Rev.)                                           5.00%     1/1/2024                   5,000          4,298
Triborough Bridge & Tunnel Auth. NY Rev.
   (General Purpose Rev.)                                           5.25%     1/1/2028                  12,325         10,892
Triborough Bridge & Tunnel Auth. NY Rev.
   (General Purpose Rev.)                                           5.50%     1/1/2017                  10,000          9,707
                                                                                                                  -----------
                                                                                                                      261,562
                                                                                                                  -----------

NORTH CAROLINA (0.7%)
New Hanover County NC Hosp. Rev.
   (New Haven Regional Medical Center Project)                      5.75%    10/1/2016 (2)              12,500         12,274
North Carolina Eastern Muni. Power Agency Rev.                      6.50%     1/1/2018 (ETM)             6,665          7,208
                                                                                                                  -----------
                                                                                                                       19,482
                                                                                                                  -----------

OHIO (4.0%)
Butler County OH Transp. Improvement Dist. Rev.                    5.125%     4/1/2017 (4)               5,000          4,552
Butler County OH Transp. Improvement Dist. Rev.                     5.50%     4/1/2009 (4)               3,000          3,075
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                          3.45%    11/3/1999 (1)               4,100          4,100
Lucas County OH Hosp. Fac. Rev. (Flower Memorial Hosp.)            8.125%    12/1/2001 (Prere.)          8,900          9,722
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)              5.20%    12/1/2006 (9)               5,000          4,994
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)              5.25%    12/1/2004 (9)               2,250          2,265
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)              5.35%    12/1/2008 (9)               4,615          4,557
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)             5.375%    12/1/2005 (9)               2,400          2,418
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)              5.40%    12/1/2009 (9)               3,850          3,785
Montgomery County OH Hosp. Fac. Rev. (Grandview Hosp.)              5.75%    12/1/2007 (9)               3,300          3,368
Ohio Air Quality Dev. Auth. PCR PUT                                 4.60%    10/1/2003                   4,500          4,349
Ohio Water Dev. Auth. PCR PUT (Cleveland Electric)                  4.40%    10/1/2000                  23,255         23,128
Ohio Water Dev. Auth. PCR PUT (Cleveland Electric)                  4.60%    10/1/2003                   3,550          3,425
Ohio Water Dev. Auth. PCR PUT (Toledo-Edison)                       5.25%     9/1/2002                   6,000          5,961
Ohio Water Dev. Auth. PCR PUT (Toledo-Edison)                       5.58%    6/15/2004                  18,800         18,513
Parma OH Hosp. Improvement Rev.
   (Parma Community General Hosp.)                                  5.35%    11/1/2018                   2,500          2,218
Scioto County OH Marine Terminal Fac.
   (Norfolk Southern Corp. Project)                                 5.30%    8/15/2013                  14,750         13,466
                                                                                                                  -----------
                                                                                                                      113,896
                                                                                                                  -----------


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
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                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                         COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
OKLAHOMA (1.5%)
Jackson County OK Memorial Hosp. Auth. Rev.
   (Jackson Memorial)                                               6.75%     8/1/2004              $    3,555    $     3,520
Jackson County OK Memorial Hosp. Auth. Rev.
   (Jackson Memorial)                                               7.30%     8/1/2015                   4,000          4,048
Norman OK Regional Hosp. Auth.                                     5.625%     9/1/2016 (1)               4,510          4,323
Oklahoma Dev. Finance Auth. (Hillcrest Hosp.)                      5.625%    8/15/2029                  36,850         30,343
                                                                                                                  -----------
                                                                                                                       42,234
                                                                                                                  -----------

OREGON (1.7%)
Klamath Falls OR Electric Rev.                                      5.50%     1/1/2007                  11,000         10,491
Klamath Falls OR Electric Rev.                                      5.75%     1/1/2013                  20,000         18,534
Oregon State Department Administrative Services                     5.70%     5/1/2016 (2)               4,290          4,530
Portland OR Sewer System Rev.                                       5.50%     6/1/2017 (1)              15,000         14,475
                                                                                                                  -----------
                                                                                                                       48,030
                                                                                                                  -----------

PENNSYLVANIA (10.6%)
Allegheny County PA Airport Rev.
   (Pittsburgh International Airport)                               5.75%     1/1/2011 (1)               6,000          6,078
Allegheny County PA Sanitation Auth. Sewer Rev.                     6.00%    12/1/2019 (1)              14,630         14,706
Beaver County PA IDA PCR PUT (Cleveland Electric Project)           4.60%    10/1/2003                  12,950         12,619
Beaver County PA IDA PCR PUT (Toledo- Edison)                       4.85%     6/1/2004                  20,850         20,620
Bucks County IDA (Chandler Health Care)                             5.70%     5/1/2009                   1,800          1,682
Bucks County IDA (Chandler Health Care)                             6.20%     5/1/2019                   1,250          1,134
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)     5.125%    12/1/2013                   3,400          2,933
Delaware County PA Hosp. Auth. (Crozer Chester Medical Center)      5.30%    12/1/2027                   8,905          7,161
Delaware County PA IDA Resource Recovery Rev.
   (Browning Ferris)                                                5.50%     1/1/2002                   5,000          4,932
Delaware County PA IDA Resource Recovery Rev.
   (Browning Ferris)                                                6.10%     1/1/2006                   5,500          5,335
Delaware County PA IDA Resource Recovery Rev.
   (Browning Ferris)                                                6.10%     7/1/2013                  30,500         28,318
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.          5.50%     8/1/2028 (2)              10,000          9,462
Geisinger Health System Auth. of Pennsylvania VRDO
   (Penn State Geisinger Health System)                             3.60%    11/2/1999                   5,600          5,600
Geisinger Health System Auth. of Pennsylvania
   (Penn State Geisinger Health System)                             5.50%    8/15/2023                  27,700         25,822
Langhorne PA Higher Educ. & Health Auth. Rev.
   (Lower Bucks Hosp.)                                              7.30%     7/1/2012                   4,500          3,523
Langhorne PA Higher Educ. & Health Auth. Rev.
   (Lower Bucks Hosp.)                                              7.35%     7/1/2022                   8,625          6,654
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Brittany Point Project)                                         8.50%     1/1/2003 (Prere.)          5,000          5,661
Montgomery County PA IDA Pollution Rev. (PECO Energy)               5.20%    10/1/2004                  10,000          9,948
Pennsylvania Convention Center Auth. Rev.                           6.60%     9/1/2009 (4)               2,500          2,724
Pennsylvania Convention Center Auth. Rev.                           6.70%     9/1/2014 (4)               3,500          3,796
Pennsylvania Convention Center Auth. Rev.                           6.75%     9/1/2019 (4)               3,695          3,952
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                 7.05%    12/1/2010                   2,500          2,650
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                7.125%    12/1/2015                  14,000         14,819
Pennsylvania Housing Finance Agency Rev.                            7.60%     7/1/2013                  10,000         10,544
Pennsylvania Intergovernmental Cooperative Auth. Rev.               5.25%    6/15/2016                   7,750          7,174
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                      7.00%    8/15/2012                   3,540          3,735
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                      7.00%    8/15/2017                   1,000          1,055
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                      7.00%    8/15/2022                     500            528
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Methodist Hosp.)                                                7.75%     7/1/2004 (Prere.)         11,955         13,535
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Roxborough Memorial Hosp.)                                      7.25%     3/1/2024                   9,480          9,500
Philadelphia PA Muni. Auth. Rev.                                   6.125%    7/15/2008                   4,000          4,068
Philadelphia PA Muni. Auth. Rev.                                    6.25%    7/15/2013                   5,785          5,834
Philadelphia PA Muni. Auth. Rev.                                    6.30%    7/15/2017                   1,750          1,752
Philadelphia PA Muni. Auth. Rev.                                   8.625%   11/15/2016                     620            663
Philadelphia PA Water & Waste Water Rev.                            7.00%    6/15/2011 (3)              21,500         24,341
Schuylkill County PA IDA (Waste Managment)                          5.10%    10/1/2019                   2,400          2,124
Scranton-Lackawanna PA Health & Welfare (Moses Taylor Hosp.)        8.50%     7/1/2001 (Prere.)         14,375         15,619
Westmoreland County PA IDA (Waste Management)                       5.10%     5/1/2018                   4,400          3,931
                                                                                                                  -----------
                                                                                                                      304,532
                                                                                                                  -----------


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
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
                                                                   COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO (0.2%)
Puerto Rico Electric Power Auth. Rev.                               5.25%     7/1/2016 (4)          $    5,000    $     4,749
                                                                                                                  -----------


RHODE ISLAND (0.4%)
Rhode Island Convention Center Auth. Rev.                           5.75%    5/15/2020 (2)               5,000          4,813
Rhode Island Public Building Auth.                                  5.25%     2/1/2010 (2)               5,000          4,953
                                                                                                                  -----------
                                                                                                                        9,766
                                                                                                                  -----------

SOUTH CAROLINA (0.2%)
Piedmont SC Muni. Power Agency Rev.                                 6.25%     1/1/2021 (3)               6,640          6,918
                                                                                                                  -----------


TENNESSEE (1.0%)
Johnson City TN Health & Educ. Rev.
   (Johnson City Medical Center)                                   5.125%     7/1/2025 (1)               4,000          3,474
Metro. Govt. of Nashville and Davidson County TN
   Electric Rev.                                                    5.20%    5/15/2023                  20,000         17,720
Springfield TN Health & Educ. Fac. Board Hosp. Rev.
   (Northcrest Medical Center)                                      4.90%     8/1/2008                   4,010          3,714
Springfield TN Health & Educ. Fac. Board Hosp. Rev.
   (Northcrest Medical Center)                                      5.25%     8/1/2013                   5,450          4,731
                                                                                                                  -----------
                                                                                                                       29,639
                                                                                                                  -----------

TEXAS (8.8%)
Austin TX Airport System Rev.                                      6.125%   11/15/2025 (1)              38,000         37,730
Austin TX Airport System Rev.                                       6.45%   11/15/2020 (1)              17,040         17,399
Austin TX Water, Sewer & Electric Rev.                             14.00%   11/15/2001                     120            131
Austin TX Water, Sewer & Electric Rev.                             14.00%   11/15/2001 (ETM)                15             17
Brazos River TX Auth. Rev. (Reliant Energy Inc.)                   5.375%     4/1/2019                  11,500          9,852
Coastal Bend TX Health Fac. Dev. Corp. Rev. VRDO
   (Incarnate Word Health System)                                   3.55%    11/3/1999 (2)               1,200          1,200
Harris County TX Hosp. Dist. Rev.                                   7.40%    2/15/2010 (2)              17,500         19,905
Harris County TX Improvement GO                                     0.00%    10/1/2013 (1)               9,630          4,298
Hidalgo County TX Health Mission Hosp.                             6.875%    8/15/2026                   7,880          7,993
Houston TX Water & Sewer System Rev.                                0.00%    12/1/2004 (2)              12,590          9,792
Houston TX Water & Sewer System Rev.                                0.00%    12/1/2011 (2)              24,810         12,606
Houston TX Water & Sewer System Rev.                                0.00%    12/1/2012 (2)              26,000         12,333
Houston TX Water & Sewer System Rev.                               6.375%    12/1/2017 (2)               4,530          4,658
North Central Texas Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                    3.65%    11/2/1999 (1)                 700            700
Odessa TX Junior College Dist. Rev.                                8.125%     6/1/2005 (Prere.)         10,000         11,678
San Antonio TX Electric & Gas Rev.                                  5.00%     2/1/2002 (Prere.)            150            153
San Antonio TX Electric & Gas Rev.                                  5.00%     2/1/2017                   3,350          2,976
Texas GO                                                            5.50%     4/1/2002 (Prere.)         40,050         41,752
Texas Muni. Power Agency Rev.                                       0.00%     9/1/2006                   6,205          4,365
Texas TRAN                                                          4.50%    8/31/2000                  10,000         10,056
Texas Turnpike Auth. Dallas Northway Rev.                           5.50%     1/1/2015 (3)              14,605         14,137
Texas Turnpike Auth. Dallas Northway Rev.
   (President George Bush Turnpike)                                 0.00%     1/1/2011 (2)               7,000          3,744
Tomball TX Hosp. Auth. Rev.                                         6.00%     7/1/2025                   7,400          6,739
Tomball TX Hosp. Auth. Rev.                                         6.00%     7/1/2029                  10,000          9,049
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)              5.30%     7/1/2007                   2,250          2,152
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)              5.40%     7/1/2008                   2,500          2,381
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)              5.50%     7/1/2009                   2,000          1,884
Tyler TX Health Fac. Dev. Corp. (Mother Frances Hosp.)             5.625%     7/1/2013                   1,680          1,518
                                                                                                                  -----------
                                                                                                                      251,198
                                                                                                                  -----------

UTAH (1.1%)
Intermountain Power Agency Utah Power Supply Rev.                   5.70%     7/1/2017 (1)              12,000         11,694
Intermountain Power Agency Utah Power Supply Rev.                   5.75%     7/1/2019 (1)              13,000         12,612
Salt Lake City & County UT Airport Rev. VRDO                        3.50%    11/4/1999 LOC               8,200          8,200
                                                                                                                  -----------
                                                                                                                       32,506
                                                                                                                  -----------

VIRGIN ISLANDS (1.1%)
Virgin Islands Public Finance Auth. Rev.                            5.20%    10/1/2009                   3,065          2,944
Virgin Islands Public Finance Auth. Rev.                            5.50%    10/1/2007                   6,530          6,517
Virgin Islands Public Finance Auth. Rev.                            5.75%    10/1/2013                  11,000         10,642


------------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE         MARKET
                                                                              MATURITY                  AMOUNT         VALUE*
HIGH-YIELD TAX-EXEMPT FUND                                         COUPON         DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Public Finance Auth. Rev.                           5.875%    10/1/2018              $    6,500    $     6,197
Virgin Islands Public Finance Auth. Rev.                            6.00%    10/1/2008                   4,915          4,948
                                                                                                                  -----------
                                                                                                                       31,248
                                                                                                                  -----------

VIRGINIA (2.6%)
Alexandria VA Redev. & Housing Auth. Rev.
   (Portals West Project)                                           9.50%    7/15/2020 --                9,680          6,098
Charles City County VA IDA Solid Waste Disposal Rev.
   (Waste Management Project)                                      4.875%     2/1/2009                   7,750          6,785
Chesterfield County VA Mortgage Rev.
   (Brandermill Woods Project)                                      6.50%     1/1/2028                  15,803         14,051
Lynchburg VA IDA Healthcare Facs. Rev. (Centra Health)              5.20%     1/1/2018                   4,400          3,902
Lynchburg VA IDA Healthcare Facs. Rev. (Centra Health)              5.20%     1/1/2023                   1,000            872
Pocahontas Parkway Assoc. VA Route                                  5.00%    8/15/2010 (3)               6,100          5,652
Pocahontas Parkway Assoc. VA Route                                  5.00%    8/15/2011                   3,900          3,564
Pocahontas Parkway Assoc. VA Route                                  5.25%    8/15/2007                   4,600          4,471
Pocahontas Parkway Assoc. VA Route                                  5.25%    8/15/2009                   6,000          5,734
Pocahontas Parkway Assoc. VA Route                                  5.50%    8/15/2028                  28,000         23,954
                                                                                                                  -----------
                                                                                                                       75,083
                                                                                                                  -----------

WASHINGTON (1.6%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)     0.00%     6/1/2010 (1)              19,550         10,882
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)     0.00%     6/1/2011 (1)              11,400          5,937
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)     0.00%     6/1/2012 (1)              19,650          9,555
Port Auth. of Seattle WA GO                                         5.75%     5/1/2014                  15,600         15,642
Spokane WA Downtown Parking Rev. (River Park Square Project)        5.60%     8/1/2019                   6,000          5,285
                                                                                                                  -----------
                                                                                                                       47,301
                                                                                                                  -----------

WEST VIRGINIA (0.3%)
West Virginia Building Comm. Rev. (Jail & Correction Fac.)          7.00%     7/1/2013 (1)               8,390          9,614
                                                                                                                  -----------


WISCONSIN (1.4%)
Wisconsin Health & Educ. Fac. Auth. Rev.
   (Aurora Health Care Inc.)                                        5.60%    2/15/2029                  36,000         30,780
Wisconsin Health & Educ. Fac. Auth. Rev.
   (Aurora Health Care Inc.)                                       5.625%    2/15/2020                   9,000          7,943
                                                                                                                  -----------
                                                                                                                       38,723
                                                                                                                  -----------

WYOMING (0.1%)
Lincoln County WY PCR VRDO (Exxon Project)                          3.60%    11/2/1999                   3,000          3,000
                                                                                                                  -----------
------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,938,224)                                                                                                2,885,678
------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)
------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                   51,379
Liabilities                                                                                                           (69,693)
                                                                                                                  -----------
                                                                                                                      (18,314)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------
Applicable to 283,051,693 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                $2,867,364
==============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                              $10.13
==============================================================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 67.

------------------------------------------------------------------------------------------------------------------------------
 AT OCTOBER 31, 1999, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------
                                                                                                        AMOUNT            PER
                                                                                                         (000)          SHARE
------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                    $2,949,563         $10.42
 Undistributed Net Investment Income                                                                        --             --
 Overdistributed Net Realized Gains--Note E                                                            (29,653)          (.10)
 Unrealized Depreciation--Note F                                                                       (52,546)          (.19)
------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                         $2,867,364         $10.13
==============================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
 -Non-Income-Producing Security--Interest Payments in Default.
--Only partial interest was paid on the last interest payment date.
 +Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of October 31, 1999.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
Vanguard Municipal Bond Funds

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Vanguard Tax-Exempt Money Market Fund, Vanguard Short-Term Tax-Exempt Fund, Vanguard Limited-Term Tax-Exempt Fund, Vanguard Intermediate-Term Tax-Exempt Fund, Vanguard Insured Long-Term Tax-Exempt Fund, Vanguard Long-Term Tax-Exempt Fund and Vanguard High-Yield Tax-Exempt Fund (separate portfolios of Vanguard Municipal Bond Funds, hereafter referred to as the "Funds") at October 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103


November 30, 1999


--------------------------------------------------------------------------------
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD MUNICIPAL BOND FUNDS

This information for the fiscal year ended October 31, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The Short-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Insured Long-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, and High-Yield Tax-Exempt Fund distributed $154,000, $20,558,000, $12,271,000, $15,507,000 and
$17,896,000, respectively, as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

F950-12/21/1999